As filed with the Securities and Exchange Commission on April 21, 2000
                    Registration File Nos. 33-31140/811-4420


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------
                         POST-EFFECTIVE AMENDMENT NO. 18

                                    FORM S-6
                        ---------------------------------

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                        ---------------------------------

                             WRL SERIES LIFE ACCOUNT
                              (Exact Name of Trust)

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                               (Name of Depositor)

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
          (Complete Address of Depositor's Principal Executive Offices)

                             Thomas E. Pierpan, Esq.
         Senior Vice President, General Counsel and Assistant Secretary
                   Western Reserve Life Assurance Co. of Ohio
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                (Name and Complete Address of Agent for Service)

                                   Copies to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

                        ---------------------------------

Title of Securities being registered: Units of interest in the separate account under flexible payment deferred variable life policies.

It is proposed that this filing will become effective (check appropriate space):

     immediately upon filing pursuant to paragraph (b) of Rule 485
----

 X  on   May 1, 2000, pursuant to paragraph (b) of Rule 485
---    -------------

     60 days after filing pursuant to paragraph (a) of Rule 485
----

     on          , pursuant to paragraph (a) of Rule 485
----   ----------

P R O S P E C T U S
MAY 1, 2000

                         WRL FREEDOM EQUITY PROTECTOR/registered trademark/

                                 issued through
                             WRL Series Life Account
                                       by
                       Western Reserve Life Assurance Co.
                                     of Ohio
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                 1-800-851-9777
                                 (727) 299-1800
          AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

            CONSIDER CAREFULLY THE RISK FACTORS BEGINNING ON PAGE 10
                               OF THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE            An investment in this Policy is not a
COMMISSION HAS NOT APPROVED            bank deposit. The Policy is not insured
OR DISAPPROVED THESE SECURITIES        or guaranteed by the Federal Deposit
OR PASSED UPON THE ADEQUACY            Insurance Corporation or any other
OF THIS PROSPECTUS. ANY                government agency.
REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.                 If you already own a life insurance
                                       policy, it may not be to your advantage
                                       to buy additional insurance or to
                                       replace your policy with the Policy
                                       described in this prospectus.

                                       Prospectuses for the portfolios of:

                                       WRL Series Fund, Inc.;
                                       Variable Insurance Products Fund (VIP);
                                       Variable Insurance Products Fund II (VIP
                                       II; and
                                       Variable Insurance Products Fund III
                                       (VIP III)

                                       must accompany this prospectus. Certain
                                       portfolios may not be available in all
                                       states. Please read these documents
                                       before investing and save them for
                                       future reference.

TABLE OF CONTENTS

--------------------------------------------------------------------------------


Glossary .......................................................     1
Policy Summary .................................................     4
Risk Summary ...................................................    10
Portfolio Annual Expense Table .................................    14
Western Reserve and the Fixed Account ..........................    16
    Western Reserve ............................................    16
    The Fixed Account ..........................................    16
The Separate Account and the Portfolios ........................    17
    The Separate Account .......................................    17
    The Funds ..................................................    17
    Addition, Deletion, or Substitution of Investments .........    22
    Your Right to Vote Portfolio Shares ........................    22
The Policy .....................................................    23
    Purchasing a Policy ........................................    23
    Underwriting Standards .....................................    23
    When Insurance Coverage Takes Effect .......................    24
    Ownership Rights ...........................................    26
    Canceling a Policy .........................................    27
Premiums .......................................................    28
    Premium Flexibility ........................................    28
    Planned Periodic Payments ..................................    28
    Minimum Monthly Guarantee Premium ..........................    28
    No Lapse Period ............................................    29
    Premium Limitations ........................................    29
    Making Premium Payments ....................................    29
    Allocating Premiums ........................................    30
Policy Values ..................................................    31
    Cash Value .................................................    31
    Net Surrender Value ........................................    31
    Subaccount Value ...........................................    31
    Subaccount Unit Value ......................................    32
    Fixed Account Value ........................................    33
Transfers ......................................................    33
    General ....................................................    33
    Fixed Account Transfers ....................................    35
    Conversion Rights ..........................................    35
    Dollar Cost Averaging ......................................    35
    Asset Rebalancing Program ..................................    36
    Third Party Asset Allocation Services ......................    37
Charges and Deductions .........................................    38
    Premium Charges ............................................    38
    Monthly Deduction ..........................................    39
    Mortality and Expense Risk Charge ..........................    40

           This Policy is not available in the State of New York.

    Surrender Charge .........................................   40
    Transfer Charge ..........................................   43
    Cash Withdrawal Charge ...................................   43
    Taxes ....................................................   44
    Portfolio Expenses .......................................   44
    Group or Sponsored Policies ..............................   44
    Associate Policies .......................................   45
    Protector Plus Program(SM)................................   45
Death Benefit ................................................   46
    Death Benefit Proceeds ...................................   46
    Death Benefit ............................................   46
    Effects of Cash Withdrawals on the Death Benefit .........   48
    Choosing Death Benefit Options ...........................   48
    Changing the Death Benefit Option ........................   48
    Changing the Specified Amount ............................   49
    Payment Options ..........................................   49
Surrenders and Cash Withdrawals ..............................   50
    Surrenders ...............................................   50
    Cash Withdrawals .........................................   50
Loans ........................................................   51
    General ..................................................   51
    Interest Rate Charged ....................................   52
    Loan Reserve Interest Rate Credited ......................   52
    Effect of Policy Loans ...................................   53
Policy Lapse and Reinstatement ...............................   53
    Lapse ....................................................   53
    No Lapse Period ..........................................   54
    Reinstatement ............................................   54
Federal Income Tax Considerations ............................   55
    Tax Status of the Policy .................................   55
    Tax Treatment of Policy Benefits .........................   56
    Special Rules for 403(b) Arrangements ....................   58
Other Policy Information .....................................   59
    Our Right to Contest the Policy ..........................   59
    Suicide Exclusion ........................................   59
    Misstatement of Age or Gender ............................   59
    Modifying the Policy .....................................   59
    Benefits at Maturity .....................................   59
    Payments We Make .........................................   60
    Settlement Options .......................................   61
    Reports to Owners ........................................   62
    Records ..................................................   62
    Policy Termination .......................................   63
Supplemental Benefits (Riders) ...............................   63
    Children's Insurance Rider ...............................   63
    Accidental Death Benefit Rider ...........................   63
    Other Insured Rider ......................................   63
    Disability Waiver Rider ..................................   64
    Disability Waiver and Income Rider .......................   64

    Primary Insured Rider ("PIR") and Primary Insured
       Rider Plus ("PIR Plus") ...........................................     64
    Terminal Illness Accelerated Death Benefit Rider .....................     65
IMSA .....................................................................     66
Performance Data .........................................................     66
    Rates of Return ......................................................     66
    Hypothetical Illustrations Based on Subaccount Performance ...........     68
    Other Performance Data in Advertising Sales Literature ...............     78
    Western Reserve's Published Ratings ..................................     78
Additional Information ...................................................     79
    Sale of the Policies .................................................     79
    Legal Matters ........................................................     79
    Legal Proceedings ....................................................     79
    Variations in Policy Provisions ......................................     79
    Experts ..............................................................     80
    Financial Statements .................................................     80
    Additional Information about Western Reserve .........................     80
    Western Reserve's Directors and Officers .............................     81
    Additional Information about the Separate Account ....................     83
Appendix A -- Illustrations ..............................................     84
Appendix B -- Wealth Indices of Investments in the U.S. Capital Market ...     88
Index to Financial Statements ............................................     90
    WRL Series Life Account ..............................................     91
    Western Reserve Life Assurance Co. of Ohio ...........................    118

GLOSSARY
--------------------------------------------------------------------------------


 accounts           The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.
                    --------------------------------------------------------------------------------
 attained age       The issue age of the person insured, plus the number of completed years since the Policy date.
                    --------------------------------------------------------------------------------
 beneficiary(ies)   The person or persons you select to receive the death benefit from this Policy.
                    You can name a beneficiary and contingent beneficiaries.
                    --------------------------------------------------------------------------------
 cash value         The sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.
                    --------------------------------------------------------------------------------
 death benefit      The amount we will pay to the beneficiary on the insured's death. We will
 proceeds           reduce the death benefit proceeds by the amount of any outstanding loan amount and any due and unpaid monthly deductions. We will increase the death benefit proceeds by any interest you paid in advance on the loan for the period between the date of death and the next Policy anniversary.
                    --------------------------------------------------------------------------------
 fixed account      An option to which you may allocate premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. New Jersey residents: The fixed account is NOT available to you.
                    --------------------------------------------------------------------------------
 free-look period   The period during which you may return the Policy and receive a refund as described in this prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.
                    --------------------------------------------------------------------------------
 funds              Investment companies which are registered with the U.S. Securities and
                    Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Policy in the future.
                    --------------------------------------------------------------------------------
 guideline          The level annual premium payment you must pay so that we can provide the
 premium            benefits you selected through the maturity date. The amount of the payment is based on particular facts relating to the insured and certain assumptions allowed by law. The guideline premium is shown on your Policy schedule page.
                    --------------------------------------------------------------------------------
 in force           While coverage under the Policy is active and the insured's life remains insured.
                    --------------------------------------------------------------------------------
 initial premium    The amount you must pay before insurance coverage begins under this Policy.
                    The initial premium is shown on the schedule page of your Policy.
                    --------------------------------------------------------------------------------
 insured            The person whose life is insured by this Policy.
                    --------------------------------------------------------------------------------
 issue age          The insured's age on his or her birthday nearest to the Policy date.
                    --------------------------------------------------------------------------------
 lapse              When life insurance coverage ends because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, and you have not made a sufficient payment by the end of a grace period.
                    --------------------------------------------------------------------------------

 loan amount        The total amount of all outstanding Policy loans, including both principal and interest due.
                    -------------------------------------------------------------------------------
 loan reserve       A part of the fixed account to which amounts are transferred as collateral for
                    Policy loans.
                    -------------------------------------------------------------------------------
 maturity date      The Policy anniversary nearest the insured's 95th birthday if the insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy's extended maturity date benefit provision.
                    -------------------------------------------------------------------------------
 minimum            The amount shown on your Policy schedule page that we use during the no
 monthly            lapse period to determine whether a grace period will begin. We make this
 guarantee          determination whenever your net surrender value is not enough to meet
 premium            monthly deductions. If you pay your minimum monthly guarantee premium each month during the no lapse period, your Policy will not lapse, so long as you do not take a loan, increase the specified amount or add a rider.
                    -------------------------------------------------------------------------------
 Monthiversary      This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date that coincides with the Policy date in a calendar month, the Monthiversary is the next valuation date.
                    -------------------------------------------------------------------------------
 monthly            The monthly Policy charge, plus the monthly cost of insurance, plus the
 deduction          monthly charge for any riders added to your Policy.
                    -------------------------------------------------------------------------------
 net premium        The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charges and the premium collection charge.
                    -------------------------------------------------------------------------------
 net surrender      The amount we will pay you if you surrender the Policy while it is in force.
 value              The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge, minus any outstanding loan amount, plus any interest you paid in advance on the loan for the period between the date of surrender and the next Policy anniversary.
                    -------------------------------------------------------------------------------
 no lapse period    The first three Policy years during which the Policy will not lapse if certain conditions are met.
                    -------------------------------------------------------------------------------
 office             Our administrative office and mailing address is P.O. Box 5068, Clearwater,
                    Florida 33758-5068. Our street address is 570 Carillon Parkway,
                    St. Petersburg, Florida 33716. Our phone number is 1-800-851-9777.
                    -------------------------------------------------------------------------------
 planned periodic   A premium payment you make in a level amount at a fixed interval over a
 premium            specified period of time.
                    -------------------------------------------------------------------------------
 Policy date        The date when our underwriting process is complete, full life insurance coverage goes into effect, we begin to make the monthly deductions, and your initial net premium is allocated to the WRL J.P. Morgan Money Market subaccount. The Policy date is shown on the schedule page of your Policy.
                    We measure Policy months, years, and anniversaries from the Policy date.
                    -------------------------------------------------------------------------------
 portfolio          One of the separate investment portfolios of a fund.
                    -------------------------------------------------------------------------------
 premiums           All payments you make under the Policy other than loan repayments.
                    -------------------------------------------------------------------------------

 record date        The date we record your Policy on our books as an in force Policy, and we allocate your cash value from the WRL J.P. Morgan Money Market subaccount to the accounts that you elected on your application.
                    --------------------------------------------------------------------------------
 separate account   The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.
                    --------------------------------------------------------------------------------
 specified amount   The minimum death benefit we will pay under the Policy provided the Policy is in force. It is the amount shown on the Policy's schedule page, unless you increase or decrease the specified amount. In addition, we will reduce the specified amount by the dollar amount of any cash withdrawal if you choose the Option A (level) death benefit.
                    --------------------------------------------------------------------------------
 subaccount         A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.
                    --------------------------------------------------------------------------------
 surrender charge   If, during the first 15 Policy years, you fully surrender the Policy, we will deduct a surrender charge from the cash value. We will deduct an additional surrender charge for 15 years following an increase in the specified amount.
                    --------------------------------------------------------------------------------
 termination        When the insured's life is no longer insured under the Policy.
                    --------------------------------------------------------------------------------
 valuation date     Each day the New York Stock Exchange is open for trading. Western Reserve is open for business whenever the New York Stock Exchange is open.
                    --------------------------------------------------------------------------------
 valuation period   The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York
                    Stock Exchange on the next valuation date.
                    --------------------------------------------------------------------------------
 we, us, our        Western Reserve Life Assurance Co. of Ohio.
 (Western
 Reserve)
                    --------------------------------------------------------------------------------
 written notice     The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our office.
                    --------------------------------------------------------------------------------
 you, your          The person entitled to exercise all rights as owner under the Policy.
 (owner or
 policyowner)
                    --------------------------------------------------------------------------------

POLICY SUMMARY                WRL FREEDOM EQUITY PROTECTOR/registered trademark/
--------------------------------------------------------------------------------


     This summary provides only a brief overview of the more important features of the Policy. More detailed information about the Policy appears later in this prospectus. PLEASE READ THE REMAINDER OF THIS PROSPECTUS CAREFULLY.



THE POLICY IN GENERAL


     The WRL Freedom Equity Protector/registered trademark/ is an individual flexible premium variable life insurance policy.



     The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. (See Risk Summary p. 10.) You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.


     A few of the Policy features listed below are not available in all states, may vary depending upon when your Policy was issued and may not be suitable for your particular situation. Certain states place restrictions on access to the fixed account and on other Policy features. Please consult your agent and refer to your Policy for details.



PREMIUMS


/bullet/ You select a payment plan but are not required to pay premiums according to the plan. You can vary the frequency and amount, within limits, and can skip premium payments.
/bullet/  Unplanned premiums may be made, within limits.

/bullet/ Premium payments must be at least $50 if paid monthly and $600 if paid annually.
/bullet/ You increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium.
/bullet/ Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, so long as you do NOT:
          /bullet/ increase the specified amount, or /bullet/ add a rider.

     AND you must:
          /bullet/ pay total premiums (MINUS any withdrawals and MINUS any outstanding loans) that equals or is greater than the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date up to and including the current month.
/bullet/ The minimum monthly guarantee premium is shown on your Policy schedule page.

/bullet/ Under certain circumstances, extra premiums may be required to prevent lapse.

/bullet/ Once we deliver your Policy, the FREE-LOOK PERIOD begins. You may return the Policy during this period and receive a refund.

DEDUCTIONS FROM PREMIUM BEFORE WE PLACE IT IN A SUBACCOUNT AND/OR THE FIXED ACCOUNT



/bullet/ For the first ten Policy years: 6.0% premium expense charge. /bullet/ After the tenth year: 2.5% premium expense charge.
/bullet/  A premium collection charge of $2.00 from each premium payment.


INVESTMENT OPTIONS



     SUBACCOUNTS. You may direct the money in your Policy to any of the subaccounts of the WRL Series Life Account, a separate account. Each subaccount invests exclusively in one investment portfolio of a fund. THE MONEY YOU PLACE IN THE SUBACCOUNTS IS NOT GUARANTEED. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


The portfolios available to you are:




    WRL SERIES FUND, INC.
    - WRL VKAM Emerging Growth                             - WRL Great Companies -- America(SM)
    - WRL T. Rowe Price Small Cap                          - WRL Salomon All Cap
    - WRL Goldman Sachs Small Cap                          - WRL C.A.S.E. Growth
    - WRL Pilgrim Baxter Mid Cap Growth                    - WRL Dreyfus Mid Cap
    - WRL Alger Aggressive Growth                          - WRL NWQ Value Equity
    - WRL Third Avenue Value                               - WRL T. Rowe Price Dividend Growth
    - WRL Value Line Aggressive Growth                     - WRL Dean Asset Allocation
    - WRL GE International Equity (formerly,               - WRL LKCM Strategic Total Return
       WRL GE/Scottish Equitable International Equity)     - WRL J.P. Morgan Real Estate Securities
    - WRL Janus Global                                     - WRL Federated Growth & Income
    - WRL Great Companies -- Technology(SM)                - WRL AEGON Balanced
    - WRL Janus Growth                                     - WRL AEGON Bond
    - WRL Goldman Sachs Growth                             - WRL J.P. Morgan Money Market
    - WRL GE U.S. Equity



VARIABLE INSURANCE PRODUCTS FUND (VIP)

- Fidelity VIP Equity-Income Portfolio -- Service Class 2


VARIABLE INSURANCE PRODUCTS FUND II (VIP II)

- Fidelity VIP II Contrafund/registered trademark/ Portfolio -- Service Class 2


VARIABLE INSURANCE PRODUCTS FUND III (VIP III)

- Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2


     FIXED ACCOUNT. You may also direct the money in your Policy to the fixed account. Money you place in the fixed account is guaranteed, and will earn interest at a current interest rate declared from time to time. The annual interest rate will equal at least 4.0%. The fixed account is NOT available to residents of New Jersey.

CASH VALUE



/bullet/ Cash value equals the sum of your Policy's value in the subaccounts and the fixed account. If there is a loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

/bullet/ Cash value varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals, and Policy loans).
/bullet/ Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit.
/bullet/ There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount (including interest you owe on any Policy loan(s)).
/bullet/  The Policy will not lapse during the no lapse period so long as you:
          /arrow/   do not increase the specified amount; OR
          /arrow/   do not add any riders; AND
          /arrow/   have paid sufficient premiums.

TRANSFERS

/bullet/ You can transfer cash value among the subaccounts and the fixed account. We charge a $10 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

/bullet/  You may make transfers in writing, by telephone or by fax.

/bullet/  Policy loans reduce the amount of cash value available for transfers.


/bullet/ Dollar cost averaging and asset rebalancing programs are available. /bullet/ You may make one transfer per Policy year from the fixed account, and we must receive your request to transfer from the fixed account within 30 days after a Policy anniversary unless you select dollar cost averaging from the fixed account. Depending on when your Policy was issued, the amount of your transfer may be limited to the greater of:
          /arrow/   25% of your value in the fixed account; OR
          /arrow/   the amount you transferred from the fixed account in the
                    preceding Policy year.


CHARGES AND DEDUCTIONS



/bullet/ PREMIUM EXPENSE CHARGE: We deduct 6.0% from each premium payment during the first ten Policy years. After the tenth year we reduce the charge to 2.5%.
/bullet/ PREMIUM COLLECTION CHARGE: We deduct $2.00 from each premium payment to compensate us for billing and collection costs.
/bullet/ MONTHLY POLICY CHARGE: We deduct $5.00 from your cash value each month.
/bullet/ COST OF INSURANCE CHARGES: Deducted monthly from your cash value. Your charges vary each month with the insured's attained age, gender, the specified amount, the death benefit option you choose, and the investment results of the portfolios in which you invest.

/bullet/ MORTALITY AND EXPENSE RISK CHARGE: Deducted daily from each subaccount at an annual rate of 0.90% of your average daily net assets of each subaccount.

/bullet/ SURRENDER CHARGE: Deducted when a full surrender occurs during the first 15 Policy years. One portion is a deferred issue charge equal to $5.00 per thousand of initial specified amount. The other is calculated by multiplying total premiums paid up to the guideline premium by 26.5%, and any premium paid above the guideline premium by smaller percentages that vary by issue age and gender. If you increase the specified amount, we deduct an additional surrender charge upon surrender during the 15 years following the increase. See Charges and Deductions -- Surrender Charge p. 40. We reduce the total surrender charge at the rate of 20% per year beginning in Policy year 11, until it reaches zero at the end of the 15th Policy year. THIS CHARGE MAY BE SIGNIFICANT. You may have no net surrender value if you surrender your Policy in the first few Policy years.

/bullet/ TRANSFER FEE: We deduct $10 for each transfer in excess of 12 per Policy year.

/bullet/ RIDER CHARGES: We deduct charges each month for the optional insurance benefits (riders) you select. Each rider will have its own charge.

/bullet/ CASH WITHDRAWAL FEE: We deduct a processing fee for cash withdrawals equal to the lesser of $25 or 2% of the withdrawal.

/bullet/ PORTFOLIO EXPENSES: The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses currently range from 0.44% to 1.20% annually, depending on the portfolio. See Portfolio Annual Expense Table p. 14. See also the fund prospectuses.



LOANS


/bullet/ After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the cash value, less any surrender charge and any already outstanding loan amount.

/bullet/  The minimum loan amount is generally $500.

/bullet/ You may request a loan either by calling us or by writing or faxing us written instructions.

/bullet/ We currently charge 5.2% interest annually. You will be charged the interest in advance each year on any outstanding loan amount.

/bullet/ To secure the loan, we transfer a portion of your cash value to a loan reserve account. The amount we transfer is equal to the loan plus interest in advance until the next Policy anniversary. The loan reserve account is part of the fixed account. You will earn at least 4.0% interest on amounts in the loan reserve account.

/bullet/ Federal income taxes and a penalty tax may apply to loans you take against the Policy.


/bullet/  There are risks involved in taking a Policy loan. See Risk Summary p.
          10.

DEATH BENEFIT

/bullet/  You must choose one of two death benefit options. We offer the following:
          /bullet/  Option A is the greater of:
                    /arrow/   the current specified amount, or
                    /arrow/   a specified percentage, multiplied by the Policy's
                              cash value on the date of the insured's death.
         /bullet/  Option B is the greater of:
                   /arrow/    the current specified amount, plus the Policy's
                              cash value on the date of the insured's death, or
                   /arrow/    a specified percentage, multiplied by the Policy's
                              cash value on the date of the insured's death.
/bullet/ So long as the Policy does not lapse, the minimum death benefit we pay under any option will be the current specified amount.
/bullet/ The minimum specified amount for a Policy for issue ages 0-45 is $50,000. It declines to $25,000 for issue ages 46-75. We will state the minimum specified amount in your Policy. You cannot decrease the specified amount below this minimum.
/bullet/ We will reduce the death benefit proceeds by the amount of any outstanding Policy loan, and any due and unpaid charges.
/bullet/ We will increase the death benefit proceeds by any additional insurance benefits you add by rider, and any interest you paid in advance on any loan for the period between the date of death and the next Policy anniversary.

/bullet/ After the first Policy year, you may increase the specified amount once each Policy year before your attained age 75.
/bullet/ After the third Policy year, you may either increase or decrease the specified amount once each Policy year. A decrease in specified amount cannot reduce your specified amount below the minimum specified amount as shown in your Policy.
/bullet/ After the third Policy year, you may change the death benefit option. A change in your death benefit option cannot reduce your specified amount below the minimum specified amount shown in your Policy.
/bullet/ Under current tax law, the death benefit should be income tax free to the beneficiary.

/bullet/ The death benefit is available in a lump sum or a variety of payout options.


CASH WITHDRAWALS AND SURRENDERS


/bullet/ You may take one withdrawal of cash value per Policy year after the first Policy year.
/bullet/  The amount of the withdrawal must be:
          /arrow/   at least $500; and
          /arrow/   no more than 10% of the net surrender value.

/bullet/ We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.
/bullet/ There is no surrender charge assessed when you take a cash withdrawal.
/bullet/ A cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.
/bullet/ If you choose death benefit Option A, we will reduce the current specified amount by the dollar amount of the withdrawal.

/bullet/ Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

/bullet/ You may fully surrender the Policy at any time before the insured's death or the maturity date. You will receive the net surrender value. A surrender charge will apply during the first 15 Policy years. An additional surrender charge will also apply if you surrender your Policy 15 years after any increase in specified amount.


INQUIRIES


     If you need additional information, please contact us at:

              Western Reserve Life
              P.O. Box 5068
              Clearwater, Florida 33758-5068
              1-800-851-9777
              www.westernreserve.com

RISK SUMMARY
--------------------------------------------------------------------------------




 INVESTMENT                    If you invest your cash value in one or more
 RISK                          subaccounts, you will be subject to the risk that
                               investment performance could be unfavorable and
                               that the cash value of your Policy would
                               decrease. YOU COULD LOSE EVERYTHING YOU INVEST,
                               AND YOUR POLICY COULD LAPSE. If you select the
                               fixed account, your cash value in the fixed
                               account is credited with a declared rate of
                               interest, but you assume a risk that the rate may
                               decrease, although it will never be lower than a
                               guaranteed minimum annual effective rate of 4.0%.

 RISK OF LAPSE                 If your Policy fails to meet certain conditions,
                               we will notify you that the Policy has entered a
                               61-day grace period and will lapse unless you
                               make a sufficient payment during the grace
                               period.

                               Your Policy contains a three-year no lapse period. Your Policy will not lapse during the first three Policy years as long as you pay your minimum monthly guarantee premium as shown in your Policy AND you do NOT add any riders and you do not increase the specified amount after the Policy date. If you do not pay the premiums and if you add any riders or increase the specified amount after the Policy date, you will automatically lose the no lapse guarantee and you will increase the risk that your Policy will lapse. In addition, if you take a withdrawal or a Policy loan, you will increase the risk of losing the no lapse guarantee. We deduct the total amount of your withdrawals and any outstanding loans from your premiums paid when we determine whether the sum of your minimum monthly guarantee premiums are high enough to keep the no lapse period in effect.

                               You will lessen the risk of Policy lapse if you keep the no lapse period in effect. During the first 3 Policy years, before you take a cash withdrawal, loan, increase the specified amount or increase or add a rider, you should consider carefully the effect it will have on the no lapse guarantee.

                               After the no lapse period, your Policy may lapse if loans, withdrawals, the monthly deduction of insurance charges, and insufficient investment returns reduce the net surrender value to zero.
                               The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value, minus the surrender charge, and minus any outstanding loans) is not enough to pay the monthly deduction due.

                               A Policy lapse may have adverse tax consequences.
                               See Federal Income Tax Considerations, p. 55 and
                               Policy Lapse and Reinstatement, p. 53.

                               You may reinstate this Policy within five years after it has lapsed (and prior to the maturity date), if the insured meets the insurability requirements and you pay the amount we require.

 TAX RISKS                     We expect that the Policy will generally be
 (INCOME TAX                   deemed a life insurance contract under federal
 AND MEC)                      tax law, so that the death benefit paid to the
                               beneficiary will not be subject to federal income
                               tax. However, due to lack of guidance, there is
                               less certainty in this regard with respect to
                               Policies issued on a substandard basis. Depending
                               on the total amount of premiums you pay, the
                               Policy may be treated as a modified endowment
                               contract ("MEC") under federal tax laws. A
                               Protector Plus ProgramSM Policy (discussed on
                               page 45) will in most instances be treated as a
                               MEC. If a Policy is treated as a MEC, partial
                               withdrawals, surrenders and loans will be taxable
                               as ordinary income to the extent there are
                               earnings in the Policy. In addition, a 10%
                               penalty tax may be imposed on partial
                               withdrawals, surrenders and loans taken before
                               you reach age 591/2. If a Policy is not treated
                               as a MEC, partial surrenders and withdrawals will
                               not be subject to tax to the extent of your
                               investment in the Policy. Amounts in excess of
                               your investment in the Policy, while subject to
                               tax as ordinary income, will not be subject to a
                               10% penalty tax. You should consult a qualified
                               tax advisor for assistance in all tax matters
                               involving your Policy.

 LIMITS ON CASH                The Policy permits you to take only one partial
 WITHDRAWALS                   withdrawal per Policy year, after the first
                               Policy year has been completed. The amount you
                               may withdraw is limited to 10% of the net
                               surrender value.

                               A cash withdrawal will reduce cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse period will end.

                               A cash withdrawal will reduce the death benefit.
                               If you select death benefit Option A, a cash withdrawal will permanently reduce the specified amount of the Policy by the amount of the withdrawal. If death benefit Option B is in effect when you make a withdrawal, the death benefit will be reduced by the amount the cash value was reduced. In some circumstances, a withdrawal may reduce the death benefit by more than the dollar amount of the withdrawal.

                               Federal income taxes and a penalty tax may apply to partial withdrawals and surrenders.

LOAN RISKS                     A Policy loan, whether or not repaid, will affect
                               cash value over time because we subtract the
                               amount of the loan from the subaccounts and the
                               fixed account and place that amount in the loan
                               reserve as collateral. We then credit a fixed
                               interest rate of not less than 4.0% to the loan
                               collateral. We currently credit interest at 4.75%
                               annually, but we are not obligated to do so in
                               the future. As a result, the loan collateral does
                               not participate in the investment results of the
                               subaccounts and may not continue to receive the
                               current interest rates credited. The longer the
                               loan is outstanding, the greater the effect is
                               likely to be. Depending on the investment results
                               of the subaccounts and the interest rates
                               credited to the fixed account, the effect could
                               be favorable or unfavorable.

                               We also charge interest on Policy loans at a rate of 5.2% to be paid in advance. Interest is added to the amount of the loan to be repaid.

                               (The above loan interest rates may vary depending on when and where your Policy was issued. See
                               Loans p. 51.)

                               A Policy loan affects the death benefit because a loan reduces the death benefit proceeds by the amount of the outstanding loan.

                               A Policy loan could make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period will end. There is also a risk if the loan reduces your net surrender value to too low an amount and investment experience is unfavorable, while the no lapse period is no longer in effect, that the Policy will lapse. Adverse tax consequences would result.

                               If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding indebtedness will be taxed as if it were a distribution from the Policy. See
                               Federal Income Tax Considerations p. 55.


 EFFECTS OF                    The surrender charge under this Policy is
 SURRENDER                     significant, especially in the early Policy
 CHARGE                        years. It is likely you will receive no net
                               surrender value if you surrender your Policy in
                               the first few Policy years. You should purchase
                               this Policy only if you have the financial
                               ability to keep it in force at the initial
                               specified amount for a substantial period of
                               time.

                               Even if you do not ask to surrender your Policy, the surrender charge plays a role in determining whether your Policy will lapse. Each month we will use the cash value (reduced by the surrender charge) (and reduced by outstanding loans) to measure whether your Policy will remain in force or will enter a grace period.

 COMPARISON                    Like fixed benefit life insurance, the Policy
 WITH OTHER                    offers a death benefit and can provide a cash
 INSURANCE                     value, loan privileges and a value on surrender.
 POLICIES                      However, the Policy differs from a fixed benefit
                               policy because it allows you to place your
                               premiums in investment subaccounts. The amount
                               and duration of life insurance protection and of
                               the Policy's cash value will vary with the
                               investment performance of the amounts you place
                               in the subaccounts. In addition, the cash value
                               and net surrender value will always vary with the
                               investment results of your selected subaccounts.

                               As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.

 ILLUSTRATIONS                 The illustrations in this prospectus are based on
                               hypothetical rates of return that are not
                               guaranteed. They illustrate how the specified
                               amount, Policy charges and hypothetical rates of
                               return affect death benefit levels, cash value
                               and net surrender value of the Policy. We may
                               also illustrate Policy values based on the
                               adjusted historical performance of the portfolios
                               since the portfolios' inception, reduced by
                               Policy and subaccount charges. The hypothetical
                               and adjusted historic portfolio rates illustrated
                               should not be considered to represent past or
                               future performance. It is almost certain that
                               actual rates of return may be higher or lower
                               than those illustrated, so that the values under
                               your Policy will be different from those in the
                               illustrations.

                                       13

PORTFOLIO ANNUAL EXPENSE TABLE
--------------------------------------------------------------------------------


This table shows the fees and expenses charged by each portfolio. More detail concerning each portfolio's fees and expenses is contained in the fund prospectuses.


ANNUAL PORTFOLIO OPERATING EXPENSES
(As a percentage of average portfolio assets after fee waivers and expense reimbursements)



                                                                                                         TOTAL PORTFOLIO
                                                                 MANAGEMENT     OTHER      RULE 12B-1        ANNUAL
 PORTFOLIO                                                          FEES      EXPENSES        FEES          EXPENSES
 ---------                                                          ----      --------        ----          --------
 WRL SERIES FUND, INC.(1)(9)
 WRL VKAM Emerging Growth                                          0.80%       0.07%           N/A            0.87%
 WRL T. Rowe Price Small Cap(5)                                    0.75%       0.25%           N/A            1.00%
 WRL Goldman Sachs Small Cap(5)                                    0.90%       0.10%           N/A            1.00%
 WRL Pilgrim Baxter Mid Cap Growth(5)                              0.90%       0.10%           N/A            1.00%
 WRL Alger Aggressive Growth                                       0.80%       0.09%           N/A            0.89%
 WRL Third Avenue Value                                            0.80%       0.20%           N/A            1.00%
 WRL Value Line Aggressive Growth(6)                               0.80%       0.20%           N/A            1.00%
 WRL GE International Equity(2)                                    1.00%       0.20%           N/A            1.20%
 WRL Janus Global(3)                                               0.80%       0.12%           N/A            0.92%
 WRL Great Companies -- Technology(SM)(6)                          0.80%       0.20%           N/A            1.00%
 WRL Janus Growth(4)                                               0.80%       0.05%           N/A            0.85%
 WRL Goldman Sachs Growth(5)                                       0.90%       0.10%           N/A            1.00%
 WRL GE U.S. Equity                                                0.80%       0.13%           N/A            0.93%
 WRL Great Companies -- America(SM)(6)                             0.80%       0.20%           N/A            1.00%
 WRL Salomon All Cap(5)                                            0.90%       0.10%           N/A            1.00%
 WRL C.A.S.E. Growth                                               0.80%       0.20%           N/A            1.00%
 WRL Dreyfus Mid Cap(5)                                            0.85%       0.15%           N/A            1.00%
 WRL NWQ Value Equity                                              0.80%       0.10%           N/A            0.90%
 WRL T. Rowe Price Dividend Growth(5)                              0.90%       0.10%           N/A            1.00%
 WRL Dean Asset Allocation                                         0.80%       0.07%           N/A            0.87%
 WRL LKCM Strategic Total Return                                   0.80%       0.06%           N/A            0.86%
 WRL J.P. Morgan Real Estate Securities                            0.80%       0.20%           N/A            1.00%
 WRL Federated Growth & Income                                     0.75%       0.14%           N/A            0.89%
 WRL AEGON Balanced                                                0.80%       0.09%           N/A            0.89%
 WRL AEGON Bond                                                    0.45%       0.08%           N/A            0.53%
 WRL J.P. Morgan Money Market                                      0.40%       0.04%           N/A            0.44%
 VARIABLE INSURANCE PRODUCTS FUND
  (VIP)
 Fidelity VIP Equity-Income Portfolio --
  Service Class 2(8)                                               0.48%       0.10%         0.25%(7)         0.83%
 VARIABLE INSURANCE PRODUCTS FUND II
  (VIP II)
 Fidelity VIP II Contrafund/registered trademark/ Portfolio --
  Service Class 2(8)                                               0.58%       0.12%      0.25%(7)            0.95%
 VARIABLE INSURANCE PRODUCTS FUND III
  (VIP III)
 Fidelity VIP III Growth Opportunities Portfolio --
 Service Class 2(8)                                                0.58%       0.13%      0.25%(7)            0.96%



(1) Effective January 1, 1997, the Board of the WRL Series Fund, Inc. ("WRL Fund") authorized the WRL Fund to charge each portfolio of the WRL Fund an annual Rule 12b-1 fee of up to 0.15% of each portfolio's average daily net assets. However, the WRL Fund will not deduct the fee from any portfolio before April 30, 2001. You will receive advance written notice if a Rule 12b-1 fee is to be deducted. See the WRL Fund prospectus for more details.
(2) Prior to May 1, 2000 this portfolio was known as WRL GE/Scottish Equitable International Equity. The fee table reflects estimated 2000 expenses because the expense limit for this portfolio will be reduced from 1.50% to 1.20% effective May 1, 2000.
(3) WRL Investment Management, Inc. ("WRL Management") currently waives 0.025% of its advisory fee on portfolio average daily net assets over $2 billion (net fee -- 0.775%). This waiver is voluntary and will be terminated on June 25, 2000.
(4) WRL Management currently waives 0.025% of its advisory fee for the first $3 billion of the portfolio's average daily net assets (net fee -- 0.775%); and 0.05% for the portfolio's average daily net assets above $3 billion (net fee -- 0.75%). This waiver is voluntary and will be terminated on June 25, 2000. The fee table reflects estimated 2000 expenses because of the termination of the fee waiver.
(5) Because these portfolios did not commence operations until May 3, 1999, the percentages set forth as "Other Expenses" and "Total Annual Expenses" are annualized.
(6) Because these portfolios did not commence operations until May 1, 2000, the percentages set forth as "Other Expenses" and "Total Annual Expenses" reflect estimates of "Other Expenses" for the first year of operations.
(7) The 12b-1 fee deducted for the Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III) (the "Fidelity VIP Funds") covers certain shareholder support services provided by companies selling variable contracts investing in the Fidelity VIP Funds. The 12b-1 fees assessed against the Fidelity VIP Funds shares held for the Policies will be remitted to AFSG, the principal underwriter for the Policies.
(8)  Service Class 2 expenses are based on estimated expenses for the year
     2000.
(9) WRL Management, the investment adviser of the WRL Fund, has undertaken, until at least April 30, 2001, to pay expenses on behalf of the portfolios of the WRL Fund to the extent normal operating expenses of a portfolio exceed a stated percentage of each portfolio's average daily net assets. The expense limit, the amount reimbursed by WRL Management during 1999 and the expense ratio without the reimbursement are listed below for each portfolio:



                                                                              EXPENSE RATIO
                                                EXPENSE     REIMBURSEMENT        WITHOUT
                                                 LIMIT          AMOUNT        REIMBURSEMENT
                                                 -----          ------        -------------
   WRL VKAM Emerging Growth                      1.00%         $ N/A                   N/A
   WRL T. Rowe Price Small Cap                   1.00%           63,542              2.46%
   WRL Goldman Sachs Small Cap                   1.00%           60,555              5.57%
   WRL Pilgrim Baxter Mid Cap Growth             1.00%           34,986              1.40%
   WRL Alger Aggressive Growth                   1.00%           N/A                   N/A
   WRL Third Avenue Value                        1.00%           10,734              1.06%
   WRL Value Line Aggressive Growth              1.00%           N/A                   N/A
   WRL GE International Equity                   1.20%          112,088              1.84%
   WRL Janus Global                              1.00%           N/A                   N/A
   WRL Great Companies -- Technology(SM)         1.00%           N/A                   N/A
   WRL Janus Growth                              1.00%           N/A                   N/A
   WRL Goldman Sachs Growth                      1.00%           49,677              2.68%
   WRL GE U.S. Equity                            1.00%           N/A                   N/A
   WRL Great Companies -- America(SM)            1.00%           N/A                   N/A
   WRL Salomon All Cap                           1.00%           53,174              2.87%
   WRL C.A.S.E. Growth                           1.00%           N/A                   N/A
   WRL Dreyfus Mid Cap                           1.00%           34,541              4.89%
   WRL NWQ Value Equity                          1.00%           N/A                   N/A
   WRL T. Rowe Price Dividend Growth             1.00%           46,989              2.35%
   WRL Dean Asset Allocation                     1.00%           N/A                   N/A
   WRL LKCM Strategic Total Return               1.00%           N/A                   N/A
   WRL J.P. Morgan Real Estate Securities        1.00%           51,924              2.69%
   WRL Federated Growth & Income                 1.00%           N/A                   N/A
   WRL AEGON Balanced                            1.00%           N/A                   N/A
   WRL AEGON Bond                                0.70%           N/A                   N/A
   WRL J.P. Morgan Money Market                  0.70%           N/A                   N/A

     The purpose of the preceding table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios of the funds for the fiscal year ended December 31, 1999 (except as noted in the footnotes). Expenses of the funds may be higher or lower in the future. For more information on the charges described in this table, see the fund prospectuses which accompany this prospectus.



WESTERN RESERVE AND THE FIXED ACCOUNT
--------------------------------------------------------------------------------

WESTERN RESERVE

     Western Reserve Life Assurance Co. of Ohio is the insurance company issuing the Policy. Western Reserve was incorporated under Ohio law on October 1, 1957. We have established the separate account to support the investment options under this Policy and under other variable life insurance policies we issue. Our general account supports the fixed account under the Policy. Western Reserve intends to sell this Policy in all states (except New York), Puerto Rico, Guam and the District of Columbia.


THE FIXED ACCOUNT

     The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at a net effective interest rate of at least 4.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no specific formula for determining interest rates.



     Money you place in the fixed account will earn interest compounded daily at a current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a higher current interest rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 4.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 4.0%.



     We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.

     New Jersey residents: The fixed account is NOT available to you. You may not direct or transfer any premiums or cash value to the fixed account. The fixed account is used solely for Policy loans.


     THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.


THE SEPARATE ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------

THE SEPARATE ACCOUNT


     The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.



     Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.



     The separate account may include other subaccounts that are not available under the Policies and are not discussed in this prospectus. We may substitute another subaccount, portfolio or insurance company separate account under the Policies if, in our judgment, investment in a subaccount or portfolio would no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of owners. No substitution shall take place without notice to owners and prior approval of the Securities and Exchange Commission ("SEC") and insurance company regulators, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act") and applicable law.


THE FUNDS


     The separate account invests in shares of the portfolios. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.


     Each portfolio's investment objective(s) and policies are summarized below. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE FUND PROSPECTUSES. YOU SHOULD READ THE FUND PROSPECTUSES CAREFULLY.





PORTFOLIO                   SUB-ADVISER OR ADVISER             INVESTMENT OBJECTIVE
-----------------           ------------------------           ----------------------------------
WRL VKAM            /arrow/ Van Kampen                 /arrow/ Seeks capital appreciation by
EMERGING                    Asset Management Inc.              investing primarily in common
GROWTH                                                         stocks of small and medium-
                                                               sized companies.

WRL T. ROWE         /arrow/ T. Rowe Price              /arrow/ Seeks long-term growth of
PRICE SMALL CAP             Associates, Inc.                   capital by investing primarily in
                                                               common stocks of small growth
                                                               companies.

WRL GOLDMAN         /arrow/ Goldman Sachs Asset        /arrow/ Seeks long-term growth of
SACHS SMALL CAP             Management                         capital.

WRL PILGRIM         /arrow/ Pilgrim Baxter &           /arrow/ Seeks capital appreciation.
BAXTER MID CAP              Associates, Ltd.
GROWTH

WRL ALGER           /arrow/ Fred Alger                /arrow/  Seeks long-term capital
AGGRESSIVE                  Management, Inc.                   appreciation.
GROWTH

WRL THIRD           /arrow/ EQSF Advisers, Inc.       /arrow/  Seeks long-term capital
AVENUE VALUE                                                   appreciation.

WRL VALUE LINE      /arrow/ Value Line, Inc.          /arrow/  Seeks long-term growth of
AGGRESSIVE                                                     capital.
GROWTH

PORTFOLIO                 SUB-ADVISER OR ADVISER              INVESTMENT OBJECTIVE
---------------           -------------------------           ----------------------------------
WRL GE            /arrow/ GE Asset Management        /arrow/  Seeks long-term growth of
INTERNATIONAL             Incorporated*                       capital.
EQUITY

WRL JANUS         /arrow/ Janus Capital              /arrow/  Seeks long-term growth of
GLOBAL                    Corporation                         capital in a manner consistent
                                                              with the preservation of capital.

WRL GREAT         /arrow/ Great Companies, L.L.C.    /arrow/  Seeks long-term growth of
COMPANIES --                                                  capital.
TECHNOLOGY(SM)

WRL JANUS         /arrow/ Janus Capital              /arrow/  Seeks growth of capital.
GROWTH                    Corporation

WRL GOLDMAN       /arrow/ Goldman Sachs Asset        /arrow/  Seeks long-term growth of
SACHS GROWTH              Management                          capital.

WRL GE U.S.       /arrow/ GE Asset Management        /arrow/  Seeks long-term growth of
EQUITY                    Incorporated                        capital.

WRL GREAT         /arrow/ Great Companies, L.L.C.    /arrow/  Seeks long-term growth of
COMPANIES --                                                  capital.
AMERICA(SM)

WRL SALOMON       /arrow/ Salomon Brothers Asset     /arrow/  Seeks capital appreciation.
ALL CAP                   Management Inc

WRL C.A.S.E.      /arrow/ C.A.S.E.                   /arrow/  Seeks annual growth of capital
GROWTH                    Management, Inc.                    through investment in companies
                                                              whose management, financial
                                                              resources and fundamentals
                                                              appear attractive on a scale
                                                              measured against each company's
                                                              present value.

WRL DREYFUS       /arrow/ The Dreyfus                /arrow/  Seeks total investment returns
MID CAP                   Corporation                         (including capital appreciation
                                                              and income), which consistently
                                                              outperform the S&P 400 Mid
                                                              Cap Index.

WRL NWQ VALUE     /arrow/ NWQ Investment             /arrow/  Seeks to achieve maximum,
EQUITY                    Management                          consistent total return with
                          Company, Inc.                       minimum risk to principal.

* Effective May 1, 2000, GE Asset Management Incorporated will be the sole sub-adviser.

PORTFOLIO                                    SUB-ADVISER OR ADVISER             INVESTMENT OBJECTIVE
----------------------------------           ------------------------           ------------------------------------
WRL T. ROWE                          /arrow/ T. Rowe Price             /arrow/  Seeks to provide an increasing
PRICE DIVIDEND                               Associates, Inc.                   level of dividend income,
GROWTH                                                                          long-term capital appreciation
                                                                                and reasonable current income
                                                                                through investments primarily in
                                                                                dividend paying stocks.

WRL DEAN ASSET                       /arrow/ Dean Investment           /arrow/  Seeks preservation of capital and
ALLOCATION                                   Associates                         competitive investment returns.

WRL LKCM                             /arrow/ Luther King Capital       /arrow/  Seeks to provide current income,
STRATEGIC                                    Management                         long-term growth of income and
TOTAL RETURN                                 Corporation                        capital appreciation.

WRL J.P. MORGAN                      /arrow/ J.P. Morgan Investment    /arrow/  Seeks long-term total return from
REAL ESTATE                                  Management Inc.                    investments primarily in equity
SECURITIES                                                                      securities of real estate
                                                                                companies. Total return will
                                                                                consist of realized and unrealized
                                                                                capital gains and losses plus
                                                                                income.

WRL FEDERATED                        /arrow/ Federated Investment      /arrow/  Seeks total return by investing in
GROWTH & INCOME                              Counseling                         securities that have defensive
                                                                                characteristics.

WRL AEGON                            /arrow/ AEGON USA                 /arrow/  Seeks preservation of capital,
BALANCED                                     Investment                         reduced volatility, and superior
                                             Management, Inc.                   long-term risk-adjusted returns.

WRL AEGON                            /arrow/ AEGON USA                 /arrow/  Seeks the highest possible
BOND                                         Investment                         current income within the
                                             Management, Inc.                   confines of the primary goal of
                                                                                insuring the protection of capital.

WRL J.P. MORGAN                      /arrow/ J.P. Morgan Investment    /arrow/  Seeks to obtain maximum current
MONEY MARKET                                 Management Inc.                    income consistent with the
                                                                                preservation of principal and
                                                                                maintenance of liquidity.

FIDELITY VIP                         /arrow/ Fidelity Management &     /arrow/  Seeks reasonable income by
EQUITY-INCOME                                Research Company                   investing primarily in income-
PORTFOLIO --                                                                    producing equity securities.
SERVICE CLASS 2

FIDELITY VIP II                      /arrow/ Fidelity Management &     /arrow/  Seeks long-term capital apprecia-
CONTRAFUND/registered trademark/             Research Company                   tion by investing primarily in a
PORTFOLIO --                                                                    broad variety of common stocks,
SERVICE CLASS 2                                                                 using both growth-oriented and
                                                                                contrarian disciplines.

PORTFOLIO                    SUB-ADVISER OR ADVISER             INVESTMENT OBJECTIVE
------------------           ------------------------           ----------------------------------
FIDELITY VIP III     /arrow/ Fidelity Management &     /arrow/  Seeks capital growth by investing
GROWTH                       Research Company                   in a wide range of common
OPPORTUNITIES                                                   domestic and foreign stocks, and
PORTFOLIO --                                                    securities convertible into
SERVICE CLASS 2                                                 common stocks.



     WRL Management, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, a wholly-owned subsidiary of Western Reserve, serves as investment adviser to the WRL Fund and manages the WRL Fund in accordance with policies and guidelines established by the WRL Fund's Board of Directors. For certain portfolios, WRL Management has engaged investment sub-advisers to provide portfolio management services. WRL Management and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the WRL Fund prospectus for more information regarding WRL Management and the investment sub-advisers.


     Fidelity Management & Research Company ("FMR") located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Funds and manages the Fidelity VIP Funds in accordance with policies and guidelines established by the Fidelity VIP Funds' Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regards to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Funds prospectuses for more information regarding FMR and the investment sub-advisers.


     In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither we nor the funds currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, each fund's Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

     If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.



ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS



     We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs. We also reserve the right, subject to compliance with applicable law, to add to, delete from, or substitute the investments that are held by any subaccount, or that any subaccount may purchase. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgement further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios.


     We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.



     In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or
(4) combined with one or more other separate accounts, or subaccounts.



YOUR RIGHT TO VOTE PORTFOLIO SHARES


     Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law. See Tax Status of the Policy p. 55.


     Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

     If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.


THE POLICY
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PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application and an initial premium to us. You may also send the application and initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy.


     Our address for applications submitted by World Marketing Alliance distribution systems is:

              Western Reserve
              P.O. Box 628069
              Orlando, Florida 32862-8069



Everyone else should submit applications to:

              Western Reserve

              P.O. Box 628078
              Orlando, Florida 32862-8078



     You select the specified amount for your Policy within the following guidelines. Our current minimum specified amount for a Policy for issue ages 0-45 is generally $50,000. It declines to $25,000 for issue ages 46-75. We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age
75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:
   /bullet/ the date of your application; or /bullet/ the date the insured completes all of the medical tests and examinations that we require.



UNDERWRITING STANDARDS



     This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.



     Your cost of insurance charge will depend on the insured's rate class. We currently place insureds into the following rate classes:



   /bullet/  ultimate select, non-tobacco use;
   /bullet/  select, non-tobacco use;
   /bullet/ ultimate standard, tobacco use; and /bullet/ standard, tobacco use.



     We also place insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco. We charge lower cost of insurance rates for insureds who are in an "ultimate class." An ultimate class is only available if our underwriting guidelines require you to take a blood test because of the specified amount you have chosen.



WHEN INSURANCE COVERAGE TAKES EFFECT



     Insurance coverage under the Policy will take effect only if the insured(s) is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.


     CONDITIONAL INSURANCE COVERAGE. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.




 THE AMOUNT OF                  /bullet/  the specified amount applied for; or
 CONDITIONAL INSURANCE          /bullet/  $300,000
 COVERAGE IS THE LESSER OF:     reduced by all amounts payable under all life insurance
                                applications that the insured has pending with us.




 CONDITIONAL LIFE INSURANCE     /bullet/  the date of your application; or
 COVERAGE BEGINS ON THE         /bullet/  the date the insured completes all of the medical tests and
 LATER OF:                                examinations that we require; or
                                /bullet/  the date of issue, if any, requested in the application.

 CONDITIONAL LIFE INSURANCE     /bullet/  the date we determine the insured has satisfied our
 COVERAGE TERMINATES                      underwriting requirements and the insurance applied for
 AUTOMATICALLY ON THE                     takes effect (the Policy date); or
 EARLIEST OF:                   /bullet/  60 days from the date the application was completed; or
                                /bullet/  the date we determine that any person proposed for insurance in the application is not insurable according to our rules, limits and standards for the plan, amount and
                                          rate class shown in the application; or
                                /bullet/  the date we modify the plan, amount, riders and/or the premium rate class shown in the application, or any
                                          supplemental agreements; or
                                /bullet/  the date we mail notice of the ending of coverage and we refund the first premium to the applicant at the address
                                          shown on the application.




 SPECIAL LIMITATIONS OF THE     /bullet/  the conditional receipt will be void:
 CONDITIONAL RECEIPT:                     /arrow/ if not signed by an authorized agent of Western
                                                  Reserve; or
                                          /arrow/ in the event the application contains any fraud or material misrepresentation; or
                                         /arrow/  if, on the date of the conditional receipt, the
                                                  proposed insured is under 15 days of age or over
                                                  80 years of age.
                                /bullet/  the conditional receipt does not provide benefits for disability and accidental death benefits.
                                /bullet/  the conditional receipt does not provide benefits if any proposed insured commits suicide. In this case, Western
                                          Reserve's liability will be limited to return of the first premium paid with the application.



     FULL INSURANCE COVERAGE AND ALLOCATION OF INITIAL PREMIUM. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the WRL J.P. Morgan Money Market subaccount. On the record date, which is the date we record your Policy on our books as an in force Policy, we will allocate your cash value from the WRL J.P. Morgan Money Market subaccount to the accounts you elect on your application.


     On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading. See Policy Values p. 31.

OWNERSHIP RIGHTS


     The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.



 CHANGING THE     /bullet/  Change the owner by providing written notice to us at our
 OWNER                      office at any time while the insured is alive and the Policy is in force.
                  /bullet/  Change is effective as of the date that the written notice is received at our office.
                  /bullet/  Changing the owner does not automatically change the beneficiary.
                  /bullet/  Signature of owner's spouse is required if owner is a resident of: Arizona, California, Idaho, Nevada, New
                            Mexico, Washington or Wisconsin.
                  /bullet/  Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
                  /bullet/  We are not liable for payments we made before we received the written notice at our office.




 CHOOSING THE     /bullet/  The owner designates the beneficiary (the person to
 BENEFICIARY                receive the death benefit when the insured dies) in the
                            application.
                  /bullet/  If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit
                            proceeds unless the beneficiary designation states
                            otherwise.
                  /bullet/  If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
                  /bullet/  If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.




 CHANGING THE     /bullet/  The owner changes the beneficiary by providing written
 BENEFICIARY                notice to us at our office.
                  /bullet/  Change is effective as of the date the owner signs the written notice.
                  /bullet/  Signature of owner's spouse is required if owner is a resident of: Arizona, California, Idaho, Nevada, New
                            Mexico, Washington or Wisconsin.
                  /bullet/  We are not liable for any payments we made before we received the written notice at our office.

 ASSIGNING THE     /bullet/  The owner may assign Policy rights while the insured is
 POLICY                      alive.
                   /bullet/  Signature of owner's spouse is required if owner is a resident of: Arizona, California, Idaho, Nevada, New
                             Mexico, Washington or Wisconsin.
                   /bullet/  The owner retains any ownership rights that are not assigned.
                   /bullet/  Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment.
                             Any amount payable to the assignee will be paid in a
                             lump sum.
                   /bullet/  Claims under any assignment are subject to proof of interest and the extent of the assignment.
                   /bullet/  Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.
                   /bullet/  We are not:
                             /arrow/ bound by any assignment unless we receive a
                                     written notice of the assignment;
                             /arrow/ responsible for the validity of any assignment;
                             /arrow/ liable for any payment we made before we
                                     received written notice of the assignment; or
                             /arrow/ bound by any assignment which results in adverse
                                     tax consequences to the owner, insured(s) or
                                     beneficiary(ies).



CANCELING A POLICY


     You may cancel a Policy for a refund during the "free-look period" by returning it to our office, to one of our branch offices or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy. The amount of the refund will be:



     /bullet/  any charges and taxes we deduct from your premiums; PLUS

     /bullet/ any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account; PLUS


     /bullet/ your cash value in the subaccounts and the fixed account on the date we (or our agent) receive the returned Policy at our office.


     Some states may require us to refund all of the premiums you paid for the Policy.

PREMIUMS
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PREMIUM FLEXIBILITY


     You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.


PLANNED PERIODIC PAYMENTS


     You will determine a planned periodic payment schedule which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

     Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period). See Policy Lapse and Reinstatement p. 53.

MINIMUM MONTHLY GUARANTEE PREMIUM

     The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the minimum monthly guarantee premium.

     Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, so long as you have paid total premiums (MINUS any withdrawals and MINUS any outstanding loans) that equal or exceed the sum of the minimum monthly guarantee premiums for each specific month from the Policy date up to and including the current month. If you take a withdrawal or a loan, you may need to pay additional premiums in order to keep the no lapse guarantee in place.

     The initial minimum monthly guarantee premium is shown on your Policy's schedule page.

     After the no lapse period ends, paying the minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

NO LAPSE PERIOD


     During the first three Policy years, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, so long as:

   /bullet/  you have not increased the specified amount; OR

   /bullet/  you have not added any riders; AND


   /bullet/ the total amount of the premiums you paid (minus any cash withdrawals and outstanding loans) is equal to or exceeds:

             /arrow/ the minimum monthly guarantee premium stated in your
                     Policy, MULTIPLIED BY
            /arrow/ the number of months since the Policy date, including the current month.


PREMIUM LIMITATIONS



     Premium payments must be at least $50 if paid monthly and $600 if paid annually ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations which qualify the Policy as life insurance according to federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium.



MAKING PREMIUM PAYMENTS



     We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments (see Premium Charges p. 38). We will accept premium payments by wire transfer.


     If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:


                          All First Bank of Baltimore
                          ABA #: 052000113
                          For credit to: Western Reserve Life
                          Account #: 89539639
                          Policyowner's Name:
                          Policy Number:
                          Attention: General Accounting

     TAX-FREE EXCHANGES ("1035 Exchanges"). We will accept part or all of your initial premium money from one or more contracts insuring the same insured that qualify for tax-free exchanges under section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.



     Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of our receipt of the proceeds from the 1035 Exchange before we determine your Policy's specified amount.


ALLOCATING PREMIUMS


     You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. (New Jersey residents: The fixed account is NOT available to you. You may not direct or transfer any money to the fixed account.) You must follow these guidelines:


     /bullet/  allocation percentages must be in whole numbers;
     /bullet/ if you select dollar cost averaging, you must have at least $10,000 in each subaccount from which we will make transfers and you must transfer at least a total of $1,000 ($500 for New Jersey residents) monthly; and
     /bullet/ if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new policy, must be at least $10,000.


     You may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at 1-800-851-9777. The change will be effective at the end of the valuation date on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 10% of a net premium payment. We reserve the right to limit the number of premium allocation changes to once per Policy year.


     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit using the unit value determined at the end of the day after the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. See Policy Values below. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.


     You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

POLICY VALUES
--------------------------------------------------------------------------------


 CASH VALUE     /bullet/  varies from day to day, depending on the investment experience of the subaccounts you choose, the interest
                          credited to the fixed account, the charges deducted
                          and any other Policy transactions (such as additional
                          premium payments, transfers, withdrawals and Policy
                          loans).
                /bullet/  serves as the starting point for calculating values under a
                          Policy.
                /bullet/  equals the sum of all values in each subaccount and the fixed account.
                /bullet/  is determined on the Policy date and on each valuation date.
                /bullet/  has no guaranteed minimum amount and may be more or less than premiums paid.
                /bullet/  includes any amounts held in the fixed account to secure any outstanding Policy loan.



NET SURRENDER VALUE


     The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our office.



 NET SURRENDER      /bullet/  the cash value as of such date; MINUS
 VALUE ON ANY       /bullet/  any surrender charge as of such date; MINUS
 VALUATION DATE     /bullet/  any outstanding Policy loan(s); PLUS
 EQUALS:            /bullet/  any interest you paid in advance on the loan(s) for the period between the date of the surrender and the next
                              Policy anniversary.

SUBACCOUNT VALUE


     Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

 THE NUMBER OF     /bullet/  the initial units purchased at unit value on the record date;
 UNITS IN ANY                PLUS
 SUBACCOUNT ON     /bullet/  units purchased with additional net premium(s); PLUS
 ANY VALUATION     /bullet/  units purchased via transfers from another subaccount or
 DATE EQUALS:                the fixed account; MINUS
                   /bullet/  units redeemed to pay for monthly deductions; MINUS
                   /bullet/  units redeemed to pay for cash withdrawals; MINUS
                   /bullet/  units redeemed as part of a transfer to another subaccount or the fixed account.



     Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or withdrawal request is received at our office.



SUBACCOUNT UNIT VALUE


     The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value will increase or decrease from one valuation period to the next.



 THE UNIT VALUE        /bullet/  the total value of the portfolio shares held in the
 OF ANY                          subaccount, determined by multiplying the number of
 SUBACCOUNT AT                   portfolio shares owned by the subaccount times the
 THE END OF A                    portfolio's net asset value per share determined at the end
 VALUATION                       of the valuation period; MINUS
 PERIOD                /bullet/  a deduction for the mortality and expense risk charge;
 IS CALCULATED AS:               MINUS
                       /bullet/  the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we
                                 determine to be properly attributable to the subaccount;
                                 AND THE RESULT DIVIDED BY
                       /bullet/  the number of outstanding units in the subaccount.



     The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time), which coincides with the end of each valuation period.

FIXED ACCOUNT VALUE



     On the record date, the fixed account value is equal to the cash value allocated to the fixed account from the WRL J.P. Morgan Money Market subaccount.




 THE FIXED ACCOUNT       /bullet/  the sum of net premium(s) allocated to the fixed account;
 VALUE AT THE END OF               PLUS
 ANY VALUATION           /bullet/  any amounts transferred from a subaccount to the fixed
 PERIOD IS EQUAL TO:               account; PLUS
                         /bullet/  total interest credited to the fixed account; MINUS
                         /bullet/  amounts charged to pay for monthly deductions; MINUS
                         /bullet/  amounts withdrawn or surrendered from the fixed account;
                                   MINUS
                         /bullet/  amounts transferred from the fixed account to a
                                   subaccount.


     New Jersey residents: The fixed account value at the end of any valuation period is equal to:
     /bullet/ any amounts transferred from a subaccount to the fixed account to establish a loan reserve; PLUS

     /bullet/  total interest credited to the loan reserve.



TRANSFERS
--------------------------------------------------------------------------------

GENERAL


     You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our office. WE MAY MODIFY OR REVOKE THE TRANSFER PRIVILEGE AT ANY TIME. The following features apply to transfers under the Policy:


 /check/ You may make an unlimited number of "non-substantive" transfers in a Policy year among the subaccounts, although we do limit "substantive" transfers, as discussed below.
 /check/ You may make one transfer from the fixed account in a Policy year (unless you choose dollar cost averaging from the fixed account).

 /check/ You may request transfers in writing (in a form we accept), by fax or by telephone.
 /check/  There is no minimum amount that must be transferred.
 /check/ There is no minimum amount that must remain in a subaccount after a transfer.
 /check/ We deduct a $10 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
 /check/ We consider all transfers made in any one day to be a single transfer.

 /check/ Transfers resulting from loans, conversion rights, reallocation of cash value immediately after the record date, and transfers from the fixed account are NOT treated as transfers for the purpose of the transfer charge.
 /check/ Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.



     The Policy's transfer privilege is not intended to afford policyowners a way to speculate on short-term movements in the market. Excessive use of the transfer privilege can disrupt the management of the portfolios and increase transaction costs. Accordingly, we have established a policy of limiting excessive transfer activity. We will limit transfer activity to two substantive transfers (at least 30 days apart) from each portfolio, except from WRL J.P. Morgan Money Market, during any 12-month period. We interpret "substantive" to mean either a dollar amount large enough to have a negative impact on a portfolio's operations or a series of movements between portfolios. We will not limit non-substantive transfers.


     Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at 1-800-851-9777 or fax your instructions to 727-299-1648.



     Please note the following regarding telephone or fax transfers:


   /arrow/ We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.
   /arrow/ We will employ reasonable procedures to confirm that telephone instructions are genuine.

   /arrow/ If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

   /arrow/ Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

   /arrow/ We may also require written confirmation of your request.

   /arrow/ If you do not want the ability to make telephone transfers, you should notify us in writing.

   /arrow/ Telephone or fax requests must be received at our office before 4:00
           p.m. Eastern time to assure same-day pricing of the transaction. /arrow/ WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF
           FAXED TO A NUMBER OTHER THAN 727-299-1648.

   /arrow/ We will not be responsible for any transmittal problems when you fax us your request unless you report it to us within five business days and send us proof of your fax transmittal.

   /arrow/ We may discontinue this option at any time.

     We will process any transfer request we receive at our office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer request after the NYSE closes, we will process the request using the subaccount unit value determined at the close of the next regular business session of the NYSE.



FIXED ACCOUNT TRANSFERS



     You may make one transfer per Policy year from the fixed account unless you select dollar cost averaging from the fixed account. We reserve the right to require that you make the transfer request in writing. We must receive the transfer request no later than 30 days after a Policy anniversary. We will make the transfer at the end of the valuation date on which we receive the written request. Depending on when your Policy was issued,* the maximum amount you may transfer is limited to the greater of:



   /arrow/ 25% of the amount in the fixed account; or /arrow/ the amount you transferred from the fixed account in the immediately prior Policy year.


     New Jersey residents: The fixed account is NOT available to you. You may not direct or transfer any money to the fixed account.


* If your Policy was issued before September 1, 1994, there is no limit on the amount that you can transfer from the fixed account. If your Policy was issued on or after September 1, 1994 (in all states that approved this change), you are subject to the transfer limitation set forth above.


CONVERSION RIGHTS


     If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing.


DOLLAR COST AVERAGING



     Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against a loss.



     Under dollar cost averaging, we automatically transfer a set dollar amount from the WRL J.P. Morgan Money Market subaccount, the WRL AEGON Bond subaccount, the fixed account, or any combination of these to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date. We will make the first transfer in the month after we receive your request, provided that we receive the form by the 25th day of the month.

 TO START DOLLAR COST   /arrow/ you must submit a completed form to us at our office
 AVERAGING:                     requesting dollar cost averaging;
                        /arrow/ you must have at least $10,000 in each account from which we will make transfers;
                        /arrow/ your total transfers each month under dollar cost
                                averaging must be at least $1,000 ($500 for New York
                                residents); and
                        /arrow/ each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the
                                beginning of dollar cost averaging.



     You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.




 DOLLAR               /arrow/ we receive your request to cancel your participation;
 COST AVERAGING       /arrow/ the value in the accounts from which we make the
 WILL TERMINATE IF:           transfers is depleted;
                      /arrow/ you elect to participate in the asset rebalancing program;
                              OR
                      /arrow/ you elect to participate in any asset allocation services provided by a third party.

     We may modify, suspend, or discontinue dollar cost averaging at any time.


ASSET REBALANCING PROGRAM



     We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.


     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. Once we receive the asset rebalancing request form, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open.

 TO START             /arrow/ you must submit a completed asset rebalancing request
 ASSET REBALANCING:           form to us at our office before the maturity date; and
                      /arrow/ you must have a minimum cash value of $10,000 or
                              make a $10,000 initial premium payment.


     There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.




 ASSET REBALANCING   /arrow/ you elect to participate in the dollar cost averaging
 WILL CEASE IF:              program;
                     /arrow/ we receive your request to discontinue participation;
                     /arrow/ you make ANY transfer to or from any subaccount other than under a scheduled rebalancing; or
                     /arrow/ you elect to participate in any asset allocation services provided by a third party.



     You may start and stop participation in the asset rebalancing program at any time; but we may restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.



THIRD PARTY ASSET ALLOCATION SERVICES



     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. WESTERN RESERVE DOES NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE, SO THAT PERSONS OR FIRMS OFFERING SUCH SERVICES DO SO INDEPENDENT FROM ANY AGENCY RELATIONSHIP THEY MAY HAVE WITH WESTERN RESERVE FOR THE SALE OF POLICIES. WESTERN RESERVE THEREFORE TAKES NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATIONS AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

     This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.


 SERVICES AND BENEFITS  /bullet/  the death benefit, cash withdrawal and loan benefits;
 WE PROVIDE UNDER THE   /bullet/  investment options, including premium allocations;
 POLICY:                /bullet/  administration of elective options; and
                        /bullet/  the distribution of reports to owners.


 COSTS AND EXPENSES     /bullet/  costs associated with processing and underwriting
 WE INCUR:                        applications;
                        /bullet/  expenses of issuing and administering the Policy (includ-
                                  ing any Policy riders);
                        /bullet/  overhead and other expenses for providing services and benefits, sales commissions and marketing expenses; and
                        /bullet/  other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transac-
                                  tions, and paying federal, state and local premium and
                                  other taxes and fees.


 RISKS WE ASSUME:       /bullet/  that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than
                                  we estimate; and
                        /bullet/  that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to
                                  deduct.

PREMIUM CHARGES


     Before we allocate the net premiums you make, we will deduct the following charges.



 PREMIUM EXPENSE CHARGE     /bullet/  This charge equals:
                                      /arrow/  6.0% of premiums during the first ten Policy
                                               years; and
                                      /arrow/  2.5% of premiums thereafter.
                            /bullet/  This charge compensates us for distribution expenses and state premium taxes.


 PREMIUM COLLECTION     /bullet/  This charge equals $2.00 per premium payment.
 CHARGE                 /bullet/  This charge compensates us for premium billing and collection costs.
                        /bullet/  We will not increase this charge.

MONTHLY DEDUCTION



     We take a monthly deduction from the cash value on the Policy date and on each Monthiversary. We deduct this charge from each subaccount and the fixed account in accordance with the current premium allocation instructions. If the value of any account is insufficient to pay that account's portion of the monthly deduction, we will take the monthly deduction on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.




 MONTHLY DEDUCTION     The total we deduct each month is equal to:
                       /bullet/  the monthly Policy charge; PLUS
                       /bullet/  the monthly cost of insurance charge for the Policy; PLUS
                       /bullet/  the monthly charge for any benefits provided by riders attached to the Policy.

                       MONTHLY POLICY CHARGE:
                       /bullet/  This charge equals $5.00 each Policy month.
                       /bullet/  We may waive this charge at issue on additional policies
                                 (not on the original Policy) purchased naming the same
                                 owner and insured.
                       /bullet/  This charge compensates us for administrative expenses such as recordkeeping, processing death benefit claims and
                                 Policy changes, and overhead costs.
                       /bullet/  We will not increase this charge.

                       COST OF INSURANCE CHARGE:
                       /bullet/  We deduct this charge each month. It varies each month and is equal to:
                                 /arrow/ the death benefit on the Monthiversary; DIVIDED BY
                                 /arrow/ 1.0032737 (this factor reduces the net amount at
                                         risk, for purposes of computing the cost of
                                         insurance, by taking into account assumed monthly
                                         earnings at an annual rate of 4%); MINUS
                                 /arrow/ the cash value on the Monthiversary; MULTIPLIED BY
                                 /arrow/ the monthly cost of insurance rate for the Policy.

                       OPTIONAL INSURANCE RIDERS:
                       /bullet/  The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider
                                 (see Supplemental Benefits (Riders) p. 63).

     We base the cost of insurance rates on the insured's attained age, gender, and rate class, and the length of time that the Policy has been in force. The actual monthly cost of insurance rates are based on our expectations as to future mortality experience. The rates will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary (C.S.O.) Mortality Tables and the insured's attained age and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the C.S.O. tables. We may also guarantee a rate for a specific period of time (E.G., one year). For a listing of rate classes, see Underwriting Standards p. 23.


     We may issue certain Policies on a simplified or expedited basis. The cost of insurance rates for Policies we issue on this basis will be no higher than the guaranteed rates for select, non-tobacco use or standard, tobacco use categories. However, these rates may be higher or lower than current rates charged under otherwise identical Policies that are using standard underwriting criteria.


MORTALITY AND EXPENSE RISK CHARGE


     We deduct a daily charge from your cash value in each subaccount to compensate us for certain mortality and expense risks we assume. This charge is equal to:

     /bullet/  your Policy's cash value in each subaccount MULTIPLIED BY

     /bullet/ the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90% (this annual rate is equal to 0.90% of the average daily net assets of each subaccount).

     The mortality risk is that an insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.



     If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution costs.


SURRENDER CHARGE



     If you surrender your Policy completely during the first 15 years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amounts) to you. If you increase the specified amount, we deduct an additional surrender charge for the 15 years following the increase. There is no surrender charge if you wait until the 15th Policy anniversary to surrender your Policy (assuming the specified amount has not been increased). The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

     THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CALCULATE THIS CHARGE CAREFULLY BEFORE YOU CONSIDER A SURRENDER. Under some circumstances the level of the surrender charge might result in no net surrender value available if you surrender your Policy in the first few Policy years. This will depend on a number of factors, but is more likely if:



   /bullet/ you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
   /bullet/  investment performance is too low.




 THE SURRENDER CHARGE IS        /bullet/  the DEFERRED ISSUE CHARGE; plus the DEFERRED SALES
 EQUAL TO:                                CHARGE; multiplied by
                                /bullet/  the SURRENDER CHARGE PERCENTAGE.


     The DEFERRED ISSUE CHARGE is $5.00 MULTIPLIED BY each $1,000 of the initial specified amount stated in your Policy and any later increase in specified amount in effect at the time of surrender. This charge helps us recover the underwriting, processing and start-up expenses that we incur in connection with the Policy and the separate account.


     The DEFERRED SALES CHARGE equals:


     /bullet/ 26.5% MULTIPLIED BY the total premiums paid up to the guideline premium shown in your Policy; PLUS
     /bullet/ a percentage, which varies depending on the insured's issue age and gender (see table below), MULTIPLIED BY the total premiums paid in excess of the guideline premium ("excess premium charge").



      ISSUE AGE RANGE
   MALE AND                EXCESS PREMIUM
   UNISEX*       FEMALE        CHARGE
     0-55        0-62           4.2%
     56-63      63-69           3.7%
     64-68      70-74           3.1%
     69-73         75           2.5%
     74-75                      2.0%


     * The reference to "unisex" is included for purposes of states which prohibit the use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of their residents.



The deferred sales charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs. The proceeds of this charge may not be sufficient to cover these expenses. To the extent they are not, Western Reserve will cover the shortfall from its general account assets, which may include profits from the mortality and expense risk charge under the Policy.


     To determine the surrender charge, we apply the SURRENDER CHARGE PERCENTAGE to the sum of the DEFERRED ISSUE CHARGE and the DEFERRED SALES CHARGE. In Policy years 1-10 this percentage is 100% for male insureds at issue ages 0-65 and female insureds at issue ages

0-70 and then declines at the rate of 20% per year until reaching zero at the end of the 15th Policy year. Percentages for the Protector Plus ProgramSM are different than those shown below.


                         SURRENDER CHARGE PERCENTAGES
                            MALES ISSUE AGES 0 - 65
                           FEMALES ISSUE AGES 0 - 70


  SURRENDER CHARGE PERCENTAGE
 END OF POLICY YEAR*            PERCENTAGE
------------------------------ ------------
  At Issue                          100%
  1-10                              100%
  11                                 80%
  12                                 60%
  13                                 40%
  14                                 20%
  15                                  0%
  16+                                 0%


     * The percentage on any date other than a Policy anniversary will be determined proportionately using the percentage at the end of the Policy year prior to surrender and the percentage at the end of the Policy year of surrender.


     For insureds with older issue ages, the surrender charge percentage is less than 100% at the end of the 10th Policy year and then declines to 0% at the end of the 15th Policy year. Therefore, the surrender charge will be less if you surrender the Policy during the 11th through the 15th Policy year. There is no surrender charge if the Policy is surrendered after the 15th Policy year unless you increase the specified amount. See Additional Surrender Charge on Increases in Specified Amount p. 43.



/bullet/ SURRENDER CHARGE EXAMPLE 1: Assume a male insured purchases the Policy at issue age 35 for $100,000 of specified amount, paying the guideline premium of $1,007, and an additional premium amount of $493 in excess of the guideline premium, for a total premium of $1,500 per year for four years ($6,000 total for four years), and then surrenders the Policy. The surrender charge would be calculated as follows:


  (a)     DEFERRED ISSUE CHARGE: [100 x $5.00]
          ($5.00/$1,000 of initial specified amount)   =   $500.00
  (b)     DEFERRED SALES CHARGE:
          (1) 26.5% of guideline
          premium paid
          [26.5% x $1,007], and                        =   $266.86
          (2) 4.2%  of premiums paid in excess
          of guideline premium
          [4.2% x $4,993]                              =   $209.71
  (c)     APPLICABLE SURRENDER CHARGE                  =      100%
          [(a)$500.00 + (b)($266.86 + $209.71)]
          x 100%
          SURRENDER CHARGE = [$500.00 + $476.57]
          x 100%                                       =   $976.57
                                                           =======

/bullet/ SURRENDER CHARGE EXAMPLE 2: Assume the same facts as in Example 1, including continued premium payments of $1,500 per year EXCEPT the owner surrenders the Policy on the 14th Policy anniversary:



  (a)     DEFERRED ISSUE CHARGE: [100 x $5.00]         =   $500.00
  (b)     DEFERRED SALES CHARGE:
          (1) [26.5% x $1,007], and                    =   $266.86
          (2) [4.2% x $19,993]                         =   $839.71
  (c)     APPLICABLE SURRENDER CHARGE                  =       20%
          [(a)$500.00 + (b)($266.86 + $839.71)]
          x 20%
          SURRENDER CHARGE = [$500.00 + $1,106.57] x
          20%                                          =   $321.31
                                                           =======


     ADDITIONAL SURRENDER CHARGE ON INCREASES IN SPECIFIED AMOUNT. If you increase the specified amount and you surrender your Policy, we will deduct an additional surrender charge for the 15 Policy years following each increase. This charge is equal to:


     /bullet/ $5.00 MULTIPLIED BY each $1,000 of the specified amount increase; MULTIPLIED BY
     /bullet/ the applicable surrender charge shown in your Policy, with Policy years commencing on the date of each increase.


     The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs.


TRANSFER CHARGE

     /bullet/ We currently allow you to make 12 transfers each year free from charge.
     /bullet/  We charge $10 for each additional transfer.
     /bullet/ For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.
     /bullet/ We deduct the transfer charge from the amount being transferred. /bullet/ Transfers due to loans, exercise of conversion rights, or from the fixed account do not count as transfers for the purpose of assessing this charge.
     /bullet/ Transfers under dollar cost averaging and asset rebalancing are transfers for purposes of this charge.
     /bullet/  We will not increase this charge.


CASH WITHDRAWAL CHARGE
     /bullet/ When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.
     /bullet/ We deduct this amount from the withdrawal, and we pay you the balance.
     /bullet/  We will not increase this charge.

TAXES



     We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.


PORTFOLIO EXPENSES



     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses currently range from 0.44% to 1.20%. Some portfolios also deduct 12b-1 fees from portfolio assets. See the Portfolio Annual Expense Table on p. 14 in this prospectus, and the fund prospectuses.


     Our affiliate, AFSG, the principal underwriter for the Policies, will receive the 12b-1 fees deducted from portfolio assets for providing shareholder support services to the portfolios. We and our affiliates, including the principal underwriter for the Policies, may receive compensation from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Contract and may be significant. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.



GROUP OR SPONSORED POLICIES



     We issue a different Policy for group or sponsored arrangements ("Group/Sponsored Policies"). Under Group/Sponsored Policies, a trustee or employer purchases individual policies covering a group of individuals on a group basis (E.G., section 401 employer-sponsored benefit plans and deferred compensation plans). A sponsored arrangement is where an employer permits a group solicitation of Policies to its employees or an association permits a group solicitation of Policies to its members.



     We have certain criteria to issue Group/Sponsored Policies. Generally, a group or sponsored arrangement must be a specific size and must have been in operation for a number of years. We may reduce certain charges, such as premium expense charges, surrender charge, limits on minimum premium and minimum specified amount, or monthly Policy charge, for these Policies. In some cases, we currently waive the monthly Policy charge and reduce the surrender charge. The amount of the reduction and the criteria for Group/Sponsored Policies will reflect the reduced sales effort resulting from these sales. Groups or sponsored arrangements which have been set up solely to purchase Group/ Sponsored Policies or which have been in existence for less than six months will not qualify. Group/Sponsored Policies may not be available in all states. Group/Sponsored Policies may be subject to special tax rules and consequences and other legal restrictions (see Federal Income Tax Considerations p. 55).



     Insurance policies where the benefits vary based on gender may not be used to fund certain employer-sponsored benefit plans and fringe benefit programs. Employers should consult tax attorneys before proposing to offer
Group/Sponsored Policies.

ASSOCIATE POLICIES


     We offer an Associate Policy to certain employees, field associates, directors and their relatives. An Associate Policy may have reduced or waived premium expense charges, surrender charges, limits on minimum premium and minimum specified amount, or monthly Policy charge. The Associate Policy is available to:


    /bullet/   our current and retired directors, officers, full-time employees and registered representatives, and those of our affiliates;
               current and retired directors, officers, full-time employees and registered representatives of AFSG and any broker-dealer with which they have a sales agreement;
    /bullet/   any trust, pension, profit-sharing or other employee benefit plan of the foregoing persons or entities;
    /bullet/   current and retired directors, officers, and full-time employees of the WRL Series Fund, Inc., the IDEX Mutual Funds, and any
               investment adviser or sub-adviser thereto; and
    /bullet/   any family member of the above.

     We may modify or terminate this arrangement. Associate Policies may not be available in all states.

PROTECTOR PLUS PROGRAM(SM)

     A Protector Plus Program(SM) Policy differs from a standard Policy in the following ways:

     /bullet/ the initial premium must be at least $10,000, and at least 90% of the maximum allowable premium;
     /bullet/ our administrative and distribution expenses are lower, so we do not assess any premium expense charges;
     /bullet/  the underwriting process is shorter and simpler;
     /bullet/  the cost of insurance charges may be different;

     /bullet/ most Protector Plus Program(SM) Policies will be treated as modified endowment contracts (see Federal Income Tax Considerations p. 55); and

     /bullet/ for Policies issued on and after May 1, 1996, the surrender charge percentage applies for a shorter time (see below).


  SURRENDER CHARGE PERCENTAGE
 END OF POLICY YEAR*            PERCENTAGE
------------------------------ ------------
      At Issue                      100%
       1-5                          100%
        6                            80%
        7                            60%
        8                            40%
        9                             0


     * The percentage on any date other than a Policy anniversary will be determined proportionately using the percentage at the end of the Policy year prior to surrender and the percentage at the end of the Policy year of surrender.



     The minimum possible specified amount at issue is the amount that a $10,000 premium will purchase based on the insured's age, gender and rate class, and certain federal tax law guidelines. For a larger premium there will be a larger minimum specified amount. The maximum specified amount depends on the size of the initial premium payment, and is approximately 111% of the lowest possible specified amount for that premium. Due to federal tax laws, the amount of additional premium payments you make may be limited. There are no planned periodic premiums.



DEATH BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DEATH BENEFIT PROCEEDS



     As long as the Policy is in force, we will pay the death benefit proceeds on an individual Policy once we receive satisfactory proof of the insured's death. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option. See Payment Options p. 49.




 DEATH BENEFIT       /bullet/  the death benefit (described below); MINUS
 PROCEEDS EQUAL:     /bullet/  any monthly deductions due during the grace period (if applicable); MINUS
                     /bullet/  any outstanding Policy loan amount; PLUS
                     /bullet/  any additional insurance in force provided by rider; PLUS
                     /bullet/  any interest you paid in advance on the loan(s) for the period between the date of death and the next Policy
                               anniversary.



     We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender. See Our Right to Contest the Policy p. 59; and Misstatement of Age or Gender p. 59.



DEATH BENEFIT


     The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the two death benefit options we offer in your application. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death.


 DEATH BENEFIT           /bullet/  the current specified amount; OR
 OPTION A EQUALS THE     /bullet/  a specified percentage called the "limitation percentage,"
 GREATER OF:                       MULTIPLIED BY
                                   /arrow/ the cash value on the insured's date of death.

     Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

     The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:




   ATTAINED AGE                  LIMITATION PERCENTAGE
  40 and under                           250%
    41 to 45     250% of cash value minus 7% for each age over age 40
    46 to 50     215% of cash value minus 6% for each age over age 45
    51 to 55     185% of cash value minus 7% for each age over age 50
    56 to 60     150% of cash value minus 4% for each age over age 55
    61 to 65     130% of cash value minus 2% for each age over age 60
    66 to 70     120% of cash value minus 1% for each age over age 65
    71 to 75     115% of cash value minus 2% for each age over age 70
    76 to 90                             105%
    91 to 95     105% of cash value minus 1% for each age over age 90
  96 and older                           100%


     If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.


     OPTION A ILLUSTRATION. Assume that the insured's attained age is under 40 and there are no outstanding loans and no withdrawals have been taken. Under Option A, a Policy with a $50,000 specified amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 specified amount. Each additional dollar added to the cash value above $20,000 will increase the death benefit by $2.50.


     Similarly, so long as the cash value exceeds $20,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.


 DEATH BENEFIT           /bullet/  the current specified amount; PLUS
 OPTION B EQUALS THE               /arrow/ the cash value on the insured's date of death; OR
 GREATER OF:             /bullet/  the limitation percentage, MULTIPLIED BY
                                   /arrow/ the cash value on the insured's date of death.

     Under Option B, the death benefit always varies as the cash value varies.


     OPTION B ILLUSTRATION. Assume that the insured's attained age is under 40 and there are no outstanding loans. Under Option B, a Policy with a specified amount of $50,000 will generally pay a death benefit of $50,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $33,333, the death benefit will be greater than the specified amount plus cash value. Each additional dollar of cash value above $33,333 will increase the death benefit by $2.50.

     Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.



EFFECTS OF CASH WITHDRAWALS ON THE DEATH BENEFIT


     If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.


CHOOSING DEATH BENEFIT OPTIONS


     You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value and on the amount of cost of insurance charges you pay.


     You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit.


CHANGING THE DEATH BENEFIT OPTION


     After the third Policy year, you may change your death benefit option once each Policy year.


     /bullet/  You must make your request in writing.


     /bullet/ The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change at our office.


     /bullet/ You may not make a change that would decrease the specified amount below the minimum specified amount stated in your Policy.

     /bullet/  There is no charge for changing your death benefit option.

     /bullet/ There may be adverse federal tax consequences. You should consult your tax advisor before changing your Policy's death benefit option.



     If you change your death benefit option from Option B to Option A, we will make the specified amount after the change equal to the specified amount prior to the change, plus your Policy's cash value on the effective date of the change. If you change your death benefit option from Option A to Option B, we will make the specified amount after the change equal to the specified amount prior to the change, minus the cash value on the effective date of the change. We will notify you of the new specified amount.

CHANGING THE SPECIFIED AMOUNT


     You may increase or decrease the specified amount, subject to certain conditions. We may limit changes to once each Policy year. A change in specified amount may affect your cost of insurance charge and you may have adverse federal income tax consequences. You should consult your tax advisor before changing your Policy's specified amount.




 CONDITIONS FOR               /bullet/  You may increase the specified amount if:
 INCREASING THE SPECIFIED               /arrow/ your Policy has been in force for one year; and
 AMOUNT:                                /arrow/ the insured is under age 75.
                              /bullet/  You must make your request in writing.
                              /bullet/  We will require additional evidence of insurability.
                              /bullet/  The increase in specified amount must be at least $10,000.
                              /bullet/  An increase in specified amount will take effect on the
                                        Monthiversary on or after we have approved your request.
                              /bullet/  We reserve the right to decline your request.
                              /bullet/  You do not need to send an additional premium but you must have sufficient net surrender value to cover the next monthly deduction after the increase becomes effective.
                              /bullet/  If you surrender the Policy, we will charge you an additional surrender charge on any increase in specified
                                        amount for 15 years after each increase.
                              /bullet/  IF YOU INCREASE THE SPECIFIED AMOUNT BUT YOU HAVE NOT
                                        PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS,
                                        YOUR POLICY WILL LAPSE.




 CONDITIONS FOR               /bullet/  You must make your request in writing.
 DECREASING THE SPECIFIED     /bullet/  Your Policy must be in force for three years.
 AMOUNT:                      /bullet/  You may not decrease your specified amount lower than the minimum specified amount stated in your Policy.
                              /bullet/  You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal
                                        Revenue Code.
                              /bullet/  We may limit the amount of the decrease to no more than
                                        20% of the specified amount.
                              /bullet/  A decrease in specified amount will take effect on the
                                        Monthiversary on or after we receive your written request.


PAYMENT OPTIONS



     There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. See Settlement Options p. 61 for information concerning these settlement options.

SURRENDERS AND CASH WITHDRAWALS
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SURRENDERS



     You may make a written request to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our office. The insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request. The signature of the owner's spouse is required if the owner is a resident of: Arizona, California, Idaho, Nevada, New Mexico, Washington or Wisconsin. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years and an additional surrender charge for 15 years following each increase in the specified amount (see Charges and Deductions -- Surrender Charge p. 40). Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations p. 55.



CASH WITHDRAWALS


     After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.



 CASH            /bullet/  You must make your cash withdrawal request to us in
 WITHDRAWAL                writing.
 CONDITIONS:     /bullet/  Signature of owner's spouse is required if owner is a resident of: Arizona, California, Idaho, Nevada, New
                           Mexico, Washington or Wisconsin.
                 /bullet/  We allow only one cash withdrawal per Policy year.
                 /bullet/  We may limit the amount you can withdraw to at least
                           $500, and to no more than 10% of the net surrender value.
                 /bullet/  You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set
                           forth in the Policy.
                 /bullet/  You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify
                           an account, we will take the withdrawal from each account
                           in accordance with your current premium allocation
                           instructions.
                 /bullet/  We generally will pay a cash withdrawal request within seven days following the valuation date we receive the
                           request.

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     /bullet/ We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
     /bullet/ You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
     /bullet/  A cash withdrawal may have tax consequences (see Federal Income
               Tax Considerations p. 55).



     A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.



LOANS
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GENERAL



     After the first Policy year (as long as the Policy is in force), you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations p. 55.




 POLICY LOANS ARE       /bullet/  we may require you to borrow at least $500;
 SUBJECT TO CERTAIN     /bullet/  the maximum amount you may borrow is 90% of the cash
 CONDITIONS:                      value, less any surrender charge and any outstanding loan
                                  amount; and
                        /bullet/  signature of owner's spouse is required if
                                  owner is a resident of: Arizona, California,
                                  Idaho, Nevada, New Mexico, Washington or
                                  Wisconsin.


     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance until the next Policy anniversary from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve. The loan reserve is the portion of the fixed account used as collateral for a Policy loan.



     We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions. See Payments We Make p. 60.



     You may request a loan by telephone by calling us at 1-800-851-9777. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request. If you do not want the ability to request a loan by telephone, you should notify us in writing. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing any loan request if we believe the request is genuine.



     You may also fax your loan request to us at 727-299-1667. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.


     You can repay a loan at any time while the Policy is in force. WE WILL CONSIDER ANY PAYMENTS YOU MAKE ON THE POLICY TO BE PREMIUM PAYMENTS UNLESS THE PAYMENTS ARE CLEARLY SPECIFIED AS LOAN REPAYMENTS.



     At each Policy anniversary, we will compare the amount of the outstanding loan to the amount in the loan reserve. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the amount of the outstanding loan exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.



INTEREST RATE CHARGED


     For Policies issued on or after May 1, 1994,* we will charge you an annual interest rate on a Policy loan that is equal to 5.2% and is payable annually in advance. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.


* For Policies issued before May 1, 1994, we charge you an annual interest rate of 7.4%. For the following states, the annual interest rate on a Policy loan is 7.4% for all Policies issued before, and 5.2% for all Policies issued on or after, the dates indicated: Idaho -- May 24, 1994; Montana -- May 20, 1994; Rhode Island -- May 19, 1994; Oregon -- June 27, 1994; Minnesota -- December 28, 1994; and Vermont -- February 21, 1996.


LOAN RESERVE INTEREST RATE CREDITED


     We will credit the amount in the loan reserve with interest at an effective annual rate of at least 4.0%. We may credit a higher rate, but we are not obligated to do so.


     /bullet/ We currently credit interest at an effective annual rate of 4.75% on amounts you borrow during the first ten Policy years.*
     /bullet/ After the tenth Policy year, on all amounts that you have borrowed, we currently credit interest to part of the cash value in excess of the premiums paid less withdrawals at an interest rate equal to the interest rate we charge on the total loan. The remaining portion, equal to the cost basis, is currently credited 4.75%.


* For Policies issued on or after May 1, 1994. For Policies issued before that date, we credit interest at the following annual effective rates: 6.0% for Policies issued before May 1, 1988; and 6.75% for Policies issued on or after May 1, 1988 but before May 1, 1994.


EFFECT OF POLICY LOANS



     A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan plus interest charged in advance until the next Policy anniversary in the loan reserve. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the fixed account. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.


     There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan (see Federal Income Tax Considerations p. 55).



     We will notify you (and any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the net surrender value. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.


POLICY LAPSE AND REINSTATEMENT
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LAPSE



     Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. This Policy provides a no lapse period. See below. Once your no lapse period ends, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or if you have not paid sufficient premiums as discussed below to offset the monthly deductions.



     If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the GRACE PERIOD. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.


NO LAPSE PERIOD



     This Policy provides a no lapse period for the first three Policy years. As long as you keep the no lapse period in effect, your Policy will not lapse and no grace period will begin, even if your net surrender value is not enough to pay your monthly deductions. The no lapse period will not extend beyond the first three Policy years as stated in your Policy. Each month we determine whether the no lapse period is still in effect.




 EARLY TERMINATION OF THE     /bullet/  The no lapse period coverage will end immediately if you:
 NO LAPSE PERIOD                        /arrow/  increase the specified amount;
                                        /arrow/   add any riders; or
                                        /arrow/  do not pay sufficient premiums.
                              /bullet/  You must pay total premiums (minus withdrawals and outstanding loans,) that equal at least:
                                        /arrow/  your minimum monthly guarantee premium
                                                 (shown in your Policy), MULTIPLIED BY
                                       /arrow/   the number of months since the Policy date
                                                 (including the current month).



     You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal or a loan, increase the specified amount or add a rider, you should consider carefully the effect it will have on the no lapse period guarantee. See Minimum Monthly Guarantee Premium p. 28.



     If you increase the specified amount or add a rider after the Policy date, your no lapse period will end immediately. If increasing the specified amount or adding a rider would cause your Policy to lapse, we will notify you that the grace period has started.



     New Jersey residents: If the grace period begins during the first three Policy years, the payment necessary to keep the Policy in force is the lesser of the amount necessary to (1) satisfy the minimum monthly guarantee premium; or (2) increase the net surrender value to cover the monthly deduction due.


REINSTATEMENT


     We will reinstate a lapsed Policy if within five years after the lapse (and prior to the maturity date). To reinstate the Policy you must:



     /bullet/  submit a written application for reinstatement;
     /bullet/  provide evidence of insurability satisfactory to us;

     /bullet/ make a minimum premium payment sufficient to provide a net premium that is large enough to cover:
              /arrow/  three monthly deductions; and
              /arrow/ any surrender charge calculated from the Policy date to the date of reinstatement. (Although we do not currently assess this charge, we reserve the right to do so in the future.)


We will not reinstate any indebtedness. The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the net premiums you pay at reinstatement, MINUS one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.



FEDERAL INCOME TAX CONSIDERATIONS
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     The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.



TAX STATUS OF THE POLICY



     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.



     In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over separate account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the separate account assets supporting the Policy.

     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.


     The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.


TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should be excludable from the beneficiary's gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.


     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could in certain circumstances cause a Policy to become a MEC. A Protector Plus Program(SM) Policy (discussed on p. 41) will in most instances be treated as a MEC, however. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.


     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC.


     Distributions (other than Death Benefits) from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:


     /bullet/ All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


     /bullet/ Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.



     /bullet/ A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 591/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.


     /bullet/ If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.


     Distributions (other than Death Benefits) from Policies that are not Modified Endowment Contracts. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.



     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with Policy loans that are outstanding after the first 10 Policy years are less clear and a tax advisor should be consulted about such loans.


     Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.



     Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includable in the owner's income when a taxable distribution occurs.


     INVESTMENT IN THE POLICY. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


     POLICY LOANS. If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding indebtedness will be taxed as if it were a distribution.

     DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.


     BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.


     TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER. We believe that the single-sum payment we make under this rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is an insured under the Policy. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.



     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.


SPECIAL RULES FOR 403(b) ARRANGEMENTS


     If this Policy is purchased by public school systems and certain tax-exempt organizations for their employees, then the federal, state and estate tax consequences could differ from those stated in the prospectus. A competent tax advisor should be consulted in connection with such purchase.


     Certain restrictions apply. The Policy must be purchased in connection with a tax-sheltered annuity described in section 403(b) of the Code. Premiums, distributions, and other transactions in connection with the Policy must be administered in coordination with the section 403(b) annuity.


     The amount of life insurance that may be purchased on behalf of a participant in a 403(b) plan is limited. The current cost of insurance for the net amount at risk is treated under the Code as a "current fringe benefit" and must be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually.


     If the plan participant dies while covered by the 403(b) plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value will generally not be taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.

     Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), which may impose additional requirements of Policy loans and other Policy provisions. Plan loans must also satisfy tax requirements in order to be treated as non-taxable. Plan loan requirements and provisions may differ from the Policy loan provisions stated in the prospectus. You should consult a qualified advisor regarding ERISA.



OTHER POLICY INFORMATION
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OUR RIGHT TO CONTEST THE POLICY


     In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

     In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

SUICIDE EXCLUSION


     If the insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date; if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loans, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum. If the Policy lapsed, we will measure the suicide period from the reinstatement date.


MISSTATEMENT OF AGE OR GENDER


     If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.


MODIFYING THE POLICY

     Only our President or Secretary may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

     If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

BENEFITS AT MATURITY

     If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured's 95th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

     If your Policy was issued before May 1, 1999, we may extend the maturity date if your Policy is still in force on the maturity date and there are no adverse tax consequences in doing so. You must submit a written request for the extension between 90 and 180 days prior to the maturity date. We must agree to the extension.


     If your Policy was issued after May 1, 1999 we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request for the extension between 90 and 180 days prior to the maturity date and elect one of the following:


     1. If you had previously selected death benefit Option B, we will change the death benefit to Option A. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions; or


     2. We will automatically extend the maturity date until the next Policy anniversary. You must submit a written request, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year. All benefits and charges will continue as set forth in your Policy. We will adjust the annual cost of insurance rates using the then current cost of insurance rates.


     If you choose 2 above, you may change your election to 1 above at any time. However, if you choose 1 above, then you may not change your election to 2 above.


     The tax consequences of extending the maturity date beyond the 100th birthday of the insured are uncertain. You should consult a tax advisor as to those consequences.


PAYMENTS WE MAKE



     We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven business days after we receive all applicable written notices and/or due proofs of death at our office. However, we can postpone such payments if:



     /bullet/ the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR
     /bullet/ the SEC permits, by an order, the postponement for the protection of policyowners; OR

     /bullet/ the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.


SETTLEMENT OPTIONS


     If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $20, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.


     Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.


     Under any settlement option, the dollar amount of each payment will depend on four things:

     /bullet/ the amount of the surrender or death benefit proceeds on the surrender date or insured's date of death;

     /bullet/ the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 4%);

     /bullet/  the mortality tables we use; and


     /bullet/  the specific payment option(s) you choose.


 OPTION 1 - EQUAL         /bullet/  We will pay the proceeds, plus interest, in equal monthly
 MONTHLY INSTALLMENTS               installments for a fixed period of your choice, but not
 FOR A FIXED PERIOD                 longer than 360 months.
                          /bullet/  We will stop making payments once we have made all the payments for the period selected.

 OPTION 2 - EQUAL           At your or the beneficiary's direction, we will make equal
 MONTHLY INSTALLMENTS       monthly installments:
 FOR LIFE (LIFE INCOME)        /bullet/  only for the life of the payee, at the end of which payments will end; or
                               /bullet/  for the longer of the payee's life, or for 5 or 10 years if the payee dies before the end of the first 5
                                         or 10 years of payments (you may select either a 5
                                         or 10 year payment period); or
                               /bullet/  until the total amount of all payments we have made equals the proceeds that were applied to the
                                         settlement option.



 OPTION 3 - EQUAL              /bullet/  We will make equal monthly payments during the joint
 MONTHLY INSTALLMENTS FOR                lifetime of two persons, first to a chosen payee, and then
 THE LIFE OF THE PAYEE AND               to a co-payee, if living, upon the death of the payee.
 THEN TO A DESIGNATED          /bullet/  Payments to the co-payee, if living, upon the payee's death
 SURVIVOR (JOINT AND                     will equal either:
 SURVIVOR)                               /arrow/ the full amount made to the payee before the
                                                 payee's death; or
                                        /arrow/  two-thirds of the amount paid to the payee before the payee's death. All payments will cease upon the
                                                 death of the co-payee.


REPORTS TO OWNERS


     At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:


/check/     the current cash value              /check/     any activity since the last report
/check/     the current net surrender value     /check/     projected values
/check/     the current death benefit           /check/     investment experience of each subaccount
/check/     any outstanding loans               /check/     any other information required by law

     You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.


RECORDS



     We will maintain all records relating to the separate account and the fixed account.

POLICY TERMINATION


     Your Policy will terminate on the earliest of:


  /bullet/     the maturity date;             /bullet/     the end of the grace period; or
  /bullet/     the date the insured dies;     /bullet/     the date the Policy is surrendered.

SUPPLEMENTAL BENEFITS (RIDERS)
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     The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy, and the face amount is the level term insurance amount we pay at death. These riders may not be available in all states.



CHILDREN'S INSURANCE RIDER



     This rider provides a face amount on the primary insured's children. Our current minimum face amount for this rider for issue ages 0-18 is $2,000. The maximum face amount is $10,000. At the age of 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

ACCIDENTAL DEATH BENEFIT RIDER

     Our current minimum face amount for this rider for issue ages 15-59 is $10,000. The maximum face amount available for this rider is $150,000 (up to 150% of specified amount).


     Subject to certain limitations, we will pay a face amount if the primary insured's death results solely from accidental bodily injury where:

     /bullet/  the death is caused by external, violent, and accidental means;

     /bullet/ the death occurs within 90 days of the accident; and /bullet/ the death occurs while the rider is in force.



The rider will terminate on the earliest of:


     /bullet/ the Policy anniversary nearest the primary insured's 70th birthday;

     /bullet/  the date the Policy terminates; or

     /bullet/ the Monthiversary when the rider terminates at the owner's request.

OTHER INSURED RIDER


     This rider insures the spouse or life partner and/or dependent children of the primary insured. We will pay the rider's face amount when we receive proof of the other insured's death. On any Monthiversary while the rider is in force, you may replace it with a new policy on the other insured's life (without evidence of insurability).




 CONDITIONS TO     /bullet/  your request must be in writing;
 REPLACE THE       /bullet/  the rider has not reached the anniversary nearest to the
 RIDER:                      other insured's 80th birthday;
                   /bullet/  the new policy is any permanent insurance plan that we currently offer;
                   /bullet/  subject to the minimum specified amount required for the new policy, the amount of the insurance under the new
                             policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements
                             of the original Policy; and
                   /bullet/  we will base your premium on the other insured's rate class under the rider.



DISABILITY WAIVER RIDER


     Subject to certain conditions, we will waive the Policy's monthly deductions while you are disabled. This rider may be purchased if your issue age is 15-55 years of age. We must receive proof that:



     /bullet/  you are totally disabled;

     /bullet/  the rider was in force when you became disabled;

     /bullet/ you became disabled before the anniversary nearest your 60th birthday; and

     /bullet/  you are continuously disabled for at least six months.


We will not waive any deduction which becomes due more than one year before we receive written notice of your claim.



DISABILITY WAIVER AND INCOME RIDER


     This rider has the same benefits as the Disability Waiver Rider, but adds a monthly income benefit for up to 120 months. This rider may be purchased if your issue age is 15-55 years of age. The minimum income amount for this rider is $10. The maximum income amount is the lesser of 0.2% of your specified amount or $300 per month.



PRIMARY INSURED RIDER ("PIR") AND PRIMARY INSURED RIDER PLUS ("PIR PLUS")



     Under the PIR and the PIR Plus, we provide term insurance coverage on a different basis from the coverage in your Policy.

 FEATURES OF     /bullet/  the rider increases the Policy's death benefit by the rider's
 PIR AND PIR               face amount;
 PLUS:           /bullet/  the PIR may be purchased from issue ages 0-70;
                 /bullet/  the PIR Plus may be purchased from issue ages 18-70;
                 /bullet/  the PIR terminates when the insured turns 90, and the PIR
                           Plus terminates when the insured turns 85;
                 /bullet/  the minimum purchase amount for the PIR and PIR Plus is
                           $25,000. There is no maximum purchase amount;
                 /bullet/  we do not assess any additional surrender charge for PIR and PIR Plus;
                 /bullet/  generally PIR and PIR Plus coverage costs less than the insurance coverage under the Policy, but has no cash
                           value;
                 /bullet/  you may cancel or reduce your rider coverage without decreasing your Policy's specified amount; and
                 /bullet/  you may generally decrease your specified amount without reducing your rider coverage.



     It may cost you less to reduce your PIR or PIR Plus coverage than to decrease your Policy's specified amount, because we do not deduct a surrender charge in connection with your PIR or PIR Plus. It may cost you more to keep a higher specified amount, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR or PIR Plus.


     You should consult your registered representative to determine if you would benefit from PIR or PIR Plus. We may discontinue offering PIR or PIR Plus at any time. We may also modify the terms of these riders for new policies.



TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER


     This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.


     We will pay a "single-sum benefit" equal to:


     /bullet/ the death benefit on the date we pay the single-sum benefit; MULTIPLIED BY
     /bullet/ the election percentage of the death benefit you elect to receive; DIVIDED BY

     /bullet/ 1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater); MINUS

     /bullet/ any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.


     The maximum terminal illness death benefit we will pay is equal to:


     /bullet/ the death benefit available under the Policy at the insured's death; PLUS

     /bullet/  the benefit available under any PIR or PIR Plus in force.

     /bullet/  a single-sum benefit may not be greater than $500,000.


     The election percentage is a percentage that you select. It may not be greater than 100% of your Policy's death benefit under the rider.


     We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries which occur during the period specified in your Policy's suicide provision.


     The rider terminates at the earliest of:


     /bullet/  the date the Policy terminates;
     /bullet/  the date a settlement option takes effect;
     /bullet/ the date we pay a single-sum benefit; or /bullet/ the date you terminate the rider.



     We do not charge for this rider. This rider may not be available in all states, or its terms may vary depending on a state's insurance law requirements.



IMSA
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     We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance and annuity products. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.



PERFORMANCE DATA
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RATES OF RETURN


     This section shows the historical investment experience of the portfolios based on the portfolios' historical investment experience. This information does not represent or project future investment performance.



     We base the rates of return that we show below on each portfolio's actual investment performance. We deduct investment management fees and direct fund expenses. The rates are actual average annual total return for the periods ended on December 31, 1999.


     These rates of return do not reflect any charges that are deducted under the Policy or from the separate account (such as the annual mortality and expense risk charge, the monthly deduction, or the surrender charge). IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER. These rates of return are not estimates, projections or guarantees of future performance.

     We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.


                          AVERAGE ANNUAL TOTAL RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 1999



                                                                                                                INCEPTION
FUND PORTFOLIO                                     INCEPTION    10 YEARS    5 YEARS     3 YEARS      1 YEAR        DATE
------------------------------------------------ ------------- ---------- ----------- ----------- ----------- -------------
WRL VKAM Emerging Growth .......................      32.64%      N/A         42.96%     50.69%     105.16%   03/01/1993
WRL T. Rowe Price Small Cap ....................      38.49%      N/A         N/A         N/A        N/A      05/03/1999
WRL Goldman Sachs Small Cap ....................      17.82%      N/A         N/A         N/A        N/A      05/03/1999
WRL Pilgrim Baxter Mid Cap Growth ..............      78.00%      N/A         N/A         N/A        N/A      05/03/1999
WRL Alger Aggressive Growth ....................      30.35%      N/A         36.62%     46.16%      69.02%   03/01/1994
WRL Third Avenue Value .........................       3.84%      N/A         N/A         N/A        15.72%   01/02/1998
WRL GE International Equity ....................      14.90%      N/A         N/A         N/A        24.95%   01/02/1997
WRL Janus Global ...............................      27.91%      N/A         32.94%     38.24%      71.10%   12/03/1992
WRL Janus Growth ...............................      23.47%      23.62%      39.89%     45.60%      59.67%   10/02/1986
WRL Goldman Sachs Growth .......................      17.50%      N/A         N/A         N/A        N/A      05/03/1999
WRL GE U.S. Equity .............................      22.76%      N/A         N/A         N/A        18.41%   01/02/1997
WRL Salomon All Cap ............................      15.57%      N/A         N/A         N/A        N/A      05/03/1999
WRL C.A.S.E. Growth ............................      18.80%      N/A         N/A        16.41%      33.84%   05/01/1995
WRL Dreyfus Mid Cap ............................       7.20%      N/A         N/A         N/A        N/A      05/03/1999
WRL NWQ Value Equity ...........................      10.76%      N/A         N/A         8.73%       7.95%   05/01/1996
WRL T. Rowe Price Dividend Growth ..............      (7.40)%     N/A         N/A         N/A        N/A      05/03/1999
WRL Dean Asset Allocation ......................      10.38%      N/A         N/A         6.02%      (5.64)%  01/03/1995
WRL LKCM Strategic Total Return ................      13.82%      N/A         16.50%     14.40%      12.07%   03/01/1993
WRL J.P. Morgan Real Estate Securities .........     (11.31)%     N/A         N/A         N/A        (3.77)%  05/01/1998
WRL Federated Growth & Income ..................       8.82%      N/A         11.41%      7.07%      (4.45)%  03/01/1994
WRL AEGON Balanced .............................       8.53%      N/A         11.34%      8.86%       3.03%   03/01/1994
WRL AEGON Bond .................................       7.03%       7.33%       7.36%      5.02%      (2.94)%  10/02/1986
WRL J.P. Morgan Money Market* ..................       5.00%       4.67%       5.11%      5.04%       4.63%   10/02/1986
S&P 500 ........................................      18.11%      18.20%      28.54%     27.56%      21.04%   10/02/1986



* Yield more closely reflects the current earnings than its total return.


     Because WRL Great Companies -- America(SM), WRL Great Companies -- Technology(SM), WRL Value Line Aggressive Growth portfolios and Fidelity VIP Equity-Income Portfolio -- Service Class 2, Fidelity VIP II
Contrafund/registered trademark/ Portfolio -- Service Class 2 and Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2 had not commenced operations as of December 31, 1999, the above chart does not reflect rates of return for these portfolios.


     The annualized yield for the WRL J.P. Morgan Money Market portfolio for the seven days ended December 31, 1999 was 5.15%.

     Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.


HYPOTHETICAL ILLUSTRATIONS BASED ON SUBACCOUNT PERFORMANCE



     This section contains hypothetical illustrations of Policy values based on the historical experience of the subaccounts. We started selling the Policies in 1990. The separate account commenced operations on October 2, 1986. The rates of return below show the actual investment experience of each subaccount for the periods shown. The illustrations of cash value and net surrender value below depict these Policy values as if you had purchased the Policy on the last valuation date prior to January 1 of the year after the subaccount began operations and had elected death benefit Option A. The illustrations are based on the historical investment experience of the subaccount indicated as of the last valuation date prior to January 1 of the year after the subaccount began operations. WE ASSUMED THE RATE OF RETURN FOR EACH SUBACCOUNT IN EACH CALENDAR YEAR TO BE UNIFORMLY EARNED THROUGHOUT THE YEAR; HOWEVER, THE SUBACCOUNT'S ACTUAL PERFORMANCE DID AND WILL VARY THROUGHOUT THE YEAR.


     In order to demonstrate how the actual investment experience of the subaccounts could have affected the Option A death benefit, cash value and net surrender value of the Policy, we provide hypothetical illustrations for a hypothetical insured. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE HYPOTHETICAL INSURED HAD HELD THE POLICY DURING THE PERIOD ILLUSTRATED. These illustrations do not represent what may happen in the future.


     The amounts we show for death benefits, cash values, and net surrender values take into account all charges and deductions from the Policy, the separate account, and the subaccounts. For each subaccount, we base one illustration on the guaranteed cost of insurance rates and one on the current cost of insurance rates for a hypothetical male insured age 35. The insured's age, gender and rate class, amount and timing of premium payments, cash withdrawals, and loans would affect individual Policy benefits.


     For each subaccount, the illustrations below death assume benefit Option A was selected based on an annual premium of $2,000 and a specified amount of $165,000 for a male age 35, non-tobacco use, ultimate select rate class.

The following example shows how the hypothetical net return of the WRL Janus Growth subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                               WRL JANUS GROWTH
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates





                                                    CASH VALUE             NET SURRENDER VALUE
                                             -------------------------   ------------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:       CURRENT     GUARANTEED      CURRENT     GUARANTEED
------------------------------------------   ----------   ------------   ----------   -----------
1988 .....................................    $  1,735      $  1,711      $    456     $    432
1989 .....................................       3,903         3,843         2,539        2,479
1990 .....................................       8,028         7,896         6,581        6,449
1991 .....................................       9,474         9,297         7,943        7,766
1992 .....................................      17,544        17,200        15,928       15,585
1993 .....................................      19,354        18,955        17,654       17,255
1994 .....................................      21,509        21,043        19,725       19,259
1995 .....................................      20,888        20,410        19,021       18,542
1996 .....................................      32,686        31,933        30,734       29,982
1997 .....................................      39,952        39,030        37,917       36,995
1998 .....................................      48,331        47,230        46,635       45,535
1999 .....................................      81,415        79,587        80,093       78,265
2000 .....................................     131,338       128,421       130,423      127,506



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL AEGON Bond subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                                WRL AEGON BOND
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates




                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
1988 .....................................    $ 1,455       $ 1,433      $   175      $   153
1989 .....................................      3,230         3,176        1,867        1,813
1990 .....................................      5,458         5,357        4,010        3,910
1991 .....................................      7,385         7,230        5,853        5,699
1992 .....................................     10,536        10,300        8,920        8,684
1993 .....................................     12,770        12,466       11,071       10,767
1994 .....................................     16,061        15,660       14,278       13,876
1995 .....................................     16,169        15,741       14,301       13,873
1996 .....................................     21,516        20,943       19,565       18,992
1997 .....................................     22,764        22,154       20,728       20,118
1998 .....................................     26,215        25,527       24,519       23,831
1999 .....................................     29,971        29,193       28,648       27,870
2000 .....................................     30,171        29,386       29,256       28,471



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL J.P. Morgan Money Market subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.
                         WRL J.P. MORGAN MONEY MARKET
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates




                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
1988 .....................................    $ 1,628       $ 1,604      $   348      $   325
1989 .....................................      3,350         3,296        1,987        1,933
1990 .....................................      5,266         5,169        3,818        3,722
1991 .....................................      7,243         7,092        5,712        5,561
1992 .....................................      9,163         8,954        7,548        7,339
1993 .....................................     10,910        10,643        9,210        8,943
1994 .....................................     12,601        12,273       10,818       10,490
1995 .....................................     14,440        14,042       12,572       12,174
1996 .....................................     16,596        16,132       14,645       14,181
1997 .....................................     18,751        18,225       16,715       16,189
1998 .....................................     21,064        20,487       19,368       18,791
1999 .....................................     23,454        22,819       22,132       21,497
2000 .....................................     25,765        25,068       24,850       24,153



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


The following example shows how the hypothetical net return of the WRL Janus Global subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1993. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                               WRL JANUS GLOBAL
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates





                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
1994 .....................................    $ 2,147       $ 2,120      $   867      $   841
1995 .....................................      3,684         3,629        2,321        2,266
1996 .....................................      6,425         6,316        4,977        4,869
1997 .....................................     10,141         9,951        8,610        8,419
1998 .....................................     13,777        13,499       12,161       11,883
1999 .....................................     19,771        19,354       18,071       17,655
2000 .....................................     36,238        35,462       34,455       33,678



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL VKAM Emerging Growth subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1994. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                           WRL VKAM EMERGING GROWTH
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates





                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
1995 .....................................    $ 1,426       $ 1,404      $   146      $   125
1996 .....................................      4,417         4,350        3,054        2,986
1997 .....................................      7,066         6,947        5,618        5,499
1998 .....................................     10,407        10,212        8,875        8,680
1999 .....................................     16,322        15,999       14,707       14,383
2000 .....................................     36,504        35,773       34,805       34,074



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.



The following example shows how the hypothetical net return of the WRL LKCM Strategic Total Return subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1994. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                        WRL LKCM STRATEGIC TOTAL RETURN
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates





                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
1995 .....................................    $ 1,541       $ 1,519      $   262      $   239
1996 .....................................      3,869         3,809        2,506        2,445
1997 .....................................      6,205         6,097        4,757        4,649
1998 .....................................      9,400         9,217        7,868        7,685
1999 .....................................     11,899        11,649       10,284       10,033
2000 .....................................     14,928        14,595       13,228       12,895



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL Alger Aggressive Growth subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                          WRL ALGER AGGRESSIVE GROWTH
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates





                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
1996 .....................................    $ 2,198       $ 2,171      $   918      $   891
1997 .....................................      4,130         4,070        2,767        2,707
1998 .....................................      7,038         6,924        5,591        5,476
1999 .....................................     12,739        12,512       11,207       10,980
2000 .....................................     24,047        23,603       22,431       21,988



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.



The following example shows how the hypothetical net return of the WRL Dean Asset Allocation subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                           WRL DEAN ASSET ALLOCATION
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates




                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
1996 .....................................    $1,892        $1,867       $  612        $  587
1997 .....................................     3,937         3,877        2,573         2,514
1998 .....................................     6,370         6,262        4,923         4,815
1999 .....................................     8,517         8,352        6,986         6,821
2000 .....................................     9,392         9,189        7,776         7,573



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL Federated Growth & Income subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.



                         WRL FEDERATED GROWTH & INCOME
                    Male Issue Age 35, $2,000 Annual Premium

      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates





                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
1996 .....................................    $1,980        $1,954       $  700        $  674
1997 .....................................     3,935         3,876        2,571         2,512
1998 .....................................     6,820         6,706        5,372         5,258
1999 .....................................     8,554         8,390        7,022         6,858
2000 .....................................     9,547         9,343        7,931         7,727



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.



The following example shows how the hypothetical net return of the WRL AEGON Balanced subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                              WRL AEGON BALANCED
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates





                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
1996 .....................................    $ 1,887       $1,862       $  607        $  582
1997 .....................................      3,799        3,741        2,435         2,377
1998 .....................................      6,239        6,132        4,791         4,684
1999 .....................................      8,265        8,103        6,734         6,572
2000 .....................................     10,012        9,796        8,396         8,180



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL C.A.S.E. Growth subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1996. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                              WRL C.A.S.E. GROWTH
                    Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates




                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
1997 .....................................    $1,848        $1,823       $  568        $  543
1998 .....................................     3,908         3,849        2,544         2,485
1999 .....................................     5,551         5,454        4,103         4,006
2000 .....................................     9,473         9,289        7,942         7,757



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


     The following example shows how the hypothetical net return of the WRL GE U.S. Equity subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                              WRL GE U.S. EQUITY
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
1998 .....................................    $2,010        $1,984       $  730        $  704
1999 .....................................     4,383         4,319        3,019         2,955
2000 .....................................     6,996         6,882        5,549         5,434


* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL NWQ Value Equity subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                             WRL NWQ VALUE EQUITY
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates




                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
1998 .....................................    $1,976        $1,950       $  696        $  671
1999 .....................................     3,331         3,278        1,967         1,915
2000 .....................................     5,237         5,143        3,790         3,696



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


The following example shows how the hypothetical net return of the WRL GE International Equity subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                          WRL GE INTERNATIONAL EQUITY
                    Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates




                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
1998 .....................................    $1,678        $1,654       $  398        $  374
1999 .....................................     3,640         3,583        2,277         2,220
2000 .....................................     6,472         6,360        5,024         4,912



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL Third Avenue Value subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1998. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                            WRL THIRD AVENUE VALUE
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates




                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
1999 .....................................    $1,435        $1,413       $  155        $  133
2000 .....................................     3,458         3,402        2,095         2,038



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.



The following example shows how the hypothetical net return of the WRL J.P. Morgan Real Estate Securities subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1999. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                    WRL J.P. MORGAN REAL ESTATE SECURITIES
                   Male Issue Age 35, $2,000 Annual Premium
      ($165,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates




                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
2000 .....................................    $1,486        $1,464         $207         $185



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.



     Because the WRL Goldman Sachs Growth, WRL Goldman Sachs Small Cap, WRL T. Rowe Price Dividend Growth, WRL T. Rowe Price Small Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth and WRL Dreyfus Mid Cap subaccounts did not commence operations until May 3, 1999, and the Fidelity VIP Equity-Income -- Service Class 2, Fidelity VIP II Contrafund/registered trademark/ -- Service Class 2, Fidelity VIP III Growth Opportunities -- Service Class 2, WRL Great Companies -- America(SM), WRL Great Companies -- Technology(SM), and WRL Value Line Aggressive Growth subaccounts did not commence operations until May 1, 2000, there are no hypothetical illustrations for these subaccounts.

OTHER PERFORMANCE DATA IN ADVERTISING SALES LITERATURE


     We may compare each subaccount's performance to the performance of:


   /bullet/  other variable life issuers in general;
   /bullet/ variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (E.G., FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE, and FORTUNE);
              /arrow/   Lipper and Morningstar rank variable annuity contracts
                        and variable life policies. Their performance analysis
                        ranks such policies and contracts on the basis of total
                        return, and assumes reinvestment of distributions; but
                        it does not show sales charges, redemption fees or
                        certain expense deductions at the separate account
                        level.
   /bullet/ the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
              /arrow/   unmanaged indices may assume the reinvestment of
                        dividends, but usually do not reflect deductions for the
                        expenses of operating or managing an investment
                        portfolio; or
   /bullet/  other types of investments, such as:
              /arrow/   certificates of deposit;
              /arrow/   savings accounts and U.S. Treasuries;
              /arrow/   certain interest rate and inflation indices (E.G., the
                        Consumer Price Index); or
              /arrow/   indices measuring the performance of a defined group of
                        securities recognized by investors as representing a particular segment of the securities markets (E.G., Donoghue Money Market Institutional Average, Lehman
                        Brothers Corporate Bond Index, or Lehman Brothers
                        Government Bond Index).



WESTERN RESERVE'S PUBLISHED RATINGS



     We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Duff & Phelps Credit Rating Co. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SALE OF THE POLICIES


     The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with AFSG Securities Corporation ("AFSG"), the principal underwriter of the Policy. AFSG is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. The sales commission payable to Western Reserve agents or other registered representatives may vary with the sales agreement, but it is not expected to be greater than:

   /bullet/ 65% of all premiums you make during the first Policy year, PLUS /bullet/ 2.50% of all premiums you make during Policy years 2 through 10.


We will pay an additional sales commission of up to 0.50% of the Policy's cash value on the fifth Policy anniversary and each anniversary thereafter where the cash value (minus amounts attributable to loans) equals at least $10,000. In addition, certain production, persistency and managerial bonuses may be paid.



     AFSG will receive the 12b-1 fees assessed against the Fidelity VIP Funds shares held for the Policies as compensation for providing certain shareholder support services. AFSG will also receive an additional fee based on the value of shares of the Fidelity VIP Funds held for the Policies as compensation for providing certain recordkeeping services.



LEGAL MATTERS


     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. All matters of Ohio law pertaining to the Policy have been passed upon by Thomas E. Pierpan, Senior Vice President, Assistant Secretary and General Counsel of Western Reserve.



LEGAL PROCEEDINGS

     Like other life insurance companies, we are involved in lawsuits. We are not aware of any class action lawsuits naming us as a defendant or involving the separate account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us, or AFSG, or the separate account.


VARIATIONS IN POLICY PROVISIONS


     Certain provisions of the Policy may vary from the descriptions in this prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions on use of the fixed account and different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.



EXPERTS



     The financial statements of WRL Series Life Account as of December 31, 1999 and for the year then ended have been included herein in reliance upon the report of PricewaterhouseCoopers LLP, independent certified public accountants, and upon the authority of that firm as experts in accounting and auditing.


     The statutory-basis financial statements and schedules of Western Reserve at December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 appearing in this prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein which is based in part on the report of PricewaterhouseCoopers LLP, independent certified public accountants. The financial statements and schedules referred to above are included in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.



     Actuarial matters included in this prospectus have been examined by Alan Yaeger as stated in the opinion filed as an exhibit to the registration statement.


FINANCIAL STATEMENTS



     Western Reserve's financial statements appear on the following pages. These financial statements should be distinguished from the separate account's financial statements and you should consider these financial statements only as bearing upon Western Reserve's ability to meet our obligations under the Policies.


     Western Reserve's financial statements as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, have been prepared on the basis of statutory accounting principles rather than generally accepted accounting principles.



ADDITIONAL INFORMATION ABOUT WESTERN RESERVE



     Western Reserve is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc. Western Reserve's office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202 and the mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068.



     Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in this prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.



WESTERN RESERVE'S DIRECTORS AND OFFICERS


     We are governed by a board of directors. The following table sets forth the name, address and principal occupation during the past five years of each of our directors.


                              BOARD OF DIRECTORS



                                                                     PRINCIPAL OCCUPATION
 NAME AND ADDRESS                   POSITION WITH WESTERN RESERVE    DURING PAST 5 YEARS
 John R. Kenney                    Chairman of the Board and         Chairman of the Board, and
 570 Carillon Parkway              Chief Executive Officer           President of WRL Series Fund,
 St. Petersburg, Florida 33716                                       Inc. (1993 - present); Chairman
                                                                     of the Board of IDEX Mutual
                                                                     Funds (1990 - present); Chair-
                                                                     man of the Board of WRL
                                                                     Investment Management, Inc.
                                                                     (1996 - present); and Chairman
                                                                     of the Board of WRL Investment
                                                                     Services, Inc. (1996 - present).

 Jerome C. Vahl                    Director and President            Executive Vice President (1998 -
 570 Carillon Parkway                                                1999), Vice President (1995 -
 St. Petersburg, Florida 33716                                       1998), Assistant Vice President
                                                                     (1994 - 1995) of Western
                                                                     Reserve; Vice President and
                                                                     Manager Corporate Projects
                                                                     (1991 - 1996), and Manager Tax
                                                                     and Technical (1986 - 1991) of
                                                                     AEGON USA, Inc.

 Jack E. Zimmerman                 Director                          Trustee, IDEX Mutual Funds
 507 St. Michel Circle                                               (1987 - present); retired from
 Kettering, Ohio 45429                                               Martin Marietta (1993).

 Lyman H. Treadway                 Director                          Retired Consultant.
 30195 Chagrin Blvd., Ste. 210N
 Cleveland, Ohio 44124

 James R. Walker                   Director                          Self-employed, Public
 3320 Office Park Dr.                                                Accountant (1996 - present);
 Dayton, Ohio 45439                                                  Partner, Walker-Davis C.P.A.'s,
                                                                     Dayton, Ohio (1990 - 1995).

The following table gives the name, address and principal occupation during the past five years of the principal officers of Western Reserve (other than officers listed above as directors).


                              PRINCIPAL OFFICERS



                                                              PRINCIPAL OCCUPATION
 NAME AND ADDRESS          POSITION WITH WESTERN RESERVE      DURING PAST 5 YEARS
 Alan M. Yaeger*        Executive Vice President,             Executive Vice President of
                        Actuary and Chief                     WRL Series Fund, Inc. (1993 -
                        Financial Officer                     present); Director, WRL
                                                              Investment Management, Inc.
                                                              (1996 - present); Director of
                                                              WRL Investment Services, Inc.
                                                              (1996 - present).

 William H. Geiger*     Senior Vice President, Secretary,     Senior Vice President, Secretary,
                        Corporate Counsel and Group           Corporate Counsel, and Group
                        Vice President -- Compliance          Vice President - Compliance
                                                              (1998 - present); Senior Vice
                                                              President, Secretary, General
                                                              Counsel and Group Vice
                                                              President - Compliance (1996 -
                                                              1998), Senior Vice President,
                                                              Secretary, and General Counsel
                                                              (1990 - 1996) of Western
                                                              Reserve; Group Vice President -
                                                              Compliance and Corporate
                                                              Counsel (1996 - present) of
                                                              AUSA Life Insurance Company,
                                                              Inc., Bankers United Life
                                                              Assurance Company, Life
                                                              Investors Insurance Company of
                                                              America, Monumental Life
                                                              Insurance Company and PFL
                                                              Life Insurance Company,
                                                              subsidiaries of AEGON USA,
                                                              Inc.; Assistant Secretary (1990 -
                                                              present), Vice President and
                                                              Assistant Secretary (1990 -
                                                              1997) of IDEX Mutual Funds;
                                                              and Assistant Secretary (1994 -
                                                              present) and Vice President and
                                                              Assistant Secretary (1994 -
                                                              1997) of WRL Series Fund, Inc.

 Allan J. Hamilton*     Vice President, Treasurer             Vice President and Controller
                        and Controller                        (1987 - present), Treasurer (1997
                                                              - present) of Western Reserve;
                                                              Treasurer and Chief Financial
                                                              Officer of WRL Series Fund, Inc.
                                                              (1997 - present).


* Located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202.

     Western Reserve holds the assets of the separate account physically segregated and apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.



ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT


     Western Reserve established the separate account as a separate investment account under Ohio law in 1985. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

APPENDIX A
ILLUSTRATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 12%. The tables illustrate
Policy values that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years shown.



     We based the illustration on page 86 on a Policy for an insured who is a 35 year old male in the ultimate select, non-tobacco use rate class, annual premiums of $2,000, a $165,000 specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our CURRENT cost of insurance rates.


     The illustration on page 87 is based on the same factors as those on page 86, except that cost of insurance rates are based on the GUARANTEED cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table).


     The amounts we show for the death benefits, cash values and net surrender values take into account (1) the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.90% of the average net assets of the subaccounts; (2) estimated daily expenses equivalent to an effective average annual expense level of 0.92% of the portfolios' average daily net assets; and (3) all applicable premium expense charges and cash value charges. The 0.92% average portfolio expense level assumes an equal allocation of amounts among the 29 subaccounts. We used annualized actual audited expenses incurred during 1999 as shown in the Portfolio Annual Expense Table for the portfolios to calculate the average annual expense level.


     Because the WRL Great Companies -- America(SM), WRL Great Companies -- Technology(SM), WRL Value Line Aggressive Growth portfolios and Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2, Fidelity VIP II Contrafund/registered trademark/ Portfolio -- Service Class 2, and Fidelity VIP Equity-Income Portfolio -- Service Class 2 had not commenced operations as of December 31, 1999, the estimated average annual portfolio expense level reflects estimated expenses for each of these portfolios for 2000.


     During 1999, WRL Management undertook to pay those normal operating expenses of certain WRL portfolios that exceeded a certain stated percentage of the portfolios' average daily net assets. WRL Management has undertaken until at least April 30, 2001 to pay expenses to the extent normal operating expenses of certain portfolios of the WRL Fund exceed a stated percentage of the portfolio's average daily net assets. For details on these expense limits, the amounts reimbursed by WRL Management during 1999, and the expense ratios without the reimbursements, see the Portfolio Annual Expense Table on page 14 of this prospectus.


     Without these waivers and reimbursements, total annual expenses for the portfolios would have been greater, and the illustrations would have assumed that the assets in the portfolios were subject to an average annual expense level of 1.53%. Taking into account the assumed charges of 1.82%, the gross annual investment return rates of 0%, 6% and 12% are equivalent to net annual investment return rates of -1.82%, 4.18%, and 10.18%.


     THE HYPOTHETICAL RETURNS SHOWN IN THE TABLES ARE PROVIDED ONLY TO ILLUSTRATE THE MECHANICS OF A HYPOTHETICAL POLICY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RATES OF RETURN. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. In order to produce after tax returns of 0%, 6% or 12% if such charges are made in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 12% to cover any tax charges.



     The "Premium Accumulated at 5%" column of each table shows the amount which would accumulate if you invested an amount equal to the premium to earn interest at 5% per year, compounded annually.



     We will furnish, upon request, a comparable illustration reflecting the proposed insured's age, gender, risk classification and desired Policy features.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35

       Specified Amount $165,000          Ultimate Select Class
       Annual Premium $2,000              Option Type A
                Using Current Cost of Insurance Rates




END OF            PREMIUMS                        DEATH BENEFIT
POLICY          ACCUMULATED            ASSUMING HYPOTHETICAL GROSS AND NET
YEAR               AT 5%                   ANNUAL INVESTMENT RETURN OF
                                0.00% (GROSS)     6.00% (GROSS)     12.00% (GROSS)
                                 -1.82% (NET)      4.18% (NET)       10.18% (NET)
1                   2,100          165,000             165,000          165,000
2                   4,305          165,000             165,000          165,000
3                   6,620          165,000             165,000          165,000
4                   9,051          165,000             165,000          165,000
5                  11,604          165,000             165,000          165,000
6                  14,284          165,000             165,000          165,000
7                  17,098          165,000             165,000          165,000
8                  20,053          165,000             165,000          165,000
9                  23,156          165,000             165,000          165,000
10                 26,414          165,000             165,000          165,000
15                 45,315          165,000             165,000          165,000
20                 69,439          165,000             165,000          165,000
30(AGE 65)        139,522          165,000             165,000          348,521
40(AGE 75)        253,680          165,000             165,000          827,042
50(AGE 85)        439,631                *             248,581        2,145,501
60(AGE 95)        742,526                *             376,214        5,358,318




END OF                              CASH VALUE                                        NET SURRENDER VALUE
POLICY                 ASSUMING HYPOTHETICAL GROSS AND NET                    ASSUMING HYPOTHETICAL GROSS AND NET
YEAR                       ANNUAL INVESTMENT RETURN OF                            ANNUAL INVESTMENT RETURN OF
                0.00% (GROSS)     6.00% (GROSS)     12.00% (GROSS)     0.00% (GROSS)     6.00% (GROSS)     12.00% (GROSS)
                 -1.82% (NET)      4.18% (NET)       10.18% (NET)       -1.82% (NET)      4.18% (NET)       10.18% (NET)
1                    1,535             1,637               1,740              255               358                461
2                    3,037             3,339               3,654            1,674             1,976              2,290
3                    4,505             5,105               5,755            3,058             3,658              4,308
4                    5,941             6,940               8,066            4,410             5,408              6,535
5                    7,335             8,835              10,597            5,720             7,220              8,982
6                    8,686            10,793              13,370            6,986             9,094             11,671
7                    9,992            12,814              16,408            8,208            11,030             14,625
8                   11,254            14,900              19,739            9,386            13,033             17,871
9                   12,450            17,034              23,372           10,499            15,082             21,421
10                  13,592            19,226              27,351           11,557            17,190             25,315
15                  18,768            31,508              54,289           18,768            31,508             54,289
20                  22,496            45,761              97,915           22,496            45,761             97,915
30(AGE 65)          27,411            84,869             285,673           27,411            84,869            285,673
40(AGE 75)          23,366           143,650             772,937           23,366           143,650            772,937
50(AGE 85)               *           236,744           2,043,334                *           236,744          2,043,334
60(AGE 95)               *           372,489           5,305,265                *           372,489          5,305,265


* In the absence of an additional payment, the Policy would lapse.



The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the funds. The death benefit, cash value and net surrender value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by Western Reserve or the funds that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by current fund prospectuses.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35


      Specified Amount $165,000              Ultimate Select Class
      Annual Premium $2,000                  Option Type A
                Using Guaranteed Cost of Insurance Rates




END OF            PREMIUMS                        DEATH BENEFIT
POLICY          ACCUMULATED            ASSUMING HYPOTHETICAL GROSS AND NET
YEAR               AT 5%                   ANNUAL INVESTMENT RETURN OF
                                0.00% (GROSS)     6.00% (GROSS)     12.00% (GROSS)
                                 -1.82% (NET)      4.18% (NET)       10.18% (NET)
1                   2,100          165,000             165,000          165,000
2                   4,305          165,000             165,000          165,000
3                   6,620          165,000             165,000          165,000
4                   9,051          165,000             165,000          165,000
5                  11,604          165,000             165,000          165,000
6                  14,284          165,000             165,000          165,000
7                  17,098          165,000             165,000          165,000
8                  20,053          165,000             165,000          165,000
9                  23,156          165,000             165,000          165,000
10                 26,414          165,000             165,000          165,000
15                 45,315          165,000             165,000          165,000
20                 69,439          165,000             165,000          165,000
30(AGE 65)        139,522          165,000             165,000          333,963
40(AGE 75)        253,680                *             165,000          772,361
50(AGE 85)        439,631                *             165,000        1,942,432
60(AGE 95)        742,526                *             218,708        4,583,036




END OF                              CASH VALUE                                        NET SURRENDER VALUE
POLICY                 ASSUMING HYPOTHETICAL GROSS AND NET                    ASSUMING HYPOTHETICAL GROSS AND NET
YEAR                       ANNUAL INVESTMENT RETURN OF                            ANNUAL INVESTMENT RETURN OF
                0.00% (GROSS)     6.00% (GROSS)     12.00% (GROSS)     0.00% (GROSS)     6.00% (GROSS)     12.00% (GROSS)
                 -1.82% (NET)      4.18% (NET)       10.18% (NET)       -1.82% (NET)      4.18% (NET)       10.18% (NET)
1                    1,512             1,614               1,716              233               334                437
2                    2,986             3,285               3,597            1,623             1,922              2,233
3                    4,419             5,011               5,654            2,971             3,564              4,206
4                    5,809             6,793               7,904            4,278             5,262              6,373
5                    7,155             8,632              10,367            5,540             7,016              8,751
6                    8,456            10,527              13,061            6,757             8,828             11,362
7                    9,709            12,478              16,009            7,926            10,695             14,225
8                   10,915            14,489              19,236            9,048            12,621             17,369
9                   12,070            16,556              22,770           10,119            14,605             20,819
10                  13,177            18,686              26,645           11,141            16,650             24,609
15                  18,199            30,637              52,919           18,199            30,637             52,919
20                  21,468            44,177              95,247           21,468            44,177             95,247
30(AGE 65)          18,340            74,834             273,740           18,340            74,834            273,740
40(AGE 75)               *           107,094             721,833                *           107,094            721,833
50(AGE 85)               *           142,060           1,849,936                *           142,060          1,849,936
60(AGE 95)               *           216,542           4,537,659                *           216,542          4,537,659


* In the absence of an additional payment, the Policy would lapse.




The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates for the funds. The death benefit, cash value and net surrender value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by Western Reserve or the funds that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by current fund prospectuses.

APPENDIX B
WEALTH INDICES OF INVESTMENTS IN THE U.S. CAPITAL MARKET
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The information below graphically depicts the growth of $1.00 invested in large company stocks, small company stocks, long-term government bonds, Treasury bills, and hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 1999. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982.


     Each of the cumulative index values is initialized at $1.00 at year-end 1925. The graph illustrates that large company stocks and small company stocks have the best performance over the entire 74-year period: investments of $1.00 in these assets would have grown to $2,845.63 and $6,640.79, respectively, by year-end 1998. This higher growth was earned by investments involving substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to much less risk, grew to only $40.22.


     The lowest-risk strategy over the past 74 years (for those with short-term time horizons) was to buy U.S. Treasury bills. Since U.S. Treasury bills tended to track inflation, the resulting real (inflation-adjusted) returns were near zero for the entire 1926 - 1999 period.

              [CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS.]

                   COMPOUND ANNUAL RATES OF RETURN BY DECADE


                                 1920S*     1930S      1940S      1950S      1960S       1970S      1980S     1990S
   Large Company ............   19.2%      -0.1%      9.2%       19.4%      7.8%        5.9%       17.5%     18.2%
   Small Company ............   -4.5       1.4       20.7        16.9      15.5        11.5        15.8      15.1
   Long-Term Corp. ..........   5.2        6.9        2.7        1.0        1.7         6.2        13.0      8.3
   Long-Term Govt. ..........   5.0        4.9        3.2        -0.1       1.4         5.5        12.6      9.0
   Inter-Term Govt. .........   4.2        4.6        1.8        1.3        3.5         7.0        11.9      7.2
   Treasury Bills ...........   3.7        0.6        0.4        1.9        3.9         6.3        8.9       4.9
   Inflation ................   -1.1       -2.0       5.4        2.2        2.5         7.4        5.1       2.9


 ----------------

 * Based on the period 1926-1929.

Used with permission. /copyright/2000 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

Index to Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WRL SERIES LIFE ACCOUNT:




Report of Independent Certified Public Accountants dated February 16, 2000

Statements of Assets and Liabilities as of December 31, 1999

Statements of Operations for the year ended December 31, 1999

Statements of Changes in Net Assets for the years ended December 31, 1999 and
     1998

Financial Highlights for the periods ended December 31, 1999, 1998, 1997, 1996 and 1995

Notes to the Financial Statements



WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO



Report of Independent Auditors dated February 18, 2000

Statutory-Basis Balance Sheets at December 31, 1999 and 1998

Statutory-Basis Statements of Operations for the years ended December 31, 1999,
     1998 and 1997

Statutory-Basis Statements of Changes in Capital and Surplus for the years ended December 31, 1999, 1998 and 1997

Statutory-Basis Statements of Cash Flows for the years ended December 31, 1999,
     1998 and 1997

Notes to Statutory-Basis Financial Statements

Statutory-Basis Financial Statement Schedules





WRL00011-5/2000

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors of Western Reserve Life Assurance Co. of Ohio and Policy Owners of the WRL Series Life Account


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts constituting the WRL Series Life Account (a separate account of Western Reserve Life Assurance Co. of Ohio ("WRL")) at December 31, 1999, the results of each of their operations, the changes in each of their net assets and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of WRL's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Tampa, Florida
February 16, 2000

WRL SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS





                                                               WRL             WRL             WRL            WRL
                                                           J.P. MORGAN        AEGON           JANUS          JANUS
                                                          MONEY MARKET        BOND           GROWTH          GLOBAL
                                                           SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................        58,182           2,559           17,348         12,035
                                                              ======           =====           ======         ======
  Cost ...............................................      $ 58,182        $ 29,390      $   743,669      $ 257,249
                                                            ========        ========      ===========      =========
 Investment, at net asset value ......................      $ 58,182        $ 27,148      $ 1,353,104      $ 450,848
 Transfers receivable from depositor .................             0               0              853            650
                                                            --------        --------      -----------      ---------
  Total assets .......................................        58,182          27,148        1,353,957        451,498
                                                            --------        --------      -----------      ---------
LIABILITIES:
 Accrued expenses ....................................             0               0                0              0
 Transfers payable to depositor ......................         2,112              19                0              0
                                                            --------        --------      -----------      ---------
  Total liabilities ..................................         2,112              19                0              0
                                                            --------        --------      -----------      ---------
  Net assets .........................................      $ 56,070        $ 27,129      $ 1,353,957      $ 451,498
                                                            ========        ========      ===========      =========
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................      $ 56,070        $ 27,129      $ 1,353,957      $ 451,498
 Depositor's equity ..................................             0               0                0              0
                                                            --------        --------      -----------      ---------
  Net assets applicable to units outstanding .........      $ 56,070        $ 27,129      $ 1,353,957      $ 451,498
                                                            ========        ========      ===========      =========
 Policy Owners' units ................................         3,206           1,232            9,293         11,605
 Depositor's units ...................................             0               0                0              0
                                                            --------        --------      -----------      ---------
  Units outstanding ..................................         3,206           1,232            9,293         11,605
                                                            ========        ========      ===========      =========
  Accumulation unit value ............................      $  17.49        $  22.01      $    145.70      $   38.91
                                                            ========        ========      ===========      =========

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS




                                                               WRL             WRL            WRL
                                                              LKCM            VKAM           ALGER          WRL
                                                            STRATEGIC       EMERGING      AGGRESSIVE       AEGON
                                                          TOTAL RETURN       GROWTH         GROWTH        BALANCED
                                                           SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................          6,332         13,205         10,626         1,436
                                                                =====         ======         ======         =====
  Cost ...............................................      $  90,108      $ 343,339      $ 206,459      $ 17,378
                                                            =========      =========      =========      ========
 Investment, at net asset value ......................      $ 106,667      $ 607,493      $ 353,584      $ 18,182
 Transfers receivable from depositor .................              0            637            594             1
                                                            ---------      ---------      ---------      --------
  Total assets .......................................        106,667        608,130        354,178        18,183
                                                            ---------      ---------      ---------      --------
LIABILITIES:
 Accrued expenses ....................................              0              0              0             0
 Transfers payable to depositor ......................              2              0              0             0
                                                            ---------      ---------      ---------      --------
  Total liabilities ..................................              2              0              0             0
                                                            ---------      ---------      ---------      --------
  Net assets .........................................      $ 106,665      $ 608,130      $ 354,178      $ 18,183
                                                            =========      =========      =========      ========
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................      $ 106,665      $ 608,130      $ 354,178      $ 18,183
 Depositor's equity ..................................              0              0              0             0
                                                            ---------      ---------      ---------      --------
  Net assets applicable to units outstanding .........      $ 106,665      $ 608,130      $ 354,178      $ 18,183
                                                            =========      =========      =========      ========
 Policy Owners' units ................................          4,674          9,357          7,928         1,186
 Depositor's units ...................................              0              0              0             0
                                                            ---------      ---------      ---------      --------
  Units outstanding ..................................          4,674          9,357          7,928         1,186
                                                            =========      =========      =========      ========
  Accumulation unit value ............................      $   22.82      $   64.99      $   44.67      $  15.33
                                                            =========      =========      =========      ========

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS




                                                              WRL
                                                           FEDERATED         WRL            WRL            WRL
                                                           GROWTH &      DEAN ASSET      C.A.S.E.          NWQ
                                                            INCOME       ALLOCATION       GROWTH       VALUE EQUITY
                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................        1,594          2,746          1,751           2,087
                                                              =====          =====          =====           =====
  Cost ...............................................     $ 19,647       $ 36,698       $ 25,553        $ 28,559
                                                           ========       ========       ========        ========
 Investment, at net asset value ......................     $ 17,383       $ 33,309       $ 27,504        $ 26,650
 Transfers receivable from depositor .................            6              8              5              28
                                                           --------       --------       --------        --------
  Total assets .......................................       17,389         33,317         27,509          26,678
                                                           --------       --------       --------        --------
LIABILITIES:
 Accrued expenses ....................................            0              0              0               0
 Transfers payable to depositor ......................            0              0              0               0
                                                           --------       --------       --------        --------
  Total liabilities ..................................            0              0              0               0
                                                           --------       --------       --------        --------
  Net assets .........................................     $ 17,389       $ 33,317       $ 27,509        $ 26,678
                                                           ========       ========       ========        ========
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................     $ 17,389       $ 33,317       $ 27,509        $ 26,678
 Depositor's equity ..................................            0              0              0               0
                                                           --------       --------       --------        --------
  Net assets applicable to units outstanding .........     $ 17,389       $ 33,317       $ 27,509        $ 26,678
                                                           ========       ========       ========        ========
 Policy Owners' units ................................        1,117          2,128          1,657           1,895
 Depositor's units ...................................            0              0              0               0
                                                           --------       --------       --------        --------
  Units outstanding ..................................        1,117          2,128          1,657           1,895
                                                           ========       ========       ========        ========
  Accumulation unit value ............................     $  15.57       $  15.66       $  16.60        $  14.08
                                                           ========       ========       ========        ========

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS



                                                               WRL
                                                           GE/SCOTTISH                                           WRL
                                                            EQUITABLE           WRL              WRL         J.P. MORGAN
                                                          INTERNATIONAL          GE         THIRD AVENUE     REAL ESTATE
                                                              EQUITY        U.S. EQUITY         VALUE        SECURITIES
                                                            SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................           489             1,669             329             78
                                                                 ===             =====             ===             ==
  Cost ...............................................       $ 6,058          $ 24,322         $ 3,045         $  674
                                                             =======          ========         =======         ======
 Investment, at net asset value ......................       $ 6,985          $ 26,359         $ 3,435         $  632
 Transfers receivable from depositor .................            28                57               0              0
                                                             -------          --------         -------         ------
  Total assets .......................................         7,013            26,416           3,435            632
                                                             -------          --------         -------         ------
LIABILITIES:
 Accrued expenses ....................................             0                 0               0              0
 Transfers payable to depositor ......................             0                 0              24              5
                                                             -------          --------         -------         ------
  Total liabilities ..................................             0                 0              24              5
                                                             -------          --------         -------         ------
  Net assets .........................................       $ 7,013          $ 26,416         $ 3,411         $  627
                                                             =======          ========         =======         ======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................       $ 7,013          $ 26,416         $ 3,411         $  304
 Depositor's equity ..................................             0                 0               0            323
                                                             -------          --------         -------         ------
  Net assets applicable to units outstanding .........       $ 7,013          $ 26,416         $ 3,411         $  627
                                                             =======          ========         =======         ======
 Policy Owners' units ................................           475             1,468             322             38
 Depositor's units ...................................             0                 0               0             40
                                                             -------          --------         -------         ------
  Units outstanding ..................................           475             1,468             322             78
                                                             =======          ========         =======         ======
  Accumulation unit value ............................       $ 14.76          $  17.99         $ 10.59         $ 8.06
                                                             =======          ========         =======         ======

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS





                                                             WRL             WRL              WRL              WRL
                                                        GOLDMAN SACHS   GOLDMAN SACHS    T. ROWE PRICE    T. ROWE PRICE
                                                            GROWTH        SMALL CAP     DIVIDEND GROWTH     SMALL CAP
                                                          SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................          83              31               53               69
                                                                ==              ==               ==               ==
  Cost ...............................................     $   858         $   325           $  505          $   784
                                                           =======         =======           ======          =======
 Investment, at net asset value ......................     $   972         $   346           $  491          $   924
 Transfers receivable from depositor .................           5               0               10                1
                                                           -------         -------           ------          -------
  Total assets .......................................         977             346              501              925
                                                           -------         -------           ------          -------
LIABILITIES:
 Accrued expenses ....................................           0               0                0                0
 Transfers payable to depositor ......................           0               2                0                0
                                                           -------         -------           ------          -------
  Total liabilities ..................................           0               2                0                0
                                                           -------         -------           ------          -------
  Net assets .........................................     $   977         $   344           $  501          $   925
                                                           =======         =======           ======          =======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................     $   949         $   317           $  478          $   894
 Depositor's equity ..................................          28              27               23               31
                                                           -------         -------           ------          -------
  Net assets applicable to units outstanding .........     $   977         $   344           $  501          $   925
                                                           =======         =======           ======          =======
 Policy Owners' units ................................          84              28               52               72
 Depositor's units ...................................           3               3                3                3
                                                           -------         -------           ------          -------
  Units outstanding ..................................          87              31               55               75
                                                           =======         =======           ======          =======
  Accumulation unit value ............................     $ 11.29         $ 10.92           $ 9.16          $ 12.31
                                                           =======         =======           ======          =======

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS





                                                        WRL            WRL           WRL
                                                      SALOMON    PILGRIM BAXTER    DREYFUS
                                                      ALL CAP    MID CAP GROWTH    MID CAP
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .........................................         34            285            30
                                                           ==            ===            ==
  Cost ...........................................    $   365        $ 3,873       $   298
                                                      =======        =======       =======
 Investment, at net asset value ..................    $   383        $ 5,051       $   322
 Transfers receivable from depositor .............          0             14            15
                                                      -------        -------       -------
  Total assets ...................................        383          5,065           337
                                                      -------        -------       -------
LIABILITIES:
 Accrued expenses ................................          0              0             0
 Transfers payable to depositor ..................          0              0             0
                                                      -------        -------       -------
  Total liabilities ..............................          0              0             0
                                                      -------        -------       -------
  Net assets .....................................    $   383        $ 5,065       $   337
                                                      =======        =======       =======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...........................    $   356        $ 5,065       $   312
 Depositor's equity ..............................         27              0            25
                                                      -------        -------       -------
  Net assets applicable to units outstanding .....    $   383        $ 5,065       $   337
                                                      =======        =======       =======
 Policy Owners' units ............................         33            317            30
 Depositor's units ...............................          3              0             3
                                                      -------        -------       -------
  Units outstanding ..............................         36            317            33
                                                      =======        =======       =======
  Accumulation unit value ........................    $ 10.70        $ 15.98       $ 10.14
                                                      =======        =======       =======

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

                                                                     WRL             WRL            WRL           WRL
                                                                 J.P. MORGAN        AEGON          JANUS         JANUS
                                                                MONEY MARKET        BOND          GROWTH         GLOBAL
                                                                 SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
INVESTMENT INCOME:
 Dividend income ...........................................       $ 1,813        $  1,562      $  19,913      $       0
 Capital gain distributions ................................             0               0        215,100         29,152
                                                                   -------        --------      ---------      ---------
  Total investment income ..................................         1,813           1,562        235,013         29,152
EXPENSES:
 Mortality and expense risk ................................           339             233          8,918          2,614
                                                                   -------        --------      ---------      ---------
  Net investment income (loss) .............................         1,474           1,329        226,095         26,538
                                                                   -------        --------      ---------      ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .........             0             317         26,760          3,824
 Change in unrealized appreciation (depreciation) ..........             0          (2,644)       235,401        149,719
                                                                   -------        --------      ---------      ---------
  Net gain (loss) on investment securities .................             0          (2,327)       262,161        153,543
                                                                   -------        --------      ---------      ---------
   Net increase (decrease) in net assets resulting
     from operations .......................................       $ 1,474        $   (998)     $ 488,256      $ 180,081
                                                                   =======        ========      =========      =========

                                                                     WRL             WRL            WRL
                                                                    LKCM            VKAM           ALGER          WRL
                                                                  STRATEGIC       EMERGING      AGGRESSIVE       AEGON
                                                                TOTAL RETURN       GROWTH         GROWTH        BALANCED
                                                                 SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
INVESTMENT INCOME:
 Dividend income ...........................................      $  2,159       $   2,813      $  15,251       $  363
 Capital gain distributions ................................         6,826          82,040         22,784            0
                                                                  --------       ---------      ---------       ------
  Total investment income ..................................         8,985          84,853         38,035          363
EXPENSES:
 Mortality and expense risk ................................           913           3,146          2,069          150
                                                                  --------       ---------      ---------       ------
  Net investment income (loss) .............................         8,072          81,707         35,966          213
                                                                  --------       ---------      ---------       ------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .........         3,286          39,266          5,348          292
 Change in unrealized appreciation (depreciation) ..........          (461)        178,458         96,140         (187)
                                                                  --------       ---------      ---------       ------
  Net gain (loss) on investment securities .................         2,825         217,724        101,488          105
                                                                  --------       ---------      ---------       ------
   Net increase (decrease) in net assets resulting
     from operations .......................................      $ 10,897       $ 299,431      $ 137,454       $  318
                                                                  ========       =========      =========       ======

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS




                                                                    WRL
                                                                 FEDERATED         WRL            WRL            WRL
                                                                 GROWTH &      DEAN ASSET      C.A.S.E.          NWQ
                                                                  INCOME       ALLOCATION       GROWTH       VALUE EQUITY
                                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
INVESTMENT INCOME:
 Dividend income ...........................................     $  1,109      $   1,118        $ 2,613        $   219
 Capital gain distributions ................................          132            178              0            400
                                                                 --------      ---------        -------        -------
  Total investment income ..................................        1,241          1,296          2,613            619
EXPENSES:
 Mortality and expense risk ................................          150            342            211            240
                                                                 --------      ---------        -------        -------
  Net investment income (loss) .............................        1,091            954          2,402            379
                                                                 --------      ---------        -------        -------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .........            9            948            427            307
 Change in unrealized appreciation (depreciation) ..........       (2,087)        (4,362)         3,473            850
                                                                 --------      ---------        -------        -------
  Net gain (loss) on investment securities .................       (2,078)        (3,414)         3,900          1,157
                                                                 --------      ---------        -------        -------
   Net increase (decrease) in net assets resulting
     from operations .......................................     $   (987)     $  (2,460)       $ 6,302        $ 1,536
                                                                 ========      =========        =======        =======


                                                                     WRL
                                                                 GE/SCOTTISH                          WRL            WRL
                                                                  EQUITABLE           WRL            THIRD       J.P. MORGAN
                                                                INTERNATIONAL          GE           AVENUE       REAL ESTATE
                                                                    EQUITY        U.S. EQUITY        VALUE       SECURITIES
                                                                  SUBACCOUNT       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
INVESTMENT INCOME:
 Dividend income ...........................................       $    24          $   786         $   89         $   11
 Capital gain distributions ................................           358            1,131              0              0
                                                                   -------          -------         ------         ------
  Total investment income ..................................           382            1,917             89             11
EXPENSES:
 Mortality and expense risk ................................            57              187             28              5
                                                                   -------          -------         ------         ------
  Net investment income (loss) .............................           325            1,730             61              6
                                                                   -------          -------         ------         ------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .........           296              575           (126)           (75)
 Change in unrealized appreciation (depreciation) ..........           808              969            491             34
                                                                   -------          -------         ------         ------
  Net gain (loss) on investment securities .................         1,104            1,544            365            (41)
                                                                   -------          -------         ------         ------
   Net increase (decrease) in net assets resulting
     from operations .......................................       $ 1,429          $ 3,274         $  426         $  (35)
                                                                   =======          =======         ======         ======

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS





                                                                   WRL             WRL              WRL              WRL
                                                              GOLDMAN SACHS   GOLDMAN SACHS    T. ROWE PRICE    T. ROWE PRICE
                                                                  GROWTH        SMALL CAP     DIVIDEND GROWTH     SMALL CAP
                                                              SUBACCOUNT(1)   SUBACCOUNT(1)    SUBACCOUNT(1)    SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income ...........................................      $   0           $  15           $    0            $  29
 Capital gain distributions ................................          0               0                0                0
                                                                  -----           -----           ------            -----
  Total investment income ..................................          0              15                0               29
EXPENSES:
 Mortality and expense risk ................................          2               1                1                3
                                                                  -----           -----           ------            -----
  Net investment income (loss) .............................         (2)             14               (1)              26
                                                                  ------          -----           -------           -----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .........         (4)             (2)              (3)              22
 Change in unrealized appreciation (depreciation) ..........        114              22              (14)             140
                                                                  -----           -----           ------            -----
  Net gain (loss) on investment securities .................        110              20              (17)             162
                                                                  -----           -----           ------            -----
   Net increase (decrease) in net assets resulting
     from operations .......................................      $ 108           $  34           $  (18)           $ 188
                                                                  =====           =====           ======            =====


                                                             WRL              WRL             WRL
                                                           SALOMON      PILGRIM BAXTER      DREYFUS
                                                           ALL CAP      MID CAP GROWTH      MID CAP
                                                        SUBACCOUNT(1)    SUBACCOUNT(1)   SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income .....................................     $   12           $   13          $   0
 Capital gain distributions ..........................          0                0              0
                                                           ------           ------          -----
  Total investment income ............................         12               13              0
EXPENSES:
 Mortality and expense risk ..........................          1                8              1
                                                           ------           ------          -----
  Net investment income (loss) .......................         11                5             (1)
                                                           ------           ------          ------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities ...         (3)              91             (8)
 Change in unrealized appreciation (depreciation) ....         18            1,177             24
                                                           ------           ------          -----
  Net gain (loss) on investment securities ...........         15            1,268             16
                                                           ------           ------          -----
   Net increase (decrease) in net assets resulting
     from operations .................................     $   26           $1,273          $  15
                                                           ======           ======          =====

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS



                                                               WRL                      WRL
                                                           J.P. MORGAN                 AEGON
                                                          MONEY MARKET                  BOND
                                                           SUBACCOUNT                SUBACCOUNT
                                                    ------------------------- ------------------------
                                                          DECEMBER 31,              DECEMBER 31,
                                                    ------------------------- ------------------------
                                                        1999         1998         1999         1998
                                                    ------------ ------------ ------------ -----------
OPERATIONS:
 Net investment income (loss) .....................  $    1,474   $      919    $  1,329    $  1,002
 Net gain (loss) on investment securities .........           0            0      (2,327)        713
                                                     ----------   ----------    --------    --------
 Net increase (decrease) in net assets
  resulting from operations .......................       1,474          919        (998)      1,715
                                                     ----------   ----------    --------    --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........      38,977       12,763       7,560       9,472
                                                     ----------   ----------    --------    --------
 Less cost of units redeemed:
  Administrative charges ..........................       3,050        3,123       2,538       2,292
  Policy loans ....................................       1,775        1,163         954         594
  Surrender benefits ..............................       4,017        1,250         846         865
  Death benefits ..................................         115           10          29         159
                                                     ----------   ----------    --------    --------
                                                          8,957        5,546       4,367       3,910
                                                     ----------   ----------    --------    --------
  Increase (decrease) in net assets from
   capital unit transactions ......................      30,020        7,217       3,193       5,562
                                                     ----------   ----------    --------    --------
  Net increase (decrease) in net assets ...........      31,494        8,136       2,195       7,277
 Depositor's equity contribution
  (net redemption) ................................           0            0           0           0
NET ASSETS:
 Beginning of year ................................      24,576       16,440      24,934      17,657
                                                     ----------   ----------    --------    --------
 End of year ......................................  $   56,070   $   24,576    $ 27,129    $ 24,934
                                                     ==========   ==========    ========    ========
UNIT ACTIVITY:
 Units outstanding - beginning of year ............       1,460        1,020       1,090         836
 Units issued .....................................      18,474       11,339         883       1,030
 Units redeemed ...................................     (16,728)     (10,899)       (741)       (776)
                                                     ----------   ----------    --------    --------
 Units outstanding - end of year ..................       3,206        1,460       1,232       1,090
                                                     ==========   ==========    ========    ========



                                                                WRL
                                                               JANUS
                                                              GROWTH
                                                            SUBACCOUNT
                                                    ---------------------------
                                                           DECEMBER 31,
                                                    ---------------------------
                                                         1999          1998
                                                    -------------- ------------
OPERATIONS:
 Net investment income (loss) .....................  $   226,095    $   1,103
 Net gain (loss) on investment securities .........      262,161      295,459
                                                     -----------    ---------
 Net increase (decrease) in net assets
  resulting from operations .......................      488,256      296,562
                                                     -----------    ---------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........      192,993      140,684
                                                     -----------    ---------
 Less cost of units redeemed:
  Administrative charges ..........................       57,685       44,910
  Policy loans ....................................       33,172       18,083
  Surrender benefits ..............................       32,554       22,312
  Death benefits ..................................        1,908        4,185
                                                     -----------    ---------
                                                         125,319       89,490
                                                     -----------    ---------
  Increase (decrease) in net assets from
   capital unit transactions ......................       67,674       51,194
                                                     -----------    ---------
  Net increase (decrease) in net assets ...........      555,930      347,756
 Depositor's equity contribution
  (net redemption) ................................            0            0
NET ASSETS:
 Beginning of year ................................      798,027      450,271
                                                     -----------    ---------
 End of year ......................................  $ 1,353,957    $ 798,027
                                                     ===========    =========
UNIT ACTIVITY:
 Units outstanding - beginning of year ............        8,668        7,972
 Units issued .....................................        2,854        2,967
 Units redeemed ...................................       (2,229)      (2,271)
                                                     -----------    ---------
 Units outstanding - end of year ..................        9,293        8,668
                                                     ===========    =========

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                                                         WRL
                                                               WRL                      LKCM                       WRL
                                                              JANUS                   STRATEGIC                   VKAM
                                                             GLOBAL                 TOTAL RETURN             EMERGING GROWTH
                                                           SUBACCOUNT                SUBACCOUNT                SUBACCOUNT
                                                    ------------------------- ------------------------- -------------------------
                                                          DECEMBER 31,              DECEMBER 31,              DECEMBER 31,
                                                    ------------------------- ------------------------- -------------------------
                                                        1999         1998          1999         1998        1999         1998
                                                    ------------ ------------ ------------- ----------- ------------ ------------
OPERATIONS:
 Net investment income (loss) .....................  $  26,538    $   7,425     $   8,072    $  3,284    $  81,707    $   6,894
 Net gain (loss) on investment securities .........    153,543       38,427         2,825       4,347      217,724       59,514
                                                     ---------    ---------     ---------    --------    ---------    ---------
 Net increase (decrease) in net assets
  resulting from operations .......................    180,081       45,852        10,897       7,631      299,431       66,408
                                                     ---------    ---------     ---------    --------    ---------    ---------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........     81,308       72,962        11,792      24,191       94,168       64,824
                                                     ---------    ---------     ---------    --------    ---------    ---------
 Less cost of units redeemed:
  Administrative charges ..........................     25,132       19,369         8,436       7,696       25,202       19,612
  Policy loans ....................................      9,284        4,953         3,000       2,319       11,395        5,601
  Surrender benefits ..............................      8,537        5,662         3,136       2,587       11,025        7,688
  Death benefits ..................................        194          591           378       1,047          512          368
                                                     ---------    ---------     ---------    --------    ---------    ---------
                                                        43,147       30,575        14,950      13,649       48,134       33,269
                                                     ---------    ---------     ---------    --------    ---------    ---------
  Increase (decrease) in net assets from
   capital unit transactions ......................     38,161       42,387        (3,158)     10,542       46,034       31,555
                                                     ---------    ---------     ---------    --------    ---------    ---------
  Net increase (decrease) in net assets ...........    218,242       88,239         7,739      18,173      345,465       97,963
 Depositor's equity contribution
  (net redemption) ................................          0            0             0           0            0            0
NET ASSETS:
 Beginning of year ................................    233,256      145,017        98,926      80,753      262,665      164,702
                                                     ---------    ---------     ---------    --------    ---------    ---------
 End of year ......................................  $ 451,498    $ 233,256     $ 106,665    $ 98,926    $ 608,130    $ 262,665
                                                     =========    =========     =========    ========    =========    =========
UNIT ACTIVITY:
 Units outstanding - beginning of year ............     10,167        8,145         4,814       4,270        8,218        7,013
 Units issued .....................................      4,823        5,610         1,538       1,946        4,977        4,099
 Units redeemed ...................................     (3,385)      (3,588)       (1,678)     (1,402)      (3,838)      (2,894)
                                                     ---------    ---------     ---------    --------    ---------    ---------
 Units outstanding - end of year ..................     11,605       10,167         4,674       4,814        9,357        8,218
                                                     =========    =========     =========    ========    =========    =========

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS



                                                               WRL                      WRL                      WRL
                                                              ALGER                    AEGON                  FEDERATED
                                                        AGGRESSIVE GROWTH            BALANCED              GROWTH & INCOME
                                                           SUBACCOUNT               SUBACCOUNT               SUBACCOUNT
                                                    ------------------------- ----------------------- -------------------------
                                                          DECEMBER 31,             DECEMBER 31,             DECEMBER 31,
                                                    ------------------------- ----------------------- -------------------------
                                                        1999         1998         1999        1998        1999         1998
                                                    ------------ ------------ ----------- ----------- ------------ ------------
OPERATIONS:
 Net investment income (loss) .....................  $  35,966    $   7,851    $    213    $    227     $  1,091     $    644
 Net gain (loss) on investment securities .........    101,488       44,348         105         576       (2,078)        (269)
                                                     ---------    ---------    --------    --------     --------     --------
 Net increase (decrease) in net assets
  resulting from operations .......................    137,454       52,199         318         803         (987)         375
                                                     ---------    ---------    --------    --------     --------     --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........     74,699       53,159       5,997       5,658        5,627        8,963
                                                     ---------    ---------    --------    --------     --------     --------
 Less cost of units redeemed:
  Administrative charges ..........................     19,544       13,960       1,931       1,423        2,355        1,633
  Policy loans ....................................      8,193        3,522         429         279          346          218
  Surrender benefits ..............................      7,977        4,423         626         596          542          431
  Death benefits ..................................        118          248          10          15           55           72
                                                     ---------    ---------    --------    --------     --------     --------
                                                        35,832       22,153       2,996       2,313        3,298        2,354
                                                     ---------    ---------    --------    --------     --------     --------
  Increase (decrease) in net assets from
   capital unit transactions ......................     38,867       31,006       3,001       3,345        2,329        6,609
                                                     ---------    ---------    --------    --------     --------     --------
  Net increase (decrease) in net assets ...........    176,321       83,205       3,319       4,148        1,342        6,984
 Depositor's equity contribution
  (net redemption) ................................          0            0           0           0            0            0
NET ASSETS:
 Beginning of year ................................    177,857       94,652      14,864      10,716       16,047        9,063
                                                     ---------    ---------    --------    --------     --------     --------
 End of year ......................................  $ 354,178    $ 177,857    $ 18,183    $ 14,864     $ 17,389     $ 16,047
                                                     =========    =========    ========    ========     ========     ========
UNIT ACTIVITY:
 Units outstanding - beginning of year ............      6,669        5,230         990         756          976          563
 Units issued .....................................      3,640        3,797         637         578          714          966
 Units redeemed ...................................     (2,381)      (2,358)       (441)       (344)        (573)        (553)
                                                     ---------    ---------    --------    --------     --------     --------
 Units outstanding - end of year ..................      7,928        6,669       1,186         990        1,117          976
                                                     =========    =========    ========    ========     ========     ========

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS



                                                               WRL                      WRL                      WRL
                                                              DEAN                    C.A.S.E.                   NWQ
                                                        ASSET ALLOCATION               GROWTH                VALUE EQUITY
                                                           SUBACCOUNT                SUBACCOUNT               SUBACCOUNT
                                                    ------------------------- ------------------------ ------------------------
                                                          DECEMBER 31,              DECEMBER 31,             DECEMBER 31,
                                                    ------------------------- ------------------------ ------------------------
                                                        1999         1998         1999        1998         1999         1998
                                                    ------------ ------------ ----------- ------------ ------------ -----------
OPERATIONS:
 Net investment income (loss) .....................   $    954     $  3,419    $  2,402     $  1,475     $    379    $  2,021
 Net gain (loss) on investment securities .........     (3,414)      (1,087)      3,900       (1,114)       1,157      (4,683)
                                                      --------     --------    --------     --------     --------    --------
 Net increase (decrease) in net assets
  resulting from operations .......................     (2,460)       2,332       6,302          361        1,536      (2,662)
                                                      --------     --------    --------     --------     --------    --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........      1,729       13,703       7,781        8,731        3,283       6,086
                                                      --------     --------    --------     --------     --------    --------
 Less cost of units redeemed:
  Administrative charges ..........................      3,875        3,421       2,946        2,433        2,874       2,846
  Policy loans ....................................        991          748         668          520          713         643
  Surrender benefits ..............................        901          925         678          295          605         401
  Death benefits ..................................         89          160          12           60           32         165
                                                      --------     --------    --------     --------     --------    --------
                                                         5,856        5,254       4,304        3,308        4,224       4,055
                                                      --------     --------    --------     --------     --------    --------
  Increase (decrease) in net assets from
   capital unit transactions ......................     (4,127)       8,449       3,477        5,423         (941)      2,031
                                                      --------     --------    --------     --------     --------    --------
  Net increase (decrease) in net assets ...........     (6,587)      10,781       9,779        5,784          595        (631)
 Depositor's equity contribution
  (net redemption) ................................          0            0           0            0            0           0
NET ASSETS:
 Beginning of year ................................     39,904       29,123      17,730       11,946       26,083      26,714
                                                      --------     --------    --------     --------     --------    --------
 End of year ......................................   $ 33,317     $ 39,904    $ 27,509     $ 17,730     $ 26,678    $ 26,083
                                                      ========     ========    ========     ========     ========    ========
UNIT ACTIVITY:
 Units outstanding - beginning of year ............      2,383        1,867       1,417          969        1,982       1,916
 Units issued .....................................        937        1,377       1,347        1,317        1,296       1,748
 Units redeemed ...................................     (1,192)        (861)     (1,107)        (869)      (1,383)     (1,682)
                                                      --------     --------    --------     --------     --------    --------
 Units outstanding - end of year ..................      2,128        2,383       1,657        1,417        1,895       1,982
                                                      ========     ========    ========     ========     ========    ========


See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS



                                                              WRL                     WRL                     WRL
                                                     GE/SCOTTISH EQUITABLE            GE                 THIRD AVENUE
                                                     INTERNATIONAL EQUITY         U.S. EQUITY                VALUE
                                                          SUBACCOUNT              SUBACCOUNT              SUBACCOUNT
                                                    ----------------------- ----------------------- -----------------------
                                                         DECEMBER 31,            DECEMBER 31,            DECEMBER 31,
                                                    ----------------------- ----------------------- -----------------------
                                                        1999        1998        1999        1998        1999      1998(1)
                                                    ----------- ----------- ----------- ----------- ----------- -----------
OPERATIONS:
 Net investment income (loss) .....................   $   325     $   (32)   $  1,730    $    434     $    61     $   (11)
 Net gain (loss) on investment securities .........     1,104         369       1,544       1,411         365        (142)
                                                      -------     -------    --------    --------     -------     -------
 Net increase (decrease) in net assets
  resulting from operations .......................     1,429         337       3,274       1,845         426        (153)
                                                      -------     -------    --------    --------     -------     -------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........       761       3,972      12,169      10,178         730       2,932
                                                      -------     -------    --------    --------     -------     -------
 Less cost of units redeemed:
  Administrative charges ..........................       644         433       2,237         862         218         138
  Policy loans ....................................       101         196         422         159          52           8
  Surrender benefits ..............................       258          35         444         113          80          26
  Death benefits ..................................         1         107           8          63           3           0
                                                      -------     -------    --------    --------     -------     -------
                                                        1,004         771       3,111       1,197         353         172
                                                      -------     -------    --------    --------     -------     -------
  Increase (decrease) in net assets from
   capital unit transactions ......................      (243)      3,201       9,058       8,981         377       2,760
                                                      -------     -------    --------    --------     -------     -------
  Net increase (decrease) in net assets ...........     1,186       3,538      12,332      10,826         803       2,607
 Depositor's equity contribution
  (net redemption) ................................         0           0           0           0        (199)        200
NET ASSETS:
 Beginning of year ................................     5,827       2,289      14,084       3,258       2,807           0
                                                      -------     -------    --------    --------     -------     -------
 End of year ......................................   $ 7,013     $ 5,827    $ 26,416    $ 14,084     $ 3,411     $ 2,807
                                                      =======     =======    ========    ========     =======     =======
UNIT ACTIVITY:
 Units outstanding - beginning of year ............       489         215         919         259         304           0
 Units issued .....................................       672         767       1,292       1,266         258         495
 Units redeemed ...................................      (686)       (493)       (743)       (606)       (240)       (191)
                                                      -------     -------    --------    --------     -------     -------
 Units outstanding - end of year ..................       475         489       1,468         919         322         304
                                                      =======     =======    ========    ========     =======     =======


See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS



                                                            WRL
                                                        J.P. MORGAN            WRL             WRL              WRL
                                                        REAL ESTATE       GOLDMAN SACHS   GOLDMAN SACHS    T. ROWE PRICE
                                                         SECURITIES           GROWTH        SMALL CAP     DIVIDEND GROWTH
                                                         SUBACCOUNT         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                    -------------------- --------------- --------------- ----------------
                                                        DECEMBER 31,       DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                    -------------------- --------------- --------------- ----------------
                                                      1999     1998(1)       1999(1)         1999(1)          1999(1)
                                                    -------- ----------- --------------- --------------- ----------------
OPERATIONS:
 Net investment income (loss) .....................  $   6     $    (4)      $    (2)        $   14           $  (1)
 Net gain (loss) on investment securities .........    (41)       (112)          110             20             (17)
                                                     -----     -------       -------         ------           -----
 Net increase (decrease) in net assets
  resulting from operations .......................    (35)       (116)          108             34             (18)
                                                     -----     -------       -------         ------           -----
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........    (26)        472           871            295             499
                                                     -----     -------       -------         ------           -----
 Less cost of units redeemed:
  Administrative charges ..........................     19           4            18              5               2
  Policy loans ....................................      0          43             2              5               0
  Surrender benefits ..............................      1           0             7              0               3
  Death benefits ..................................      1           0             0              0               0
                                                     -----     -------       -------         ------           -----
                                                        21          47            27             10               5
                                                     -----     -------       -------         ------           -----
  Increase (decrease) in net assets from
   capital unit transactions ......................    (47)        425           844            285             494
                                                     -----     -------       -------         ------           -----
  Net increase (decrease) in net assets ...........    (82)        309           952            319             476
 Depositor's equity contribution
  (net redemption) ................................      0         400            25             25              25
NET ASSETS:
 Beginning of year ................................    709           0             0              0               0
                                                     -----     -------       -------         ------           -----
 End of year ......................................  $ 627     $   709       $   977         $  344           $ 501
                                                     =====     =======       =======         ======           =====
UNIT ACTIVITY:
 Units outstanding - beginning of year ............     84           0             0              0               0
 Units issued .....................................     67         113           106             41              65
 Units redeemed ...................................    (73)        (29)          (19)           (10)            (10)
                                                     -----     -------       -------         ------           -----
 Units outstanding - end of year ..................     78          84            87             31              55
                                                     =====     =======       =======         ======           =====


See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS



                                                            WRL               WRL               WRL              WRL
                                                       T. ROWE PRICE        SALOMON       PILGRIM BAXTER       DREYFUS
                                                         SMALL CAP          ALL CAP       MID CAP GROWTH       MID CAP
                                                         SUBACCOUNT       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                      ---------------   --------------   ----------------   -------------
                                                        DECEMBER 31,     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                      ---------------   --------------   ----------------   -------------
                                                          1999(1)           1999(1)           1999(1)          1999(1)
                                                      ---------------   --------------   ----------------   -------------
OPERATIONS:
 Net investment income (loss) .....................       $   26            $   11           $     5            $  (1)
 Net gain (loss) on investment securities .........          162                15             1,268               16
                                                          ------            ------           -------            -----
 Net increase (decrease) in net assets
  resulting from operations .......................          188                26             1,273               15
                                                          ------            ------           -------            -----
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........          727               344             3,885              297
                                                          ------            ------           -------            -----
 Less cost of units redeemed:
  Administrative charges ..........................           15                 9                37                0
  Policy loans ....................................            0                 3                18                0
  Surrender benefits ..............................            0                 0                30                0
  Death benefits ..................................            0                 0                 0                0
                                                          ------            ------           -------            -----
                                                              15                12                85                0
                                                          ------            ------           -------            -----
  Increase (decrease) in net assets from
   capital unit transactions ......................          712               332             3,800              297
                                                          ------            ------           -------            -----
  Net increase (decrease) in net assets ...........          900               358             5,073              312
 Depositor's equity contribution
  (net redemption) ................................           25                25                (8)              25
NET ASSETS:
 Beginning of year ................................            0                 0                 0                0
                                                          ------            ------           -------            -----
 End of year ......................................       $  925            $  383           $ 5,065            $ 337
                                                          ======            ======           =======            =====
UNIT ACTIVITY:
 Units outstanding - beginning of year ............            0                 0                 0                0
 Units issued .....................................          161                58               412               52
 Units redeemed ...................................          (86)              (22)              (95)             (19)
                                                          ------            ------           -------            -----
 Units outstanding - end of year ..................           75                36               317               33
                                                          ======            ======           =======            =====


See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT
FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED





                                                                     WRL J.P. MORGAN MONEY MARKET SUBACCOUNT
                                                     ------------------------------------------------------------------------
                                                                                   DECEMBER 31,
                                                     ------------------------------------------------------------------------
                                                          1999           1998           1997          1996          1995
                                                     -------------- -------------- ------------- ------------- --------------
Accumulation unit value, beginning of year .........    $  16.83      $   16.13       $ 15.45       $ 14.83      $   14.19
 Income from operations:
  Net investment income (loss) .....................        0.66           0.70          0.68          0.62           0.64
  Net realized and unrealized gain (loss) on
   investment ......................................        0.00           0.00          0.00          0.00           0.00
                                                        --------      ---------       -------       -------      ---------
   Net income (loss) from operations ...............        0.66           0.70          0.68          0.62           0.64
                                                        --------      ---------       -------       -------      ---------
Accumulation unit value, end of year ...............    $  17.49      $   16.83       $ 16.13       $ 15.45      $   14.83
                                                        ========      =========       =======       =======      =========
Total return .......................................        3.92 %         4.36 %        4.37 %        4.17 %         4.49 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........    $  56,070     $  24,576       $ 16,440      $ 12,740     $  10,759
 Ratio of net investment income (loss) to average
  net assets .......................................        3.87 %         4.24 %        4.28 %        4.07 %         4.37 %


                                                                             WRL AEGON BOND SUBACCOUNT
                                                      ------------------------------------------------------------------------
                                                                                    DECEMBER 31,
                                                      ------------------------------------------------------------------------
                                                            1999           1998          1997          1996           1995
                                                      --------------- ------------- ------------- -------------- -------------
 Accumulation unit value, beginning of year .........    $   22.89       $ 21.12       $ 19.53       $  19.67      $ 16.14
  Income from operations:
   Net investment income (loss) .....................         1.13          1.01          1.01           0.99          1.05
   Net realized and unrealized gain (loss) on
    investment ......................................        (2.01)         0.76          0.58          (1.13)         2.48
                                                         ---------       -------       -------       --------      --------
    Net income (loss) from operations ...............        (0.88)         1.77          1.59          (0.14)         3.53
                                                         ---------       -------       -------       --------      --------
 Accumulation unit value, end of year ...............    $   22.01       $ 22.89       $ 21.12       $  19.53      $  19.67
                                                         =========       =======       =======       ========      ========
 Total return .......................................        (3.81)%        8.34 %        8.18 %        (0.75)%       21.81 %
 Ratios and supplemental data:
  Net assets at end of year (in thousands) ..........    $   27,129      $ 24,934      $ 17,657      $  11,585     $  10,066
  Ratio of net investment income (loss) to average
   net assets .......................................         5.10 %        4.58 %        5.06 %         5.34 %        5.80 %

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED





                                                                             WRL JANUS GROWTH SUBACCOUNT
                                                     ---------------------------------------------------------------------------
                                                                                    DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                           1999            1998           1997           1996           1995
                                                     ---------------- -------------- -------------- -------------- -------------
Accumulation unit value, beginning of year .........    $    92.07       $  56.48       $  48.48       $  41.47      $  28.44
 Income from operations:
  Net investment income (loss) .....................         25.03           0.13           5.83           2.88          3.89
  Net realized and unrealized gain (loss) on
   investment ......................................         28.60          35.46           2.17           4.13          9.14
                                                        ----------       --------       --------       --------      --------
   Net income (loss) from operations ...............         53.63          35.59           8.00           7.01         13.03
                                                        ----------       --------       --------       --------      --------
Accumulation unit value, end of year ...............    $   145.70       $  92.07       $  56.48       $  48.48      $  41.47
                                                        ==========       ========       ========       ========      ========
Total return .......................................         58.25 %        63.01 %        16.50 %        16.91 %       45.81 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........    $ 1,353,957      $ 798,027      $ 450,271      $ 349,491     $ 262,467
 Ratio of net investment income (loss) to average
  net assets .......................................         22.67 %         0.19 %        10.84 %         6.41 %       11.05 %


                                                                             WRL JANUS GLOBAL SUBACCOUNT
                                                     ---------------------------------------------------------------------------
                                                                                    DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                           1999            1998           1997           1996           1995
                                                     ---------------- -------------- -------------- -------------- -------------
Accumulation unit value, beginning of year .........    $    22.94       $  17.80       $  15.13       $  11.95      $   9.80
 Income from operations:
  Net investment income (loss) .....................          2.44           0.82           2.30           1.50          0.45
  Net realized and unrealized gain (loss) on
   investment ......................................         13.53           4.32           0.37           1.68          1.70
                                                        ----------       --------       --------       --------      --------
   Net income (loss) from operations ...............         15.97           5.14           2.67           3.18          2.15
                                                        ----------       --------       --------       --------      --------
Accumulation unit value, end of year ...............    $    38.91       $  22.94       $  17.80       $  15.13      $  11.95
                                                        ==========       ========       ========       ========      ========
Total return .......................................         69.58 %        28.86 %        17.69 %        26.60 %       21.96 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........    $   451,498      $ 233,256      $ 145,017      $  83,159     $  37,049
 Ratio of net investment income (loss) to average
  net assets .......................................          9.07 %         3.92 %        13.39 %        11.09 %        4.25 %

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED





                                                                    WRL LKCM STRATEGIC TOTAL RETURN SUBACCOUNT
                                                     -------------------------------------------------------------------------
                                                                                   DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                          1999           1998           1997           1996           1995
                                                     -------------- -------------- -------------- -------------- -------------
Accumulation unit value, beginning of year .........    $  20.55       $  18.91       $  15.66       $  13.74       $ 11.12
 Income from operations:
  Net investment income (loss) .....................        1.68           0.71           1.56           0.82          0.68
  Net realized and unrealized gain (loss) on
   investment ......................................        0.59           0.93           1.69           1.10          1.94
                                                        --------       --------       --------       --------       -------
   Net income (loss) from operations ...............        2.27           1.64           3.25           1.92          2.62
                                                        --------       --------       --------       --------       -------
Accumulation unit value, end of year ...............    $  22.82       $  20.55       $  18.91       $  15.66       $ 13.74
                                                        ========       ========       ========       ========       =======
Total return .......................................       11.07 %         8.66 %        20.77 %        13.97 %       23.55 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........    $ 106,665      $  98,926      $  80,753      $  55,900      $ 39,648
 Ratio of net investment income (loss) to average
  net assets .......................................        7.93 %         3.67 %         8.89 %         5.76 %        5.47 %


                                                                        WRL VKAM EMERGING GROWTH SUBACCOUNT
                                                     -------------------------------------------------------------------------
                                                                                   DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                          1999           1998           1997           1996           1995
                                                     -------------- -------------- -------------- -------------- -------------
Accumulation unit value, beginning of year .........    $  31.96       $  23.48       $  19.51       $  16.56       $ 11.38
 Income from operations:
  Net investment income (loss) .....................        9.32           0.91           2.20           0.82          0.65
  Net realized and unrealized gain (loss) on
   investment ......................................       23.71           7.57           1.77           2.13          4.53
                                                        --------       --------       --------       --------       -------
   Net income (loss) from operations ...............       33.03           8.48           3.97           2.95          5.18
                                                        --------       --------       --------       --------       -------
Accumulation unit value, end of year ...............    $  64.99       $  31.96       $  23.48       $  19.51       $ 16.56
                                                        ========       ========       ========       ========       =======
Total return .......................................      103.33 %        36.11 %        20.37 %        17.82 %       45.49 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........    $ 608,130      $ 262,665      $ 164,702      $ 107,925      $ 67,905
 Ratio of net investment income (loss) to average
  net assets .......................................       23.19 %         3.44 %        10.18 %         4.51 %        4.66 %


See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED





                                                                     WRL ALGER AGGRESSIVE GROWTH SUBACCOUNT
                                                     -----------------------------------------------------------------------
                                                                                  DECEMBER 31,
                                                     -----------------------------------------------------------------------
                                                          1999           1998           1997          1996          1995
                                                     -------------- -------------- ------------- ------------- -------------
Accumulation unit value, beginning of year .........    $  26.67       $  18.10       $ 14.70       $ 13.43       $  9.82
 Income from operations:
  Net investment income (loss) .....................        4.90           1.33          1.75          0.36          0.37
  Net realized and unrealized gain (loss) on
   investment ......................................       13.10           7.24          1.65          0.91          3.24
                                                        --------       --------       -------       -------       -------
   Net income (loss) from operations ...............       18.00           8.57          3.40          1.27          3.61
                                                        --------       --------       -------       -------       -------
Accumulation unit value, end of year ...............    $  44.67       $  26.67       $ 18.10       $ 14.70       $ 13.43
                                                        ========       ========       =======       =======       =======
Total return .......................................       67.52 %        47.36 %       23.14 %        9.46 %       36.79 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........    $ 354,178      $ 177,857      $ 94,652      $ 54,408      $ 32,904
 Ratio of net investment income (loss) to average
  net assets .......................................       15.54 %         6.20 %       10.26 %        2.65 %        2.93 %


                                                                          WRL AEGON BALANCED SUBACCOUNT
                                                     -----------------------------------------------------------------------
                                                                                  DECEMBER 31,
                                                     -----------------------------------------------------------------------
                                                          1999           1998           1997          1996          1995
                                                     -------------- -------------- ------------- ------------- -------------
Accumulation unit value, beginning of year .........    $  15.02       $  14.17       $ 12.21       $ 11.13       $  9.37
 Income from operations:
  Net investment income (loss) .....................        0.19           0.25          1.55          0.36          0.37
  Net realized and unrealized gain (loss) on
   investment ......................................        0.12           0.60          0.41          0.72          1.39
                                                        --------       --------       -------       -------       -------
   Net income (loss) from operations ...............        0.31           0.85          1.96          1.08          1.76
                                                        --------       --------       -------       -------       -------
Accumulation unit value, end of year ...............    $  15.33       $  15.02       $ 14.17       $ 12.21       $ 11.13
                                                        ========       ========       =======       =======       =======
Total return .......................................        2.11 %         5.98 %       16.06 %        9.73 %       18.73 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........    $  18,183      $  14,864      $ 10,716      $  6,418      $  3,795
 Ratio of net investment income (loss) to average
  net assets .......................................        1.26 %         1.76 %       11.62 %        3.18 %        3.59 %

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED





                                                                   WRL FEDERATED GROWTH & INCOME SUBACCOUNT
                                                     --------------------------------------------------------------------
                                                                                 DECEMBER 31,
                                                     --------------------------------------------------------------------
                                                         1999          1998          1997          1996          1995
                                                     ------------ ------------- ------------- ------------- -------------
Accumulation unit value, beginning of year .........   $ 16.44       $ 16.09       $ 13.03       $ 11.77      $   9.49
 Income from operations:
  Net investment income (loss) .....................      1.05          0.77          2.61          0.76          0.49
  Net realized and unrealized gain (loss) on
   investment ......................................     (1.92)        (0.42)         0.45          0.50          1.79
                                                       -------       -------       -------       -------      --------
   Net income (loss) from operations ...............     (0.87)         0.35          3.06          1.26          2.28
                                                       -------       -------       -------       -------      --------
Accumulation unit value, end of year ...............   $ 15.57       $ 16.44       $ 16.09       $ 13.03      $  11.77
                                                       =======       =======       =======       =======      ========
Total return ....................................... (5.31)%            2.13 %       23.54 %       10.64 %       24.14 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........   $ 17,389      $ 16,047      $  9,063      $  5,501     $  2,631
 Ratio of net investment income (loss) to average
  net assets .......................................      6.51 %        4.83 %       18.50 %        6.38 %        4.57 %


                                                                     WRL DEAN ASSET ALLOCATION SUBACCOUNT
                                                     --------------------------------------------------------------------
                                                                                 DECEMBER 31,
                                                     --------------------------------------------------------------------
                                                         1999          1998          1997          1996        1995(1)
                                                     ------------ ------------- ------------- ------------- -------------
Accumulation unit value, beginning of year .........   $ 16.74       $ 15.60       $ 13.50       $ 11.90      $  10.00
 Income from operations:
  Net investment income (loss) .....................      0.41          1.58          1.20          0.53          0.61
  Net realized and unrealized gain (loss) on
   investment ......................................     (1.49)        (0.44)         0.90          1.07          1.29
                                                       -------       -------       -------       -------      --------
   Net income (loss) from operations ...............     (1.08)         1.14          2.10          1.60          1.90
                                                       -------       -------       -------       -------      --------
Accumulation unit value, end of year ...............   $ 15.66       $ 16.74       $ 15.60       $ 13.50      $  11.90
                                                       =======       =======       =======       =======      ========
Total return ....................................... (6.48)%            7.36 %       15.55 %       13.40 %       19.03 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........   $ 33,317      $ 39,904      $ 29,123      $ 17,946     $  9,446
 Ratio of net investment income (loss) to average
  net assets .......................................      2.50 %        9.69 %        8.14 %        4.35 %        5.47 %

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED





                                                                      WRL C.A.S.E. GROWTH SUBACCOUNT
                                                       -------------------------------------------------------------
                                                                               DECEMBER 31,
                                                       -------------------------------------------------------------
                                                            1999            1998            1997          1996(1)
                                                       -------------   -------------   -------------   -------------
Accumulation unit value, beginning of year .........      $ 12.51         $ 12.32         $ 10.81        $  10.00
 Income from operations:
  Net investment income (loss) .....................         1.52            1.24            1.51            0.37
  Net realized and unrealized gain (loss) on
   investment ......................................         2.57           (1.05)           0.00            0.44
                                                          -------         -------         -------        --------
   Net income (loss) from operations ...............         4.09            0.19            1.51            0.81
                                                          -------         -------         -------        --------
Accumulation unit value, end of year ...............      $ 16.60         $ 12.51         $ 12.32        $  10.81
                                                          =======         =======         =======        ========
Total return .......................................        32.65 %          1.56 %         14.00 %          8.09 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........      $ 27,509        $ 17,730        $ 11,946       $  4,466
 Ratio of net investment income (loss) to average
  net assets .......................................        10.16 %         10.21 %         12.65 %          6.11 %


                                                                     WRL NWQ VALUE EQUITY SUBACCOUNT
                                                       ------------------------------------------------------------
                                                                               DECEMBER 31,
                                                       ------------------------------------------------------------
                                                            1999           1998            1997          1996(1)
                                                       -------------   ------------   -------------   -------------
Accumulation unit value, beginning of year .........      $ 13.16        $ 13.94         $ 11.25        $  10.00
 Income from operations:
  Net investment income (loss) .....................         0.20           0.95            0.14            0.05
  Net realized and unrealized gain (loss) on
   investment ......................................         0.72          (1.73)           2.55            1.20
                                                          -------        -------         -------        --------
   Net income (loss) from operations ...............         0.92          (0.78)           2.69            1.25
                                                          -------        -------         -------        --------
Accumulation unit value, end of year ...............      $ 14.08        $ 13.16         $ 13.94        $  11.25
                                                          =======        =======         =======        ========
Total return .......................................         6.98 %    (5.63)%             23.93 %         12.51 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........      $ 26,678       $ 26,083        $ 26,714       $  8,887
 Ratio of net investment income (loss) to average
  net assets .......................................         1.42 %         6.84 %          1.05 %          0.77 %


See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED




                                                        WRL GE/SCOTTISH EQUITABLE
                                                     INTERNATIONAL EQUITY SUBACCOUNT           WRL GE U.S. EQUITY SUBACCOUNT
                                                  -------------------------------------- -----------------------------------------
                                                               DECEMBER 31,                            DECEMBER 31,
                                                  -------------------------------------- -----------------------------------------
                                                       1999         1998       1997(1)        1999          1998        1997(1)
                                                  ------------- ------------ ----------- ------------- ------------- -------------
Accumulation unit value, beginning of year ...... $ 11.92        $ 10.65      $ 10.00      $  15.33      $  12.59    $ 10.00
 Income from operations:
  Net investment income (loss) ..................   0.62          (0.09)       (0.03)         1.38          0.73       0.99
  Net realized and unrealized gain (loss) on
   investment ...................................   2.22           1.36         0.68          1.28          2.01       1.60
                                                  -------        --------     --------     --------      --------    -------
   Net income (loss) from operations ............   2.84           1.27         0.65          2.66          2.74       2.59
                                                  -------        --------     --------     --------      --------    -------
Accumulation unit value, end of year ............ $ 14.76        $ 11.92      $ 10.65      $  17.99      $  15.33    $ 12.59
                                                  =======        ========     ========     ========      ========    =======
Total return ....................................  23.84 %        11.84 %       6.54 %       17.35 %       21.78 %    25.89 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ....... $ 7,013        $ 5,827      $ 2,289      $ 26,416      $ 14,084    $ 3,258
 Ratio of net investment income (loss) to average
  net assets .................................... 5.09 %        (0.81)%      (0.28)%     8.27 %        5.30 %        8.28 %


                                                                   WRL                           WRL
                                                              THIRD AVENUE                   J.P. MORGAN
                                                                  VALUE                 REAL ESTATE SECURITIES
                                                               SUBACCOUNT                     SUBACCOUNT
                                                       ---------------------------   ----------------------------
                                                              DECEMBER 31,                   DECEMBER 31,
                                                       ---------------------------   ----------------------------
                                                            1999         1998(1)         1999          1998(1)
                                                       -------------   -----------   ------------   -------------
Accumulation unit value, beginning of year .........     $   9.23       $ 10.00        $  8.46      $ 10.00
 Income from operations:
  Net investment income (loss) .....................         0.19        (0.05)           0.07       (0.05)
  Net realized and unrealized gain (loss) on
   investment ......................................         1.17        (0.72)          (0.47)      (1.49)
                                                         --------       -------        -------      --------
   Net income (loss) from operations ...............         1.36        (0.77)          (0.40)      (1.54)
                                                         --------       -------        -------      --------
Accumulation unit value, end of year ...............     $  10.59       $  9.23        $  8.06      $  8.46
                                                         ========       =======        =======      ========
Total return .......................................        14.68 %      (7.67)%         (4.63)%    (15.44)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........     $  3,411       $ 2,807        $   627      $   709
 Ratio of net investment income (loss) to average
  net assets .......................................         1.98 %    (0.52)%            0.95%     (0.90)%

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED


                                                                                                 WRL
                                                             WRL               WRL          T. ROWE PRICE          WRL
                                                        GOLDMAN SACHS     GOLDMAN SACHS        DIVIDEND       T. ROWE PRICE
                                                            GROWTH          SMALL CAP           GROWTH          SMALL CAP
                                                          SUBACCOUNT        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                       ---------------   ---------------   ---------------   --------------
                                                         DECEMBER 31,      DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                                       ---------------   ---------------   ---------------   --------------
                                                           1999(1)           1999(1)           1999(1)           1999(1)
                                                       ---------------   ---------------   ---------------   --------------
Accumulation unit value, beginning of year .........       $ 10.00          $  10.00           $ 10.00          $  10.00
 Income from operations:
  Net investment income (loss) .....................         (0.05)             0.76             (0.04)             0.41
  Net realized and unrealized gain (loss) on
   investment ......................................          1.34              0.16             (0.80)             1.90
                                                           -------          --------           -------          --------
   Net income (loss) from operations ...............          1.29              0.92             (0.84)             2.31
                                                           -------          --------           -------          --------
Accumulation unit value, end of period .............       $ 11.29          $  10.92           $  9.16          $  12.31
                                                           =======          ========           =======          ========
Total return .......................................         12.91 %            9.23 %           (8.37)%           23.09 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........       $   944          $    344           $   501          $    925
 Ratio of net investment income (loss) to average
  net assets .......................................         (0.90)%           15.66 %           (0.90)%            8.13 %


                                                                               WRL
                                                             WRL             PILGRIM            WRL
                                                           SALOMON           BAXTER           DREYFUS
                                                           ALL CAP       MID CAP GROWTH       MID CAP
                                                         SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                       --------------   ----------------   -------------
                                                        DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                       --------------   ----------------   -------------
                                                           1999(1)           1999(1)          1999(1)
                                                       --------------   ----------------   -------------
Accumulation unit value, beginning of year .........      $ 10.00           $  10.00          $ 10.00
 Income from operations:
  Net investment income (loss) .....................         0.40               0.04            (0.04)
  Net realized and unrealized gain (loss) on
   investment ......................................         0.30               5.94             0.18
                                                          -------           --------          -------
   Net income (loss) from operations ...............         0.70               5.98             0.14
                                                          -------           --------          -------
Accumulation unit value, end of period .............      $ 10.70           $  15.98          $ 10.14
                                                          =======           ========          =======
Total return .......................................         7.02 %            59.78 %           1.44 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........      $   383           $  5,065          $   337
 Ratio of net investment income (loss) to average
  net assets .......................................         8.07 %             0.62 %          (0.90)%


See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS
AT DECEMBER 31, 1999

NOTE 1 -- ORGANIZATION AND SUMMARY OF
               SIGNIFICANT ACCOUNTING POLICIES

The WRL Series Life Account (the "Life Account"), was established as a variable life insurance separate account of Western Reserve Life Assurance Co. of Ohio ("WRL", or the "depositor") and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Life Account contains twenty-three investment options referred to as subaccounts. Each subaccount invests in the corresponding Portfolio of the WRL Series Fund, Inc. (collectively referred to as the "Fund" and individually as a "Portfolio"), a registered management investment company under the Investment Company Act of 1940, as amended.


The Fund has entered into annually renewable investment advisory agreements for each Portfolio with WRL Investment Management, Inc. ("WRL Management") as investment adviser. Costs incurred in connection with the advisory services rendered by WRL Management are paid by each Portfolio. WRL Management has entered into sub-advisory agreements with various management companies ("Sub-Advisers"), some of which are affiliates of WRL. Each Sub-Adviser is compensated directly by WRL Management.


Effective May 1, 1999 the names on the following subaccounts were changed:



SUBACCOUNT                                    FORMERLY
---------------------------------   ---------------------------
WRL J.P. Morgan Money Market        Money Market Subaccount
WRL AEGON Bond                      Bond Subaccount
WRL Janus Growth                    Growth Subaccount
WRL Janus Global                    Global Subaccount
WRL LKCM Strategic Total Return     Strategic Total Return
                                    Subaccount
WRL VKAM Emerging Growth            Emerging Growth Subaccount
WRL Alger Aggressive Growth         Aggressive Growth
                                    Subaccount
WRL AEGON Balanced                  Balanced Subaccount
WRL Federated Growth & Income       Growth & Income Subaccount
WRL Dean Asset Allocation           Tactical Asset Allocation
                                    Subaccount
WRL C.A.S.E. Growth                 C.A.S.E. Growth Subaccount
WRL NWQ Value Equity                Value Equity Subaccount
WRL GE/Scottish Equitable           International Equity
  International Equity              Subaccount
WRL GE U.S. Equity                  U.S. Equity Subaccount
WRL Third Avenue Value              Third Avenue Value
                                    Subaccount
WRL J.P. Morgan Real Estate         Real Estate Securities
  Securities                        Subaccount

The Financial Statements reflect a full twelve month period for each year reported on, except as follows:


SUBACCOUNT                                          INCEPTION DATE
------------------------------------------------   ---------------
WRL Dean Asset Allocation                              01/03/1995
WRL C.A.S.E. Growth                                    05/01/1996
WRL NWQ Value Equity                                   05/01/1996
WRL GE/Scottish Equitable International Equity         01/02/1997
WRL GE U.S. Equity                                     01/02/1997
WRL Third Avenue Value                                 01/02/1998
WRL J.P. Morgan Real Estate Securities                 05/01/1998
WRL Goldman Sachs Growth                               07/01/1999
WRL Goldman Sachs Small Cap                            07/01/1999
WRL T. Rowe Price Dividend Growth                      07/01/1999
WRL T. Rowe Price Small Cap                            07/01/1999
WRL Salomon All Cap                                    07/01/1999
WRL Pilgrim Baxter Mid Cap Growth                      07/01/1999
WRL Dreyfus Mid Cap                                    07/01/1999

On July 1, 1999, WRL made initial contributions totaling $175,000 to the Life Account. The respective amounts of the contributions and units received are as follows:


SUBACCOUNT                             CONTRIBUTION      UNITS
-----------------------------------   --------------   --------
WRL Goldman Sachs Growth              $ 25,000         2,500
WRL Goldman Sachs Small Cap             25,000         2,500
WRL T. Rowe Price Dividend Growth       25,000         2,500
WRL T. Rowe Price Small Cap             25,000         2,500
WRL Salomon All Cap                     25,000         2,500
WRL Pilgrim Baxter Mid Cap Growth       25,000         2,500
WRL Dreyfus Mid Cap                     25,000         2,500

The Life Account holds assets to support the benefits under certain flexible premium variable universal life insurance policies (the "Policies") issued by WRL. The Life Account's equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.


The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States, have been consistently applied in the preparation of the Life Account Financial Statements. The preparation of the Financial Statements required management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 1999

NOTE 1 -- (CONTINUED)

A. VALUATION OF INVESTMENTS AND SECURITIES TRANSACTIONS

Investments in the Fund's shares are valued at the closing net asset value ("NAV") per share of the underlying Portfolio, as determined by the Fund. Investment transactions are accounted for on the trade date at the Portfolio NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in, first-out basis.


B. FEDERAL INCOME TAXES

The operations of the Life Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code. Under the Internal Revenue Code law, the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to WRL. Accordingly, no provision for Federal income taxes has been made.


NOTE 2 -- CHARGES AND DEDUCTIONS


Charges are assessed by WRL in connection with the issuance and administration of the Policies.


A. POLICY CHARGES

Under some forms of the Policies, a sales charge and premium taxes are deducted by WRL prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply.


Under all forms of the Policy, monthly charges against policy cash values are made to compensate WRL for costs of insurance provided.


B. LIFE ACCOUNT CHARGES

A daily charge equal to an annual rate of .90 % of average daily net assets is assessed to compensate WRL for assumption of mortality and expense risks for administrative services in connection with issuance and administration of the Policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

NOTE 3 -- DIVIDEND DISTRIBUTIONS


Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Fund is reflected daily in the accumulation unit value used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Fund does not change either the accumulation unit value or equity values within the Life Account.


NOTE 4 -- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 1999 are as follows (in thousands):


                                             PURCHASES       PROCEEDS
                                                OF          FROM SALES
SUBACCOUNT                                  SECURITIES     OF SECURITIES
----------------------------------------   ------------   --------------
WRL J.P. Morgan Money Market               $ 133,389      $ 99,679
WRL AEGON Bond                                11,936         7,386
WRL Janus Growth                             329,222        36,072
WRL Janus Global                              71,976         7,800
WRL LKCM Strategic Total Return               14,849         9,892
WRL VKAM Emerging Growth                     188,708        61,487
WRL Alger Aggressive Growth                   83,923         9,614
WRL AEGON Balanced                             4,525         1,311
WRL Federated Growth & Income                  5,634         2,209
WRL Dean Asset Allocation                      4,351         7,517
WRL C.A.S.E. Growth                           10,787         4,903
WRL NWQ Value Equity                           6,846         7,419
WRL GE/Scottish Equitable
  International Equity                         5,739         5,682
WRL GE U.S. Equity                            13,901         3,164
WRL Third Avenue Value                         1,611         1,344
WRL J.P. Morgan Real Estate Securities           519           554
WRL Goldman Sachs Growth                         977           115
WRL Goldman Sachs Small Cap                      374            47
WRL T. Rowe Price Dividend Growth                543            35
WRL T. Rowe Price Small Cap                    1,428           666
WRL Salomon All Cap                              551           183
WRL Pilgrim Baxter Mid Cap Growth              4,402           620
WRL Dreyfus Mid Cap                              470           164

NOTE 5 -- FINANCIAL HIGHLIGHTS

Per unit information has been computed using average units outstanding throughout each period. Total return is not annualized for periods of less than one year. The ratio of net investment income (loss) to average net assets is annualized for periods of less than one year.

                        REPORT OF INDEPENDENT AUDITORS


The Board of Directors
Western Reserve Life Assurance Co. of Ohio

     We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (wholly owned indirectly by AEGON N.V.) as of December 31, 1999 and 1998, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1999. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X,
Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits. We did not audit the "Separate Account Assets" and "Separate Account Liabilities" in the statutory-basis balance sheets of the Company. The Separate Account financial statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Accounts, is based solely upon the reports of the other auditors.


     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.


     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.


     In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1999.


     However, in our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.


                                                  ERNST & YOUNG LLP


Des Moines, Iowa
February 18, 2000

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       BALANCE SHEETS -- STATUTORY BASIS
               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)





                                                                       DECEMBER 31
                                                              -----------------------------
                                                                   1999            1998
                                                              -------------   -------------
ADMITTED ASSETS
Cash and invested assets:
 Cash and short-term investments ..........................   $    23,932      $   73,808
 Bonds ....................................................       119,731         184,697
 Common stocks:
  Affiliated entities (cost: 1999 and 1998 - $243).........         2,156             704
  Other (cost: 1999 and 1998 - $302).......................           358             384
 Mortgage loans on real estate ............................         9,698           9,916
  Home office properties ..................................        34,066          34,583
  Investment properties ...................................        11,078          11,594
  Policy loans ............................................       182,975         112,982
  Other invested assets ...................................            --             396
                                                              -----------      ----------
Total cash and invested assets ............................       383,994         429,064
Premiums deferred and uncollected .........................           785             900
Accrued investment income .................................         1,638           2,867
Transfers from separate accounts due or accrued ...........       463,721         350,633
Cash surrender value of life insurance policies ...........        47,518          45,445
Other assets ..............................................         6,614           9,239
Separate account assets ...................................    11,587,982       6,999,290
                                                              -----------      ----------
Total admitted assets .....................................   $12,492,252      $7,837,438
                                                              ===========      ==========



SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


                       BALANCE SHEETS -- STATUTORY BASIS
                                  (CONTINUED)
               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)






                                                                                       DECEMBER 31
                                                                              -----------------------------
                                                                                   1999            1998
                                                                              --------------   ------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
 Aggregate reserves for policies and contracts:
  Life ....................................................................    $   302,138     $  231,596
  Annuity .................................................................        268,864        265,418
 Policy and contract claim reserves .......................................          9,269          9,233
 Other policyholders' funds ...............................................         38,633         38,080
 Remittances and items not allocated ......................................         20,686         20,569
 Federal income taxes payable .............................................          5,873          5,716
 Asset valuation reserve ..................................................          3,809          2,848
 Interest maintenance reserve .............................................          7,866          9,684
 Short-term note payable to affiliate .....................................         17,100         44,200
 Payable to affiliate .....................................................            964         37,907
 Other liabilities ........................................................         49,478         31,151
 Separate account liabilities .............................................     11,582,656      6,997,456
                                                                               -----------     ----------
Total liabilities .........................................................     12,307,336      7,693,858
Commitments and contingencies (NOTE 11) ...................................
Capital and surplus:
 Common stock, $1.00 par value, 3,000,000 shares authorized and
   2,500,000 shares issued and outstanding at December 31, 1999 and
   1,500,000 shares authorized, issued and outstanding at December 31, 1998          2,500          1,500
 Paid-in surplus ..........................................................        120,107        120,107
 Unassigned surplus .......................................................         62,309         21,973
                                                                               -----------     ----------
Total capital and surplus .................................................        184,916        143,580
                                                                               -----------     ----------
Total liabilities and capital and surplus .................................    $12,492,252     $7,837,438
                                                                               ===========     ==========



SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)






                                                                                       YEAR ENDED DECEMBER 31
                                                                            --------------------------------------------
                                                                                 1999            1998           1997
                                                                            -------------   -------------   ------------
Revenues:
 Premiums and other considerations, net of reinsurance:
  Life ..................................................................    $  584,729      $  476,053      $  394,370
  Annuity ...............................................................     1,104,525         794,841         822,149
 Net investment income ..................................................        39,589          36,315          40,013
 Amortization of interest maintenance reserve ...........................         1,751             744           1,576
 Commissions and expense allowances on reinsurance ceded ................         4,178          15,333              11
 Income from fees associated with investment management,
   administration and contract guarantees for separate accounts .........        19,620          72,817              --
 Other income ...........................................................        44,366          67,751           3,016
                                                                             ----------      ----------      ----------
                                                                              1,798,758       1,463,854       1,261,135
Benefits and expenses:
 Benefits paid or provided for:
  Life ..................................................................        35,591          42,982          28,060
  Surrender benefits ....................................................       689,535         551,528         431,939
  Other benefits ........................................................        32,201          31,280          28,112
  Increase (decrease) in aggregate reserves for policies and contracts:
   Life .................................................................        70,542          42,940          29,485
   Annuity ..............................................................         3,446         (30,872)        (35,940)
   Other ................................................................          (121)         32,178             794
                                                                             ----------      ----------      ----------
                                                                                831,194         670,036         482,450
Insurance expenses:
 Commissions ............................................................       246,334         205,939         179,106
 General insurance expenses .............................................       112,536         102,611          70,546
 Taxes, licenses and fees ...............................................        19,019          15,545          13,101
 Net transfers to separate accounts .....................................       540,443         475,435         519,214
 Other expenses .........................................................            --              59              21
                                                                             ----------      ----------      ----------
                                                                                918,332         799,589         781,988
                                                                             ----------      ----------      ----------
                                                                              1,749,526       1,469,625       1,264,438
                                                                             ----------      ----------      ----------
Gain (loss) from operations before federal income tax expense
  (benefit) and net realized capital gains
  (losses) on investments ...............................................        49,232          (5,771)         (3,303)
Federal income tax expense (benefit) ....................................        11,816            (347)            469
                                                                             ----------      ----------      ----------
Gain (loss) from operations before net realized capital gains (losses)
  on investments ........................................................        37,416          (5,424)         (3,772)
Net realized capital gains (losses) on investments
  (net of related federal income taxes and amounts transferred to
  interest maintenance reserve) .........................................          (716)          1,494             747
                                                                             ----------      ----------      ----------
Net income (loss) .......................................................    $   36,700      $   (3,930)     $   (3,025)
                                                                             ==========      ==========      ==========



SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


        STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)






                                                                                                    TOTAL
                                                         COMMON      PAID-IN      UNASSIGNED     CAPITAL AND
                                                          STOCK      SURPLUS        SURPLUS        SURPLUS
                                                        --------   -----------   ------------   ------------
Balance at January 1, 1997 ..........................    $1,500     $ 68,015       $ 26,041       $ 95,556
 Net loss ...........................................        --           --         (3,025)        (3,025)
 Change in non-admitted assets ......................        --           --           (702)          (702)
 Change in asset valuation reserve ..................        --           --          3,274          3,274
 Change in surplus in separate accounts .............        --           --         (2,115)        (2,115)
 Change in reserve valuation ........................        --           --         (1,872)        (1,872)
 Capital contribution ...............................        --       20,000             --         20,000
 Tax effect of capital loss carry-forward utilized by
   affiliates .......................................        --           --          3,747          3,747
                                                         ------     --------       --------       --------
Balance at December 31, 1997 ........................     1,500       88,015         25,348        114,863
 Net loss ...........................................        --           --         (3,930)        (3,930)
 Change in net unrealized capital gains .............        --           --            248            248
 Change in non-admitted assets ......................        --           --         (1,815)        (1,815)
 Change in asset valuation reserve ..................        --           --           (412)          (412)
 Change in surplus in separate accounts .............        --           --           (341)          (341)
 Change in reserve valuation ........................        --           --         (2,132)        (2,132)
 Capital contribution ...............................        --       32,092             --         32,092
 Settlement of prior period tax returns .............        --           --            353            353
 Tax benefits on stock options exercised ............        --           --          4,654          4,654
                                                         ------     --------       --------       --------
Balance at December 31, 1998 ........................     1,500      120,107         21,973        143,580
Net income ..........................................        --           --         36,700         36,700
 Change in net unrealized capital gains .............        --           --          1,421          1,421
 Change in non-admitted assets ......................        --           --            703            703
 Change in asset valuation reserve ..................        --           --           (961)          (961)
 Change in surplus in separate accounts .............        --           --            451            451
 Transfer from unassigned surplus to common
   stock (stock dividend) ...........................     1,000           --         (1,000)            --
 Settlement of prior period tax returns .............        --           --          1,000          1,000
 Tax benefits on stock options exercised ............        --           --          2,022          2,022
                                                         ------     --------       --------       --------
Balance at December 31, 1999 ........................    $2,500     $120,107       $ 62,309       $184,916
                                                         ======     ========       ========       ========



SEE ACCOMPANYING NOTES.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                   STATEMENTS OF CASH FLOWS -- STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)





                                                                              YEAR ENDED DECEMBER 31
                                                                   ---------------------------------------------
                                                                        1999            1998            1997
                                                                   -------------   -------------   -------------
OPERATING ACTIVITIES
Premiums and other considerations, net of reinsurance ..........    $1,738,870      $1,356,732      $1,223,898
Net investment income ..........................................        44,235          38,294          43,802
Life and accident and health claims ............................       (35,872)        (44,426)        (26,005)
Surrender benefits and other fund withdrawals ..................      (689,535)       (551,528)       (431,939)
Other benefits to policyholders ................................       (32,642)        (31,231)        (28,147)
Commissions, other expenses and other taxes ....................      (382,372)       (326,080)       (262,901)
Net transfers to separate accounts .............................      (628,762)       (461,982)       (596,347)
Federal income taxes received (paid) ...........................        (9,637)         11,956           5,006
Interest paid ..................................................            --              --            (731)
Other, net .....................................................       (21,054)         (7,109)        (14,901)
                                                                    ----------      ----------      ----------
Net cash used in operating activities ..........................       (16,769)        (15,374)        (88,265)
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
 Bonds and preferred stocks ....................................       114,177         143,449         146,963
 Mortgage loans on real estate .................................           212             221           2,116
 Other .........................................................            18              --              --
                                                                       114,407         143,670         149,079
Cost of investments acquired
 Bonds and preferred stocks ....................................       (49,279)        (68,202)        (40,418)
 Common stocks .................................................            --             (93)           (150)
 Mortgage loans on real estate .................................            (1)         (5,313)           (891)
 Real estate ...................................................          (286)        (26,213)        (12,002)
 Policy loans ..................................................       (69,993)        (36,241)        (24,137)
 Other .........................................................          (855)           (414)             --
                                                                    ----------      ----------      ----------
                                                                      (120,414)       (136,476)        (77,598)
Net cash provided by (used in) investing activities ............        (6,007)          7,194          71,481
FINANCING ACTIVITIES
Issuance (payment) of short-term note payable to
  affiliate, net ...............................................       (27,100)         36,000           8,200
Capital contribution ...........................................            --          32,092          20,000
                                                                    ----------      ----------      ----------
Net cash provided by (used in) financing activities ............       (27,100)         68,092          28,200
                                                                    ----------      ----------      ----------
Increase (decrease) in cash and short-term investments .........       (49,876)         59,912          11,416
Cash and short-term investments at beginning of year ...........        73,808          13,896           2,480
                                                                    ----------      ----------      ----------
Cash and short-term investments at end of year .................    $   23,932      $   73,808      $   13,896
                                                                    ==========      ==========      ==========



SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


                NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS
                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



ORGANIZATION


     Western Reserve Life Assurance Co. of Ohio ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.


NATURE OF BUSINESS



     The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance written and a substantial portion of new annuities written is done through one marketing organization; the Company expects to maintain this relationship for the foreseeable future.


BASIS OF PRESENTATION



     The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.


     The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio ("Insurance Department"), which practices differ from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are expensed as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding asset or

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

liability rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement amounts and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) potential declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability), changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to unassigned surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of the entire premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid rather than accrued and expensed during the periods in which the employers provide service; (l) stock options settled in cash are recorded as an expense of the Company's indirect parent rather than charged to current operations; (m) adjustments to federal income taxes of prior years are charged or credited directly to unassigned surplus, rather than reported as a component of income tax expense in the statement of operations; and (n) the financial statements of wholly-owned affiliates are not consolidated with those of the Company. The effects of these variances have not been determined by the Company, but are presumed to be material.


     In 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of Ohio must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time it is unclear whether the State of Ohio will adopt Codification. However, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

     Other significant statutory accounting practices are as follows:


CASH AND CASH EQUIVALENTS



     For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturities of one year or less when purchased to be cash equivalents.


INVESTMENTS


     Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market, and the related unrealized capital gains/(losses) are reported in unassigned surplus without any adjustment for federal income taxes. Common stocks of the Company's wholly-owned affiliates are recorded at the equity in net assets. Home office and investment properties are reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other "admitted assets" are valued, principally at cost, as required or permitted by Ohio Insurance Laws.


     Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.


     During 1999, 1998 and 1997, net realized capital gains (losses) of $(67), $1,294 and $3,259, respectively, were credited to the IMR rather than being immediately

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

recognized in the statements of operations. Amortization of these net gains aggregated $1,751, $744 and $1,576 for the years ended December 31, 1999, 1998 and 1997, respectively.



     Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. No investment income due and accrued has been excluded for the years ended December 31, 1999, 1998 and 1997, with respect to such practices.


AGGREGATE RESERVES FOR POLICIES


     Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.


     The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from
2.25 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.


     Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 5.75 to 8.75 percent and mortality rates, where appropriate, from a variety of tables.


POLICY AND CONTRACT CLAIM RESERVES


     Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)


SEPARATE ACCOUNTS



     Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholders. The Company received variable contract premiums of $1,675,642, $1,240,858 and $1,164,013 in 1999, 1998 and
1997, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contractholders have no claim against the assets of the general account.


STOCK OPTION PLAN


     AEGON N.V. sponsors a stock option plan for eligible employees of the Company. Under this plan, certain employees have indicated a preference to immediately sell shares received as a result of their exercise of the stock options; in these situations, AEGON N.V. has settled such options in cash rather than issuing stock to these employees. These cash settlements are paid by the Company, and AEGON N.V. subsequently reimburses the Company for such payments. Under statutory accounting principles, the Company does not record any expense related to this plan, as the expense is recognized by AEGON N.V. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.


RECLASSIFICATIONS



     Certain reclassifications have been made to the 1998 and 1997 financial statements to conform to the 1999 presentation.


2. FAIR VALUES OF FINANCIAL INSTRUMENTS


     Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


2. FAIR VALUES OF FINANCIAL INSTRUMENTS--(CONTINUED)

techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement of Financial Accounting Standards No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.


     The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:



     CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.




     INVESTMENT SECURITIES: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or (in the case of private placements) are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.


     MORTGAGE LOANS AND POLICY LOANS: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.


     INVESTMENT CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.



     Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


2. FAIR VALUES OF FINANCIAL INSTRUMENTS--(CONTINUED)
     The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107:



                                                               DECEMBER 31
                                          -----------------------------------------------------
                                                     1999                       1998
                                          --------------------------- -------------------------
                                             CARRYING                   CARRYING
                                              AMOUNT      FAIR VALUE     AMOUNT     FAIR VALUE
                                          ------------- ------------- ------------ ------------
    ADMITTED ASSETS
    Cash and short-term investments .....  $    23,932   $    23,932   $   73,808   $   73,808
    Bonds ...............................      119,731       119,076      184,697      192,556
    Common stocks, other than affiliates           358           358          384          384
    Mortgage loans on real estate .......        9,698         9,250        9,916       10,390
    Policy loans ........................      182,975       182,975      112,982      112,982
    Separate account assets .............   11,587,982    11,587,982    6,999,290    6,999,290
    LIABILITIES
    Investment contract liabilities .....      301,403       294,342      297,349      294,105
    Separate account annuities ..........    8,271,548     8,079,141    5,096,680    5,038,296

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999

3. INVESTMENTS



     The carrying amount and estimated fair value of investments in debt securities are as follows:


                                                                      GROSS        GROSS     ESTIMATED
                                                        CARRYING   UNREALIZED   UNREALIZED     FAIR
                                                         AMOUNT       GAINS       LOSSES       VALUE
                                                       ---------- ------------ ------------ ----------
     DECEMBER 31, 1999
     Bonds:
      United States Government and agencies ..........  $  4,755     $    4       $   66     $  4,693
      State, municipal and other government ..........     2,185         12           --        2,197
      Public utilities ...............................    13,134        129          368       12,895
      Industrial and miscellaneous ...................    52,997      1,213        1,208       53,002
      Mortgage and other asset-backed securities .....    46,660        480          851       46,289
                                                        --------     ------       ------     --------
     Total bonds .....................................  $119,731     $1,838       $2,493     $119,076
                                                        ========     ======       ======     ========
     DECEMBER 31, 1998
     Bonds: ..........................................
      United States Government and agencies ..........  $  4,749     $   83       $   --     $  4,832
      State, municipal and other government ..........     3,234        117           --        3,351
      Public utilities ...............................    18,792        818          251       19,359
      Industrial and miscellaneous ...................    96,332      6,685          577      102,440
      Mortgage and other asset-backed securities .....    61,590      1,235          251       62,574
                                                        --------     ------       ------     --------
     Total bonds .....................................  $184,697     $8,938       $1,079     $192,556
                                                        ========     ======       ======     ========



     The carrying amount and fair value of bonds at December 31, 1999 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.



                                                                          ESTIMATED
                                                             CARRYING       FAIR
                                                              AMOUNT        VALUE
                                                            ----------   ----------
     Due in one year or less ............................    $ 10,521     $ 10,560
     Due one through five years .........................      32,248       31,993
     Due five through ten years .........................      17,342       17,104
     Due after ten years ................................      12,960       13,130
                                                             --------     --------
                                                               73,071       72,787
     Mortgage and other asset-backed securities .........      46,660       46,289
                                                             --------     --------
                                                             $119,731     $119,076
                                                             ========     ========

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


3. INVESTMENTS--(CONTINUED)

     A detail of net investment income is presented below:




                                                     YEAR ENDED DECEMBER 31
                                              ------------------------------------
                                                 1999         1998         1997
                                              ----------   ----------   ----------
     Interest on bonds ....................    $ 12,094     $ 17,150     $ 25,723
     Dividends on equity investments from
      subsidiaries ........................      18,555       13,233       10,855
     Interest on mortgage loans ...........         746          499          478
     Rental income on real estate .........       5,794        2,839        1,371
     Interest on policy loans .............       9,303        6,241        4,656
     Other investment income ..............         414          540           26
                                               --------     --------     --------
     Gross investment income ..............      46,906       40,502       43,109
     Investment expenses ..................      (7,317)      (4,187)      (3,096)
                                               --------     --------     --------
     Net investment income ................    $ 39,589     $ 36,315     $ 40,013
                                               ========     ========     ========



     Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:



                                               YEAR ENDED DECEMBER 31
                                       ---------------------------------------
                                           1999          1998          1997
                                       -----------   -----------   -----------
     Proceeds ......................    $114,177      $143,449      $146,963
                                        ========      ========      ========
     Gross realized gains ..........    $  1,762      $  4,641      $  3,921
     Gross realized losses .........       1,709           899           626
                                        --------      --------      --------
     Net realized gains ............    $     53      $  3,742      $  3,295
                                        ========      ========      ========



     At December 31, 1999, bonds with an aggregate carrying value of $4,152 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


3. INVESTMENTS--(CONTINUED)

     Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:




                                                                        REALIZED
                                                          -------------------------------------
                                                                 YEAR ENDED DECEMBER 31
                                                          -------------------------------------
                                                             1999         1998          1997
                                                          ---------   -----------   -----------
     Debt securities ..................................    $   53      $  3,742      $  3,295
     Other invested assets ............................        18           (18)           --
                                                           ------      --------      --------
                                                               71         3,724         3,295
     Tax expense ......................................      (854)         (936)         (711)
     Transfer to interest maintenance reserve .........        67        (1,294)       (3,259)
                                                           ------      --------      --------
     Net realized gains (losses) ......................    $ (716)     $  1,494      $    747
                                                           ======      ========      ========




                                                                           CHANGES IN UNREALIZED
                                                                  ----------------------------------------
                                                                           YEAR ENDED DECEMBER 31
                                                                  ----------------------------------------
                                                                      1999           1998          1997
                                                                  ------------   ------------   ----------
     Debt securities ..........................................     $ (8,514)      $ (3,985)      $ (896)
     Common stocks ............................................        1,426            248           --
                                                                    --------       --------       ------
     Change in unrealized appreciation (depreciation) .........     $ (7,088)      $  (3737)      $ (896)
                                                                    ========       ========       ======



     Gross unrealized gains (losses) on common stocks were as follows:




                                          UNREALIZED
                                      -------------------
                                          DECEMBER 31
                                      -------------------
                                         1999       1998
                                      ---------   -------
     Unrealized gains .............    $1,995      $ 579
     Unrealized losses ............       (26)       (36)
                                       ------      -----
     Net unrealized gains .........    $1,969      $ 543
                                       ======      =====



     During 1999, the Company did not issue any mortgage loans. The Company requires all mortgagees to carry fire insurance equal to the value of the underlying property.



     During 1999, 1998 and 1997, no mortgage loans were foreclosed and transferred to real estate. During 1999 and 1998, the Company held a mortgage loan loss reserve in the asset valuation reserve of $110 and $112, respectively.



     At December 31, 1999, the Company had no investments (excluding U. S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve, collectively.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999
4. REINSURANCE


     The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.



                                                YEAR ENDED DECEMBER 31
                                     ---------------------------------------------
                                          1999            1998            1997
                                     -------------   -------------   -------------
     Direct premiums .............    $1,748,265      $1,345,752      $1,219,271
     Reinsurance assumed .........            --             461           2,389
     Reinsurance ceded ...........       (59,011)        (75,319)         (5,141)
                                      ----------      ----------      ----------
     Net premiums earned .........    $1,689,254      $1,270,894      $1,216,519
                                      ==========      ==========      ==========



     The Company received reinsurance recoveries in the amount of $4,916, $5,260 and $2,288 during 1999, 1998 and 1997, respectively. At December 31, 1999 and 1998, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $1,557 and $1,003, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1999 and 1998 of $3,487 and $2,849, respectively.


5.  INCOME TAXES



     For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


5.  INCOME TAXES--(CONTINUED)
     Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and realized capital gains (losses) on investments for the following reasons:



                                                                                  YEAR ENDED DECEMBER 31
                                                                        ------------------------------------------
                                                                            1999           1998           1997
                                                                        ------------   ------------   ------------
     Computed tax (benefit) at federal statutory rate (35%) .........    $  17,231       $ (2,019)      $ (1,156)
     Deferred acquisition costs -- tax basis ........................       11,344          9,672          9,164
     Tax reserve valuation ..........................................       (2,272)         1,513           (194)
     Excess tax depreciation ........................................         (727)          (442)          (127)
     Amortization of IMR ............................................         (613)          (260)          (552)
     Dividend received deduction ....................................      (10,784)        (6,657)        (5,326)
     Prior year over-accrual ........................................       (3,167)        (2,322)        (1,541)
     Other, net .....................................................          804            168            201
                                                                         ---------       --------       --------
     Federal income tax expense (benefit) ...........................    $  11,816       $   (347)      $    469
                                                                         =========       ========       ========



     Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to realized gains (losses) due to the differences in book and tax asset bases at the time certain investments are sold.



     Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation, but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($293 at December 31, 1999). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $103.


     At December 31, 1996, the Company had capital loss carryforwards of approximately $10,705, which were utilized by the Company's affiliates in the consolidated tax return filing in 1997. This transaction resulted in a receipt from the Company's affiliate of $3,747, which was credited directly to unassigned surplus.



     In 1999, the Company received $1,000 from its former parent, an unaffiliated company, for reimbursement of prior period tax payments made by the Company but owed by the former parent. In 1998, the Company reached a final settlement with the

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


5.  INCOME TAXES--(CONTINUED)

Internal Revenue Service for 1994 and 1995 resulting in a tax refund of $300 and interest received of $53. Tax settlements for 1999 and 1998 were credited directly to unassigned surplus.



6. POLICY AND CONTRACT ATTRIBUTES


     A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts, that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:




                                                                           DECEMBER 31
                                                      ------------------------------------------------------
                                                                 1999                        1998
                                                      --------------------------   -------------------------
                                                                        PERCENT                     PERCENT
                                                          AMOUNT       OF TOTAL        AMOUNT       OF TOTAL
                                                      -------------   ----------   -------------   ---------
     Subject to discretionary withdrawal with
      market value adjustment .....................    $   12,534           0%      $   12,810          0%
     Subject to discretionary withdrawal at book
      value less surrender charge .................        73,903           1           76,289          1
     Subject to discretionary withdrawal at market
      value .......................................     8,271,441          96        5,096,680         94
     Subject to discretionary withdrawal at book
      value (minimal or no charges or
      adjustments) ................................       217,372           3          210,270          4
     Not subject to discretionary withdrawal
      provision ...................................        15,433           0           15,681          1
                                                       ----------          --       ----------         --
                                                        8,590,683         100%       5,411,730        100%
                                                                          ===                         ===
     Less reinsurance ceded .......................         1,581                        1,131
                                                       ----------                   ----------
     Total policy reserves on annuities and deposit
      fund liabilities ............................    $8,589,102                   $5,410,599
                                                       ==========                   ==========

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


6. POLICY AND CONTRACT ATTRIBUTES--(CONTINUED)

     A reconciliation of the amounts transferred to and from the separate accounts is presented below:



                                                                   YEAR ENDED DECEMBER 31
                                                        ---------------------------------------------
                                                             1999            1998            1997
                                                        -------------   -------------   -------------
     Transfers as reported in the summary of
       operations of the separate accounts statement:
     Transfers to separate accounts .................    $1,675,642      $1,240,858      $1,164,013
     Transfers from separate accounts ...............     1,056,207         774,690         646,477
                                                         ----------      ----------      ----------
     Net transfers to separate accounts .............       619,435         466,168         517,536
     Reconciling adjustments -- change in accruals
       for investment management, administration
       fees and contract guarantees, reinsurance and
       separate account surplus .....................       (78,992)          9,267           1,678
                                                         ----------      ----------      ----------
     Transfers as reported in the summary of
       operations of the life, accident and health
       annual statement .............................    $  540,443      $  475,435      $  519,214
                                                         ==========      ==========      ==========



     Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1999 and 1998, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:




                                                    GROSS      LOADING      NET
                                                  ---------   ---------   -------
     DECEMBER 31, 1999
     Ordinary direct renewal business .........    $1,017        $232      $785
                                                   ------        ----      ----
                                                   $1,017        $232      $785
                                                   ======        ====      ====
     DECEMBER 31, 1998
     Ordinary direct renewal business .........    $1,101        $201      $900
                                                   ------        ----      ----
                                                   $1,101        $201      $900
                                                   ======        ====      ====



     In 1994, the NAIC enacted a guideline to clarify reserving methodologies for contracts that require immediate payment of claims upon proof of death of the insured. Companies were allowed to grade the effects of the change in reserving methodologies over five years. A direct charge to surplus of $2,132 and $1,872 was made for the years ended December 31, 1998 and 1997, respectively, related to the change in reserve methodology.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999

7. DIVIDEND RESTRICTIONS



     The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid; without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2000, without the prior approval of insurance regulatory authorities, is $36,700.



8. CAPITAL STRUCTURE


     During 1999, the Company's Board of Director's approved an amendment to the Company's Articles of Incorporation which increased the number of authorized capital shares to 3,000,000. The Board of Directors also authorized a stock dividend in the amount of $1,000, which was transferred from unassigned surplus. This amendment and stock dividend were in response to a change in California law which requires all life insurance companies which do business in the state to have capital stock of at least $2,500.


9. RETIREMENT AND COMPENSATION PLANS



     The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $1,105, $917 and $659 for the years ended December 31, 1999, 1998 and 1997, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.


     The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


9. RETIREMENT AND COMPENSATION PLANS--(CONTINUED)

Pension expense related to this plan was $816, $632 and $448 for the years ended December 31, 1999, 1998 and 1997, respectively.


     AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.



     In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $81, $157 and $99 for the years ended December 31, 1999, 1998 and 1997, respectively.


10. RELATED PARTY TRANSACTIONS



     The Company shares certain officers, employees and general expenses with affiliated companies.


     The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1999, 1998 and 1997, the Company paid $16,905 $12,763 and $10,040, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 1999, 1998 and 1997, the Company received $3,755, $5,125 and $4,395, respectively, for such services, which approximates their cost.


     Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 5.06% at December 31, 1999. During 1999, 1998 and 1997, the Company paid net interest of $1,997, $1,090 and $364, respectively, to affiliates.


     The Company received capital contributions of $32,092 and $20,000 from its parent in 1998 and 1997, respectively.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


10. RELATED PARTY TRANSACTIONS--(CONTINUED)

     At December 31, 1999 and 1998, the Company had short-term note payables to an affiliate of $17,100 and $44,200, respectively. Interest on these notes ranged from 5.15% to 5.9% at December 31, 1999 and 5.13% to 5.54% at December 31, 1998.


     During 1998, the Company purchased life insurance policies covering the lives of certain employees of the Company. Premiums of $43,500 were paid to an affiliate for these policies. At December 31, 1999 and 1998, the cash surrender value of these policies was $47,518 and $45,445, respectively.



11. COMMITMENTS AND CONTINGENCIES


     The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.


     The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company. The Company has established a reserve of $3,498 and $3,489 and an offsetting premium tax benefit of $837 and $828 at December 31, 1999 and 1998, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $(20), $(74) and $0 at December 31, 1999, 1998 and 1997, respectively.


12. RECONCILIATION OF CAPITAL AND SURPLUS AND NET INCOME



     The following table reconciles capital and surplus and net income as reported in the 1998 Annual Statement filed with the Insurance Department of the State of Ohio, to the amounts reported in the accompanying financial statements:

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                      SUMMARY OF INVESTMENTS - OTHER THAN
                        INVESTMENTS IN RELATED PARTIES
                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


SCHEDULE I





                                                                                          AMOUNT AT WHICH
                                                                               FAIR        SHOWN IN THE
TYPE OF INVESTMENT                                              COST (1)       VALUE       BALANCE SHEET
------------------------------------------------------------   ----------   ----------   ----------------
FIXED MATURITIES
Bonds:
 United States Government and government
   agencies and authorities ................................   $  5,827     $ 5,820          $  5,827
 States, municipalities and political subdivisions .........      7,110       7,275             7,110
 Public utilities ..........................................     13,134      12,895            13,134
 All other corporate bonds .................................     93,660      93,086            93,660
                                                               --------     -------          --------
Total fixed maturities .....................................    119,731     119,076           119,731
EQUITY SECURITIES
Common stocks:
 Affiliated entities .......................................        243       2,156             2,156
 Industrial, miscellaneous and all other ...................        302         358               358
                                                               --------     -------          --------
Total equity securities ....................................        545       2,514             2,514
Mortgage loans on real estate ..............................      9,698                         9,698
Real estate ................................................     45,144                        45,144
Policy loans ...............................................    182,975                       182,975
Cash and short-term investments ............................     23,932                        23,932
                                                               --------                      --------
Total investments ..........................................   $382,025                      $383,994
                                                               ========                      ========



----------------
(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


                      SUPPLEMENTARY INSURANCE INFORMATION
                             (DOLLARS IN THOUSANDS)


SCHEDULE III





                                                                                       BENEFITS,
                                                                                        CLAIMS,
                              FUTURE POLICY    POLICY AND                    NET      LOSSES AND     OTHER
                               BENEFITS AND     CONTRACT      PREMIUM    INVESTMENT   SETTLEMENT   OPERATING
                                 EXPENSES     LIABILITIES     REVENUE      INCOME*     EXPENSES    EXPENSES*
                             --------------- ------------- ------------ ------------ ------------ ----------
YEAR ENDED DECEMBER 31, 1999
Individual life ............     $291,106       $ 9,152     $  583,656     $10,754     $178,237    $261,284
Group life .................       11,032           100          1,073         706        1,437         599
Annuity ....................      268,864            17      1,104,525      28,129      651,520     116,006
                                 --------       -------     ----------     -------     --------    --------
                                 $571,002       $ 9,269     $1,689,254     $39,589     $831,194    $377,889
                                 ========       =======     ==========     =======     ========    ========
YEAR ENDED DECEMBER 31, 1998
Individual life ............     $221,050       $ 8,624     $  474,120     $ 9,884     $122,542    $230,368
Group life .................       10,546           100          1,933         723        1,962       2,281
Annuity ....................      265,418           509        794,841      25,708      545,532      91,505
                                 --------       -------     ----------     -------     --------    --------
                                 $497,014       $ 9,233     $1,270,894     $36,315     $670,036    $324,154
                                 ========       =======     ==========     =======     ========    ========
YEAR ENDED DECEMBER 31, 1997
Individual life ............     $177,088       $ 9,533     $  390,452     $13,742     $ 88,738    $176,303
Group life .................        9,435           805          3,918         810        3,986       3,292
Annuity ....................      296,290           591        822,149      25,461      389,726      83,179
                                 --------       -------     ----------     -------     --------    --------
                                 $482,813       $10,929     $1,216,519     $40,013     $482,450    $262,774
                                 ========       =======     ==========     =======     ========    ========



* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


                                  REINSURANCE
                            (DOLLARS IN THOUSANDS)


SCHEDULE IV





                                                                         ASSUMED                        PERCENTAGE
                                                        CEDED TO           FROM                         OF AMOUNT
                                         GROSS            OTHER           OTHER             NET          ASSUMED
                                        AMOUNT          COMPANIES       COMPANIES         AMOUNT          TO NET
                                    --------------   --------------   -------------   --------------   -----------
YEAR ENDED DECEMBER 31, 1999
Life insurance in force .........   $63,040,741       $11,297,250      $       --      $51,743,494          0.0%
                                    -----------       -----------      ----------      -----------          ---
Premiums:
 Individual life ................   $   604,628       $    20,972      $       --      $   583,656          0.0%
 Group life .....................         1,383               310              --            1,073
 Annuity ........................     1,142,254            37,729              --        1,104,525          0.0
                                    -----------       -----------      ----------      -----------          ---
                                    $ 1,748,265       $    59,011      $       --      $ 1,689,254          0.0%
                                    ===========       ===========      ==========      ===========          ===
YEAR ENDED DECEMBER 31, 1998
Life insurance in force .........   $51,064,173       $ 9,862,460      $       --      $41,201,713          0.0%
                                    ===========       ===========      ==========      ===========          ===
Premiums:
 Individual life ................   $   493,633       $    19,512      $       --      $   474,121          0.0%
 Group life .....................   1,691 220                 461           1,932             23.8
 Annuity ........................       850,428            55,587              --          794,841          0.0
                                    -----------       -----------      ----------      -----------          ---
                                    $ 1,345,752       $    75,319      $      461      $ 1,270,894          .03%
                                    ===========       ===========      ==========      ===========          ===
YEAR ENDED DECEMBER 31, 1997
Life insurance in force .........   $40,221,361       $ 6,776,447      $2,692,822      $36,137,736          7.5%
                                    ===========       ===========      ==========      ===========          ===
Premiums:
 Individual life ................   $   395,361       $     4,910      $       --      $   390,452          0.0%
 Group life .....................         1,761               231           2,389            3,918         61.0
 Annuity ........................       822,149                --              --          822,149          0.0
                                    -----------       -----------      ----------      -----------         ----
                                    $ 1,219,271       $     5,141      $    2,389      $ 1,216,519          0.2%
                                    ===========       ===========      ==========      ===========         ====

                                    PART II.
                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS
                           ---------------------------

        Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                 REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A)
                 ----------------------------------------------

        Western Reserve Life Assurance Co. of Ohio ("Western Reserve") hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.


                    STATEMENT WITH RESPECT TO INDEMNIFICATION
                    -----------------------------------------

        Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                          Ohio General Corporation Law
                          ----------------------------

        SECTION 1701.13  AUTHORITY OF CORPORATION.

        (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

        (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

               (a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

               (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

        (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

        (4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1) and (2) of this section. Such determination shall be made as follows:

               (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

               (b) If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

               (c) By the shareholders;

               (d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.

        Any determination made by the disinterested directors under division
(E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

        (5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and
(2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

                      (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

                      (ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

               (b) Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

        (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

        (7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

        (8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or
(7).

        (9) As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

           Second Amended Articles of Incorporation of Western Reserve
           -----------------------------------------------------------

                                 ARTICLE EIGHTH
                                 --------------

        EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

        (2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

        (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

        (4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or
(b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

        (5) Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

        (6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

        (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

        (8) As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

(9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

                 Amended Code of Regulations of Western Reserve
                 ----------------------------------------------

                                    ARTICLE V
                                    ---------

                    Indemnification of Directors and Officers
                    -----------------------------------------

        Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

                              RULE 484 UNDERTAKING
                              --------------------

        Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

        The facing page
        The Prospectus, consisting of 147 pages
        The undertaking to file reports
        Representation pursuant to Section 26(e)(2)(A)
        The statement with respect to indemnification
        The Rule 484 undertaking
        The signatures

Written consent of the following persons:

        (a)  Sutherland Asbill & Brennan LLP
        (b)  Ernst & Young LLP
        (c)  PricewaterhouseCoopers LLP

The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:

         A. (1) Resolution of the Board of Directors of Western Reserve establishing the Series Account (4)
             (2) Not Applicable
             (3) Distribution of Policies:
                 (a) Master Service and Distribution Compliance Agreement (3)
                 (b) Amendment to Master Service and Distribution Compliance
                     Agreement (5)
                 (c) Form of Broker/Dealer Supervisory and Service Agreement (5)
                 (d) Principal Underwriting Agreement (5)
                 (e) First Amendment to Principal Underwriting Agreement (5)
             (4) Not Applicable
             (5) (a) Specimen Flexible Premium Variable Life Insurance Policy
                     (4)
                 (b) Terminal Illness Accelerated Death Benefit Rider (Form Nos.
                     ACCDB-10/94, ACCDB-CT-10/94, ACCDBIN-10/94, ACCDB-10/94MN,
                     ACCDBMS-01/95, ACCDBSC-02/95, ACCDBIL-10/94) (4)
                 (c) Endorsement (EL101) (6)
             (6) (a) Second Amended Articles of Incorporation of Western Reserve
                     (3)
                 (b) Amended Code of Regulations (By-Laws) of Western Reserve
                     (3)
                 (c) Certificate of First Amendment to the Second Amended
                     Articles of Incorporation of Western Reserve (7)
             (7) Not Applicable
             (8) (a) Investment Advisory Agreement with the Fund (1)
                 (b) Sub-Advisory Agreements (1)
                 (c) Participation Agreement Among Variable Insurance Products
                     Fund, Fidelity Distributors Corporation and Western Reserve
                     Life Assurance Co. of Ohio dated June 14, 1999 8/
                 (d) Amendment No.1 dated March 15, 2000 to Participation
                     Agreement - Variable Insurance Products Fund 9/
                 (e) Participation Agreement Among Variable Insurance Products
                     Fund II, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1997 8/

                 (f) Amendment No.1 dated March 15, 2000 to Participation
                     Agreement - Variable Insurance Products Fund II 9/
                 (g) Participation Agreement Among Variable Insurance Products
                     Fund III, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999 8/
                 (h) Amendment No. 1 dated March 15, 2000 to Participation
                     Agreement - Variable Insurance Products Fund III 9/
             (9) Not Applicable
            (10) Form of Application for Flexible Premium Variable Life
                 Insurance Policy (4)
            (11) Memorandum describing issuance, transfer and redemption procedures (4)

2.      See Exhibit 1.A.
3.      Opinion of Counsel as to the legality of the securities being registered
        (4)
4. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I
5.      Not Applicable
6. Opinion and consent of Alan Yaeger as to actuarial matters pertaining to the securities being registered (4)
7.      Consent of Thomas E. Pierpan, Esq. (4)
8.      Consent of Sutherland Asbill & Brennan LLP
9.      Consent of Ernst & Young LLP
10.     Consent of PricewaterhouseCoopers LLP
11.     (a)  Powers of Attorney (4)
        (b)  Power of Attorney - James R. Walker (2)

----------------------------------------
(1) This exhibit was previously filed on Post-Effective Amendment No. 25 to Form N-1A Registration Statement dated October 17, 1997 (File No. 33-507) and is incorporated herein by reference.

(2) This exhibit was previously filed on Post-Effective Amendment No. 13 to Form S-6 Registration Statement dated December 24, 1996 (File N9. 33-31140) and is incorporated herein by reference.

(3) This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.

(4) This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 21, 1998 (File No. 33-31140) and is incorporated herein by reference.

(5) This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference

(6) This exhibit was previously filed on Post-Effective Amendment No. 17 to Form S-6 Registration Statement dated April 22, 1999 (File No. 33-31140) and is incorporated herein by reference.

(7) This exhibit was previously filed on Post-Effective Amendment No. 5 to Form S-6 Registration Statement dated April 19, 2000 (File No. 333-23359) and is incorporated herein by reference.

(8) This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated September 23, 1999 (File No. 333-57681) and is incorporated herein by reference.

(9) This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 Registration Statement dated April 10, 2000 (File No. 333-93169) and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, WRL Series Life Account, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 18 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of St. Petersburg, County of Pinellas, Florida on this 20th day of April, 2000.


(SEAL)                                               WRL SERIES LIFE ACCOUNT
                                                     -----------------------
                                                      Registrant


                                                      WESTERN RESERVE LIFE
                                                      ASSURANCE CO. OF OHIO
                                                      ---------------------
                                                      Depositor
ATTEST:



  /s/ Thomas E. Pierpan                              By:  /s/ John R. Kenney
-------------------------                               -----------------------
Thomas E. Pierpan                                    John R. Kenney
Senior Vice President, General Counsel               Chairman of the Board and
and Assistant Secretary                              Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 18 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signature and Title                                        Date
     -------------------                                        ----


/s/ John R. Kenney                                         April 20, 2000
-----------------------------
John R. Kenney, Chairman of the
Board and Chief Executive Officer


/s/ Allan J. Hamilton                                      April 20, 2000
------------------------------
Allan J. Hamilton, Vice President,
Treasurer and Controller


/s/ Alan M. Yaeger                                         April 20, 2000
-----------------------------
Alan M. Yaeger, Executive Vice
President, Actuary and
Chief Financial Officer*


/s/ Jerome C. Vahl                                         April 20, 2000
---------------------------
Jerome C. Vahl, Director
and President


*Principal Financial Officer

/s/ Lyman H. Treadway                                      April 20, 2000
-----------------------------
Lyman H. Treadway, Director **/
                            --


/s/ Jack E. Zimmerman                                      April 20, 2000
-----------------------------
Jack E. Zimmerman, Director **/
                            --


/s/  James R. Walker                                       April 20, 2000
----------------------------------
James R. Walker, Director  **/
                           --


**/  /s/ Thomas E. Pierpan
--  --------------------------
     Signed by: Thomas E. Pierpan
          as Attorney-in-fact

                                  EXHIBIT INDEX



EXHIBIT                              DESCRIPTION
  NO.                                OF EXHIBIT
  ---                                ----------

  8.                   Consent of Sutherland Asbill & Brennan LLP

  9.                   Consent of Ernst & Young LLP

 10.                   Consent of PricewaterhouseCoopers LLP